                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES


Investment Company Act file number   811-2686
                                   ------------


                       RIVERSOURCE TAX-EXEMPT SERIES, INC.
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)


   50606 Ameriprise Financial Center, Minneapolis, Minnesota            55474
--------------------------------------------------------------------------------
          (Address of principal executive offices)                    (Zip code)


  Scott R. Plummer - 5228 Ameriprise Financial Center, Minneapolis, MN 55474
--------------------------------------------------------------------------------
                     (Name and address of agent for service)


Registrant's telephone number, including area code:  (612) 671-1947
                                                    -----------------

Date of fiscal year end:     11/30
                         --------------
Date of reporting period:    11/30
                         --------------

   Annual Report

                                                        RIVERSOURCE [LOGO](SM)
                                                              INVESTMENTS

   RIVERSOURCE(SM)
   INTERMEDIATE TAX-EXEMPT FUND

   ANNUAL REPORT FOR
   THE PERIOD ENDED
   NOV. 30, 2006

>  RIVERSOURCE INTERMEDIATE
   TAX-EXEMPT FUND SEEKS TO
   PROVIDE SHAREHOLDERS WITH A
   HIGH LEVEL OF CURRENT INCOME
   EXEMPT FROM FEDERAL TAXES.

TABLE OF CONTENTS

Fund Snapshot ..........................................................    3

Performance Summary ....................................................    5

Questions & Answers with Portfolio Management ..........................    7

The Fund's Long-term Performance .......................................   12

Investments in Securities ..............................................   14

Financial Statements ...................................................   22

Notes to Financial Statements ..........................................   25

Report of Independent Registered Public Accounting Firm ................   39

Federal Income Tax Information .........................................   40

Fund Expenses Example ..................................................   44

Board Members and Officers .............................................   46

Proxy Voting ...........................................................   49

                                    [LOGO]
                                 DALBAR RATED
                                     2006
                               FOR COMMUNICATION

The RiverSource mutual fund shareholder reports have been awarded the Communications Seal from Dalbar Inc., an independent financial services research firm. The Seal recognizes communications demonstrating a level of excellence in the industry.


------------------------------------------------------------------------------

2 RIVERSOURCE INTERMEDIATE TAX-EXEMPT FUND - 2006 ANNUAL REPORT

FUND SNAPSHOT AT NOV. 30, 2006

FUND OVERVIEW

RiverSource Intermediate Tax-Exempt Fund invests in municipal bonds issued by state and local governments to provide income that is generally exempt from federal income tax. The Fund's focus on higher quality municipal bonds seeks to reduce credit risk, and the Fund's intermediate-term portfolio is generally less volatile when interest rates fluctuate. The Fund pays monthly dividends.

QUALITY BREAKDOWN

Percentage of bond portfolio assets

AAA bonds                                49.2%
AA bonds                                 22.5%           [PIE CHART]
A bonds                                  12.5%
BBB bonds                                13.1%
Non-investment grade bonds                2.7%

Bond ratings apply to underlying holdings of the Fund and not the Fund itself. Whenever possible, the Standard and Poor's rating is used to determine the credit quality of a security. Standard and Poor's rates the creditworthiness of corporate bonds, with 15 categories, ranging from AAA (highest) to D (lowest). Ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories. If Standard and Poor's doesn't rate a security, then Moody's rating is used. RiverSource Investments, LLC, the Fund's investment manager, rates a security using an internal rating system when Moody's doesn't provide a rating. 2.7% of the portfolio ratings above was determined through internal analysis.

TOP TEN STATES

Percentage of portfolio assets

New York                                 12.6%
California                               10.8%
Ohio                                      9.6%
North Carolina                            6.0%
Minnesota                                 5.2%
Tennessee                                 4.9%
Illinois                                  4.8%
Louisiana                                 4.7%
Florida                                   3.8%
Michigan                                  3.7%

There are risks associated with an investment in a bond fund, including credit risk, interest rate risk, and prepayment and extension risk. See the Fund's prospectus for information on these and other risks associated with the Fund. In general, bond prices rise when interest rates fall and vice versa. This effect is usually more pronounced for longer-term securities. Non-investment grade securities, commonly called "high-yield" or "junk" bonds, generally have more volatile prices and carry more risk to principal and income than investment grade securities.

Income from tax-exempt funds may be subject to state and local taxes and a portion of income may be subject to the federal and/or state alternative minimum tax for certain investors. Federal income tax rules will apply to any capital gains distribution.


------------------------------------------------------------------------------

RIVERSOURCE INTERMEDIATE TAX-EXEMPT FUND - 2006 ANNUAL REPORT 3

FUND SNAPSHOT AT NOV. 30, 2006

STYLE MATRIX

[chart] Shading within the style matrix indicates areas in which the Fund generally invests.

      DURATION
SHORT   INT.  LONG
         X         HIGH
                   MEDIUM   QUALITY
                   LOW

The style matrix can be a valuable tool for constructing and monitoring your portfolio. It provides a frame of reference for distinguishing the types of stocks or bonds owned by a mutual fund, and serves as a guideline for helping you build a portfolio.

Investment products, including shares of mutual funds, are not federally or FDIC-insured, are not deposits or obligations of, or guaranteed by any financial institution, and involve investment risks including possible loss of principal and fluctuation in value.

SEC YIELDS

                                        AT NOV. 30, 2006   AT DEC. 29, 2006*
Class A                                       3.00%              3.00%
Class B                                       2.40%              2.39%
Class C                                       2.40%              2.40%
Class Y                                       3.32%              3.24%

*     The last business day of the period.

The Securities and Exchange Commission (SEC) yield is calculated by dividing anticipated net investment income during a 31-day period by the public offering price (POP) per share on the last day of the period, and converting the results to yearly figures. See Average Annual Total Returns on page 6 for additional performance information.

PORTFOLIO MANAGER

                                                             YEARS IN INDUSTRY
Rick LaCoff*                                                        14

*     The Fund is managed by a team of portfolio managers led by Rick LaCoff.

FUND FACTS

                                            TICKER SYMBOL      INCEPTION DATE
Class A                                        INFAX             11/13/96
Class B                                        INFBX             11/13/96
Class C                                           --              6/26/00
Class Y                                           --             11/13/96

Total net assets                                            $93.2 million

Number of holdings                                                     94

Effective maturity(1)                                           9.1 years

Effective duration(2)                                           5.1 years

Weighted average bond rating(3)                                        AA

(1) EFFECTIVE MATURITY measures a bond's maturity, which takes into consideration the possibility that the issuer may call the bond before its maturity date.

(2) EFFECTIVE DURATION measures the sensitivity of a security's price to parallel shifts in the yield curve (the graphical depiction of the levels of interest rates from two years out to 30 years). Positive duration means that as rates rise, the price decreases, and negative duration means that as rates rise, the price increases.

(3) WEIGHTED AVERAGE BOND RATING represents the average credit quality of the underlying bonds in the portfolio.


------------------------------------------------------------------------------

4 RIVERSOURCE INTERMEDIATE TAX-EXEMPT FUND - 2006 ANNUAL REPORT

PERFORMANCE SUMMARY

------------------------------------------------------------------------------

                            PERFORMANCE COMPARISON

                       For the year ended Nov. 30, 2006

[THE FOLLOWING TABLE WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL.]

RiverSource Intermediate    Lehman Brothers 3-15 Year   Lipper Intermediate
 Tax-Exempt Fund Class A   Blend Municipal Bond Index      Municipal Debt
(excluding sales charge)          (unmanaged)               Funds Index
         +4.72%                      +5.27%                    +4.95%

(see "The Fund's Long-term Performance" for Index descriptions)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial institution or visiting riversource.com/funds.

The 4.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in expenses.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

It is not possible to invest directly in an index.


------------------------------------------------------------------------------

RIVERSOURCE INTERMEDIATE TAX-EXEMPT FUND - 2006 ANNUAL REPORT 5

PERFORMANCE SUMMARY

AVERAGE ANNUAL TOTAL RETURNS

AT NOV. 30, 2006

                                                                           SINCE
Without sales charge           1 YEAR   3 YEARS    5 YEARS    10 YEARS   INCEPTION
Class A (inception 11/13/96)   +4.72%    +3.02%     +4.07%     +4.19%      +4.27%
Class B (inception 11/13/96)   +3.93%    +2.24%     +3.24%     +3.39%      +3.47%
Class C (inception 6/26/00)    +3.93%    +2.25%     +3.29%       N/A       +3.77%
Class Y (inception 11/13/96)   +4.87%    +3.21%     +4.27%     +4.33%      +4.41%
With sales charge
Class A (inception 11/13/96)   -0.26%    +1.36%     +3.06%     +3.68%      +3.76%
Class B (inception 11/13/96)   -1.07%    +0.98%     +2.89%     +3.39%      +3.47%
Class C (inception 6/26/00)    +2.93%    +2.25%     +3.29%       N/A       +3.77%

AT DEC. 31, 2006

                                                                           SINCE
Without sales charge           1 YEAR   3 YEARS    5 YEARS    10 YEARS   INCEPTION
Class A (inception 11/13/96)    +3.78%    +2.69%    +4.05%     +4.15%      +4.20%
Class B (inception 11/13/96)    +2.99%    +1.85%    +3.23%     +3.34%      +3.40%
Class C (inception 6/26/00)     +3.00%    +1.86%    +3.28%       N/A       +3.66%
Class Y (inception 11/13/96)    +3.95%    +2.88%    +4.26%     +4.29%      +4.34%
With sales charge
Class A (inception 11/13/96)    -1.15%    +1.03%    +3.04%     +3.64%      +3.70%
Class B (inception 11/13/96)    -2.01%    +0.58%    +2.87%     +3.34%      +3.40%
Class C (inception 6/26/00)     +2.00%    +1.86%    +3.28%       N/A       +3.66%

Class A share performance reflects the maximum sales charge of 4.75%. Class
B share performance reflects a contingent deferred sales charge (CDSC) applied as follows: first year 5%; second and third years 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter. Class C shares may be subject to a 1% CDSC if shares are sold within one year after purchase. Sales charges do not apply to Class Y shares. This share class is available to institutional investors only.


------------------------------------------------------------------------------

6 RIVERSOURCE INTERMEDIATE TAX-EXEMPT FUND - 2006 ANNUAL REPORT

QUESTIONS & ANSWERS WITH PORTFOLIO MANAGEMENT

Below, Portfolio Manager Rick LaCoff discusses the Fund's positioning and results for the 12 months ended Nov. 30, 2006. Rick LaCoff replaced David Kerwin as portfolio manager of the Fund effective July 24, 2006.

The specific securities mentioned are for illustrative purposes only and are not a complete list of securities that have increased or decreased in value. The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of RiverSource Investments, LLC (RiverSource) or any subadviser to the Fund or any other person in the RiverSource or subadviser organization. Any such views are subject to change at any time based upon market or other conditions and RiverSource disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a RiverSource Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any RiverSource Fund.

Q: How did RiverSource Intermediate Tax-Exempt Fund perform for the fiscal year?

A: RiverSource Intermediate Tax-Exempt Fund's Class A Shares (excluding sales charge) gained 4.72% for the 12 months ended Nov. 30, 2006. The Fund underperformed the Lehman Brothers 3-15 Year Blend Municipal Bond Index (Lehman 3-15 Year Index), which rose 5.27% for the period. The Fund also underperformed the Lipper Intermediate Municipal Debt Funds Index (Lipper Index), representing the Fund's peer group, which advanced 4.95% for the same time frame.

Q: What factors most significantly affected performance during the annual period?

A: The tax-exempt fixed income market produced positive performance during the period. Tax-exempt yields actually moved higher across the short-term portion of the yield curve (i.e., five-year maturities and shorter) but declined across the remainder of the yield curve (i.e., six-year maturities and longer), causing a significant yield curve flattening. Tax-exempt rates peaked in July 2006, soon after the Federal Reserve Board (the Fed) made its 17th consecutive rate hike, which brought the targeted federal funds rate to 5.25%. In early August, the Fed observed its first pause in its two-year tightening cycle, noting that economic growth appeared to be moderating somewhat and inflation pressures -- though elevated -- were expected to recede over the balance of the year and into 2007.


------------------------------------------------------------------------------

RIVERSOURCE INTERMEDIATE TAX-EXEMPT FUND - 2006 ANNUAL REPORT 7

QUESTIONS & ANSWERS

      The fixed income market rallied in response. The Fed stayed on hold through the remainder of the fiscal period, and tax-exempt yields continued to fall.

      Positive contributing factors to the Fund's annual performance were its allocations to non-enhanced municipal tobacco bonds, health care municipal bonds and Commonwealth of Puerto Rico municipal bonds. Each of these sectors performed well for the 12-month period as a whole. A significant position in non-enhanced California general obligation bonds further helped the Fund's performance. These bonds performed well as the fiscal status of the state of California improved during the period. Results of the Fund were further helped by having positions in select non-investment grade or non-rated bonds, as these bonds, which are not part of the Lehman 3-15 Year Index, outperformed the Lehman 3-15 Year Index.

      Exposure to bonds that were advance refunded during the period also boosted the Fund's returns. Advance refunding is a procedure in which a bond issuer floats a second bond at a lower interest rate, and the proceeds from the sale of the second bond are invested, usually in Treasury securities, which in turn, are held in escrow collateralizing the first bond. Advance refunded bonds no longer represent the credit risk profile of the original borrower, and given the high credit quality of the escrow account, they often increase in value -- sometimes significantly.

      The Fund underperformed the Lehman 3-15 Year Index due primarily to its modest exposure to special district general obligation bonds, which performed strongly for the period. These municipal bonds are often uninsured and rated BBB, issued for mixed use purposes or projects.

      Also detracting a bit from the Fund's results was its duration positioning. Duration is a measure of the Fund's sensitivity to changes in interest rates. The Fund maintained a rather neutral duration through most of the fiscal year. However, when Fed policy went on hold in August and rates rallied, we believed rates declined to levels that appeared too low given our economic view and so we shortened the Fund's duration. This strategy hurt the Fund's performance during the last few months of the period, as rates continued to decline.

      The primary reason the Fund underperformed the Lipper Index was its moderate exposure to bonds rated BBB compared to the Lipper Index. Bonds rated BBB generally outperformed higher quality bonds during the period.


------------------------------------------------------------------------------

8 RIVERSOURCE INTERMEDIATE TAX-EXEMPT FUND - 2006 ANNUAL REPORT

QUESTIONS & ANSWERS

      OVERALL, FUNDAMENTALS OF CREDIT ISSUERS HAVE BEEN THE BEST WE HAVE SEEN FOR SOME TIME. AS CREDIT QUALITY HAS IMPROVED ACROSS THE MUNICIPAL BOND SECTOR, WE SOUGHT OPPORTUNITIES TO ADD SELECT INVESTMENTS TO THE PORTFOLIO WITH LOWER CREDIT QUALITY THAT WE BELIEVED HAD THE POTENTIAL TO BE UPGRADED.

Q: What changes did you make to the Fund and how is it currently positioned?

A: Overall, fundamentals of credit issuers have been the best we have seen for some time. As credit quality has improved across the municipal bond sector, we sought opportunities to add select investments to the portfolio with lower credit quality that we believed had the potential to be upgraded. In some cases, this was simply investing in a bond rated A rather than AAA. We also added exposure to bonds rated BBB on a highly selective basis. For example, we increased the Fund's exposure to non-enhanced tobacco municipal bonds, health care bonds and special project financing bonds, several of which are rated BBB, on an opportunistic basis. Given anticipated technical conditions within the municipal bond market, we expect these bonds to continue to perform well and provide attractive income during the coming months.

      We also increased the Fund's holdings in single-family housing bonds, as this sector offered an attractive yield during the period. We also added to the Fund's allocation to Commonwealth of Puerto Rico municipal bonds. Puerto Rico has enacted a local sales tax to raise revenues and implemented other reforms to cut expenses. As these fiscal remedies take hold, Puerto Rico municipal bonds may be increasingly attractive to investors, given the triple-tax-exemption (i.e., federal, state and local) they offer. Finally, as mentioned earlier, when tax-exempt bond yields rallied in response to the Fed's early August pause, we shortened the Fund's duration.


------------------------------------------------------------------------------

RIVERSOURCE INTERMEDIATE TAX-EXEMPT FUND - 2006 ANNUAL REPORT 9

QUESTIONS & ANSWERS

      GOING FORWARD, WE BELIEVE THE MAJOR FACTOR AFFECTING THE MUNICIPAL MARKET MAY WELL BE THE UNEXPECTED SLOWDOWN IN ISSUANCE SEEN DURING 2006 YEAR-TO-DATE.

Q:    What is the Fund's tactical view and strategy for the months ahead?

A: Going forward, we believe the major factor affecting the municipal market may well be the unexpected slowdown in issuance seen during 2006 year-to-date. Reduced refunding issues were the primary reason for the decline in supply, while new money issuance actually increased compared to the same time frame last year. As a result, municipal bonds are expensive, but demand has remained high. Demand from non-traditional buyers, such as foreign banks and leveraged investors, has been especially strong. Given this technical condition within the supply/demand balance of municipal bonds, we believe the tax-exempt bond market may well continue to outperform the taxable bond market through 2006 and into the new year.

      From a broader perspective, we intend to position the Fund based on our ongoing belief that U.S. interest rates across the range of maturities, or yield curve, have declined to levels that appear too low given our economic view. We believe the most likely scenario is for inflation to be nudged higher but also for a modest economic slowdown to become apparent at the end of 2006 in what we would characterize as a "soft landing." We, thus, believe the Fed is likely to maintain its pause, with the targeted federal funds rate at its current 5.25%, for an extended period of time.

      INVESTMENT TERM

      SOFT LANDING: A term used to describe a rate of economic growth high enough to avoid recession but slow enough to avoid high inflation.


------------------------------------------------------------------------------

10 RIVERSOURCE INTERMEDIATE TAX-EXEMPT FUND - 2006 ANNUAL REPORT

QUESTIONS & ANSWERS

      Given this view, we intend to maintain the Fund's current duration positioning compared to the Lehman 3-15 Year Index for the near term. We further intend to reduce the Fund's exposure to insured bonds and increase its allocation to uninsured bonds, with a bias toward tobacco bonds, special project financing bonds, health care bonds, particularly bonds for large health care systems, and essential service revenue bonds, such as public power and water and sewer issues. We feel these sectors may enable the Fund to potentially pick up incremental yield without taking on significant risk. We continue to watch closely for opportunities to modestly increase the Fund's exposure to bonds rated BBB. Lastly, with rates at current levels, we believe several of the Fund's holdings may be poised to benefit from advance refunding in the months ahead.

      Consistent with the Fund's investment objective, we will maintain our emphasis on generating a high level of current income exempt from federal taxes.


------------------------------------------------------------------------------

RIVERSOURCE INTERMEDIATE TAX-EXEMPT FUND - 2006 ANNUAL REPORT 11

THE FUND'S LONG-TERM PERFORMANCE

The chart on the facing page illustrates the total value of an assumed $10,000 investment in RiverSource Intermediate Tax-Exempt Fund Class A shares (from 12/1/96 to 11/30/06) as compared to the performance of two widely cited performance indices, the Lehman Brothers 3-15 Year Blend Municipal Bond Index and the Lipper Intermediate Municipal Debt Funds Index. In comparing the Fund's Class A shares to these indices, you should take into account the fact that the Fund's performance reflects the maximum sales charge of 4.75%, while such charges are not reflected in the performance of the indices. Returns for the Fund include the reinvestment of any distribution paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial institution or visiting riversource.com/funds. Also see "Past Performance" in the Fund's current prospectus.

COMPARATIVE RESULTS

Results at Nov. 30, 2006

                                                          1 YEAR    3 YEARS    5 YEARS    10 YEARS
RIVERSOURCE INTERMEDIATE TAX-EXEMPT FUND
(INCLUDES SALES CHARGE)
Class A Cumulative value of $10,000                      $ 9.974    $10,414    $11.627     $14,496
        Average annual total return                        -0.26%     +1.36%     +3.06%      +3.68%
LEHMAN BROTHERS 3-15 YEAR BLEND MUNICIPAL BOND INDEX(1)
        Cumulative value of $10,000                      $10,527    $11,174    $12,684     $16,904
        Average annual total return                        +5.27%     +3.77%     +4.87%      +5.39%
LIPPER INTERMEDIATE MUNICIPAL DEBT FUNDS INDEX(2)
        Cumulative value of $10,000                      $10,495    $11,001    $12,272     $15,716
        Average annual total return                        +4.95%     +3.23%     +4.18%      +4.62%

Results for other share classes can be found on page 6.


------------------------------------------------------------------------------

12 RIVERSOURCE INTERMEDIATE TAX-EXEMPT FUND - 2006 ANNUAL REPORT

                 VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN
                   RIVERSOURCE INTERMEDIATE TAX-EXEMPT FUND

[THE FOLLOWING TABLE WAS REPRESENTED AS A LINE GRAPH IN THE PRINTED MATERIAL.]

RiverSource Intermediate
Tax-Exempt Fund Class A    Lehman Brothers 3-15 Year Blend   Lipper Intermediate Municipal
(includes sales charge)        Municipal Bond Index(1)           Debt Funds Index(2)
        $ 9,525                        $10,000                         $10,000
        $10,044                        $10,656                         $10,577
        $10,538                        $11,446                         $11,278
        $10,690                        $11,483                         $11,209
        $11,141                        $12,304                         $11,888
        $11,876                        $13,328                         $12,805
        $12,524                        $14,204                         $13,503
        $13,258                        $15,129                         $14,286
        $13,608                        $15,655                         $14,636
        $13,843                        $16,057                         $14,975
        $14,496                        $16,904                         $15,716

(1) The Lehman Brothers 3-15 Year Blend Municipal Bond Index,an unmanaged index, is a market value-weighted index of investment grade fixed-rate municipal bonds with maturities of2-17 years. The index is frequently used as a general performance measure of tax-exempt bonds with intermediate maturities. The index reflects reinvestment of all distributions and changes in market prices.

(2) The Lipper Intermediate Municipal Debt Funds Index includes the 30 largest intermediate municipal debt funds tracked by Lipper Inc. The index's returns include net reinvested dividends.


------------------------------------------------------------------------------

RIVERSOURCE INTERMEDIATE TAX-EXEMPT FUND - 2006 ANNUAL REPORT 13

INVESTMENTS IN SECURITIES

NOV. 30, 2006

(Percentages represent value of investments compared to net assets)

MUNICIPAL BONDS (97.4%)

NAME OF                           COUPON    PRINCIPAL              VALUE(a)
ISSUER AND                         RATE       AMOUNT
TITLE OF
ISSUE (b,c)
ALABAMA (0.3%)
Montgomery Medical Clinic Board
   Revenue Bonds
   Jackson Hospital & Clinic
   Series 2006
      03-01-21                     5.13%  $     250,000(f)  $       264,205
---------------------------------------------------------------------------

ALASKA (0.6%)
State of Alaska
   Refunding Revenue Bonds
   Series 2006A (MBIA) A.M.T.
      10-01-14                     5.00         500,000             537,795
---------------------------------------------------------------------------

ARIZONA (2.3%)
Arizona School Facilities Board
   Revenue Bonds
   State School Improvement
   Series 2002
      07-01-10                     5.50       1,000,000           1,066,580
Queen Creek Improvement District #1
   Special Assessment Bonds
   Series 2006
      01-01-14                     5.00         500,000             521,395
      01-01-18                     5.00         500,000             517,895
                                                            ---------------
Total                                                             2,105,870
---------------------------------------------------------------------------

CALIFORNIA (10.6%)
Alameda Corridor Transportation Authority
   Revenue Bonds
   Senior Lien
   Series 1999A (MBIA)
      10-01-18                     5.13       2,000,000           2,100,240
California Housing Finance Agency
   Revenue Bonds
   Home Mtge
   Series 2006H (FGIC) A.M.T.
      08-01-30                     5.75         500,000             541,455

MUNICIPAL BONDS (CONTINUED)

NAME OF                           COUPON    PRINCIPAL              VALUE(a)
ISSUER AND                         RATE       AMOUNT
TITLE OF
ISSUE (b,c)
CALIFORNIA (CONT.)
California Housing Finance Agency
   Revenue Bonds
   Home Mtge
   Series 2006K A.M.T.
      02-01-42                     5.50%  $     500,000     $       535,600
City of Long Beach
   Refunding Revenue Bonds
   Series 2005A (MBIA) A.M.T.
      05-15-20                     5.00       1,000,000           1,069,560
Los Angeles Harbor Department
   Refunding Revenue Bonds
   Series 2006A (MBIA) A.M.T.
      08-01-13                     5.00         500,000             537,095
      08-01-16                     5.00         510,000             555,609
San Diego Unified School District
   Unlimited General Obligation Bonds
   Capital Appreciation
   Zero Coupon
   Series 1999A (FGIC)
      07-01-12                     3.70       2,000,000(e)        1,625,120
State of California
   Unlimited General Obligation Bonds
   Series 2004A
      07-01-14                     5.25         500,000             554,940
State of California
   Unlimited General Obligation Bonds
   Various Purpose
   Series 2003
      11-01-16                     5.25       2,000,000           2,201,399
State of California
   Unrefunded Unlimited General Obligation Bonds
   Series 2000
      05-01-19                     5.63         225,000             241,916
                                                            ---------------
Total                                                             9,962,934
---------------------------------------------------------------------------

See accompanying notes to investments in securities.


------------------------------------------------------------------------------

14 RIVERSOURCE INTERMEDIATE TAX-EXEMPT FUND - 2006 ANNUAL REPORT

MUNICIPAL BONDS (CONTINUED)

NAME OF                           COUPON    PRINCIPAL              VALUE(a)
ISSUER AND                         RATE       AMOUNT
TITLE OF
ISSUE (b,c)
COLORADO (0.6%)
Colorado Health Facilities Authority
   Revenue Bonds
   Evangelical Lutheran
   Series 2005
      06-01-23                     5.25%  $     500,000(h)  $       537,900
---------------------------------------------------------------------------

FLORIDA (3.8%)
Bonita Springs-Vasari Community Development District
   Special Assessment Bonds
   Capital Improvement
   Series 2001B
      05-01-09                     6.20         215,000             216,249
Grand Haven Community Development District
   Special Assessment Bonds
   Series 2002
      11-01-07                     6.13          25,000              25,026
Harbor Bay Community Development District
   Special Assessment Bonds
   Series 2001B
      05-01-10                     6.35         135,000             137,080
Highlands County Health Facilities Authority
   Refunding Revenue Bonds
   Hospital - Adventist Health
   Series 2005A
      11-15-22                     5.00       1,000,000           1,060,650
Landmark at Doral Community Development District
   Special Assessment Bonds
   Series 2006B
      05-01-15                     5.20         500,000             507,925
Renaissance Communications Development District
   Special Assessment Bonds
   Series 2002B
      05-01-08                     6.25          65,000              65,634
Sterling Hill Community Development District
   Special Assessment Bonds
   Series 2003B
      11-01-10                     5.50         430,000             435,620
Village Center Community Development District
   Recreational Revenue Bonds
   Series 2003B
      01-01-18                     6.35       1,000,000           1,073,961

MUNICIPAL BONDS (CONTINUED)

NAME OF                           COUPON    PRINCIPAL              VALUE(a)
ISSUER AND                         RATE       AMOUNT
TITLE OF
ISSUE (b,c)
FLORIDA (CONT.)
Waterchase Community Development District
   Revenue Bonds
   Series 2001B
      05-01-08                     5.90%  $      15,000     $        15,071
                                                            ---------------
Total                                                             3,537,216
---------------------------------------------------------------------------

GEORGIA (1.7%)
Appling County Development Authority
   Revenue Bonds
   Power Company Plant Hatch Project
   Series 2006 (AMBAC)
      07-01-16                     4.40         500,000             511,625
City of Atlanta
   Refunding Revenue Bonds
   Series 2003D (FGIC) A.M.T.
      01-01-16                     5.25       1,000,000           1,080,780
                                                            ---------------
Total                                                             1,592,405
---------------------------------------------------------------------------

ILLINOIS (4.8%)
City of Chicago
   Revenue Bonds
   Capital Appreciation
   Zero Coupon
   Series 1997 (FGIC)
      11-01-15                     4.36       2,000,000(e)        1,412,960
County of Cook
   Prerefunded Unlimited General Obligation Bonds
   Capital Improvement
   Series 1999A (FGIC)
      11-15-17                     5.25       2,000,000           2,115,700
Lake County Community High School District #117
   Unlimited General Obligation Bonds
   Capital Appreciation
   Zero Coupon
   Series 2000B (FGIC)
      12-01-08                     5.13       1,000,000(e)          931,130
                                                            ---------------
Total                                                             4,459,790
---------------------------------------------------------------------------

INDIANA (2.3%)
Indiana Municipal Power Agency
   Revenue Bonds
   Series 2003B (MBIA)
      01-01-11                     5.00       2,000,000           2,110,560
---------------------------------------------------------------------------

See accompanying notes to investments in securities.


------------------------------------------------------------------------------

RIVERSOURCE INTERMEDIATE TAX-EXEMPT FUND - 2006 ANNUAL REPORT 15

MUNICIPAL BONDS (CONTINUED)

NAME OF                           COUPON    PRINCIPAL              VALUE(a)
ISSUER AND                         RATE       AMOUNT
TITLE OF
ISSUE (b,c)
KANSAS (1.1%)
City of Salina
   Improvement Refunding Revenue Bonds
   Salina Regional Health
   Series 2006
      10-01-22                     5.00%  $     500,000     $       533,345
University of Kansas Hospital Authority
   Improvement Refunding Revenue Bonds
   Health System
   Series 2006
      09-01-23                     5.00         500,000(f)          528,755
                                                            ---------------
Total                                                             1,062,100
---------------------------------------------------------------------------

LOUISIANA (4.7%)
Louisiana State Citizens Property Insurance Corporation
   Revenue Bonds
   Series 2006B (AMBAC)
      06-01-16                     5.00         500,000             550,355
State of Louisiana
   Revenue Bonds
   Series 2002A (AMBAC)
      06-01-17                     5.38       2,750,000           2,996,868
Tobacco Settlement Financing Corporation
   Asset-backed Revenue Bonds
   Series 2001B
      05-15-30                     5.50         750,000             792,870
                                                            ---------------
Total                                                             4,340,093
---------------------------------------------------------------------------

MARYLAND (1.1%)
State of Maryland
   Unlimited General Obligation Bonds
   State & Local Facilities Loan
   2nd Series 2001
      07-15-08                     5.25       1,000,000           1,027,780
---------------------------------------------------------------------------

MASSACHUSETTS (2.4%)
Commonwealth of Massachusetts
   Limited General Obligation Bonds
   Series 2002C (FGIC)
      11-01-14                     5.50       2,000,000           2,259,360
---------------------------------------------------------------------------

MUNICIPAL BONDS (CONTINUED)

NAME OF                           COUPON    PRINCIPAL              VALUE(a)
ISSUER AND                         RATE       AMOUNT
TITLE OF
ISSUE (b,c)
MICHIGAN (3.7%)
Michigan Municipal Bond Authority
   Revenue Bonds
   Clean Water Revolving Fund
   Series 2001
      10-01-20                     5.00%  $   1,500,000     $     1,587,360
Saginaw Hospital Finance Authority
   Refunding Revenue Bonds
   Covenant Medical Center
   Series 2004G
      07-01-22                     5.13       1,000,000           1,060,770
Wayne County Airport Authority
   Revenue Bonds
   Detroit Metro Wayne County Airport
   Series 2005 (MBIA) A.M.T.
      12-01-19                     4.75         750,000             780,615
                                                            ---------------
Total                                                             3,428,745
---------------------------------------------------------------------------

MINNESOTA (5.2%)
Osseo Independent School District #279
   Unlimited General Obligation Refunding Bonds
   School Building
   Series 2000A
   (School District Credit Enhancement Program)
      02-01-14                     5.75       2,000,000           2,144,540
St. Paul Housing & Redevelopment Authority
   Revenue Bonds
   HealthPartners Obligation Group Project
   Series 2006
      05-15-23                     5.25         500,000             536,420
State of Minnesota
   Unlimited General Obligation Bonds
   Series 2000
      06-01-17                     5.50       2,000,000           2,126,920
                                                            ---------------
Total                                                             4,807,880
---------------------------------------------------------------------------

MONTANA (0.6%)
Montana Board of Housing
   Revenue Bonds
   Single Family Mortgage
   Series 2006C-2 A.M.T.
      12-01-37                     5.75         500,000             543,515
---------------------------------------------------------------------------

See accompanying notes to investments in securities.


------------------------------------------------------------------------------

16 RIVERSOURCE INTERMEDIATE TAX-EXEMPT FUND - 2006 ANNUAL REPORT

MUNICIPAL BONDS (CONTINUED)

NAME OF                           COUPON    PRINCIPAL              VALUE(a)
ISSUER AND                         RATE       AMOUNT
TITLE OF
ISSUE (b,c)
NEW HAMPSHIRE (0.6%)
New Hampshire Business Finance Authority
   Revenue Bonds
   Public Service Company of New Hampshire Project
   Series 2006B (MBIA) A.M.T.
      05-01-21                     4.75%  $     500,000     $       519,925
---------------------------------------------------------------------------

NEW JERSEY (2.4%)
New Jersey Health Care Facilities Financing Authority
   Revenue Bonds
   South Jersey Hospital
   Series 2006
      07-01-20                     5.00       1,050,000           1,111,372
New Jersey Transportation Trust Fund Authority
   Revenue Bonds
   Transportation System
   Series 2006A
      12-15-21                     5.50         250,000             292,355
Tobacco Settlement Financing Corporation
   Asset-backed Revenue Bonds
   Series 2002
      06-01-42                     6.13         205,000             225,174
Tobacco Settlement Financing Corporation
   Revenue Bonds
   Series 2003
      06-01-10                     4.25         200,000             201,418
      06-01-11                     4.50         180,000             182,551
Tobacco Settlement Financing
   Revenue Bonds
   Series 2003
      06-01-41                     7.00         225,000             260,870
                                                            ---------------
Total                                                             2,273,740
---------------------------------------------------------------------------

NEW YORK (12.4%)
City of New York
   Unlimited General Obligation Bonds
   Series 2003J
      06-01-19                     5.50       2,000,000           2,203,560
Metropolitan Transportation Authority
   Revenue Bonds
   Series 2002B (MBIA)
      07-01-13                     5.50       2,250,000           2,506,499

MUNICIPAL BONDS (CONTINUED)

NAME OF                           COUPON    PRINCIPAL              VALUE(a)
ISSUER AND                         RATE       AMOUNT
TITLE OF
ISSUE (b,c)
NEW YORK (CONT.)
Metropolitan Transportation Authority
   Revenue Bonds
   Series 2005F
      11-15-12                     5.00%  $     750,000     $       803,235
New York City Industrial Development Agency
   Revenue Bonds
   Queens Baseball Stadium Pilot
   Series 2006 (AMBAC)
      01-01-23                     5.00         500,000             544,130
New York City Industrial Development Agency
   Revenue Bonds
   Terminal One Group Association Project
   Series 2005 A.M.T.
      01-01-21                     5.50         500,000             547,415
New York State Energy Research & Development
   Authority
   Revenue Bonds
   New York State Electric & Gas
   Series 1985 (MBIA)
      03-15-15                     4.10       1,160,000           1,179,987
New York State Urban Development Corporation
   Revenue Bonds
   Series 2002C
      01-01-11                     5.00       2,375,000           2,500,756
Tobacco Settlement Financing Authority
   Asset-backed Revenue Bonds
   Series 2003A-1
      06-01-19                     5.50       1,250,000           1,374,950
                                                            ---------------
Total                                                            11,660,532
---------------------------------------------------------------------------

NORTH CAROLINA (6.0%)
North Carolina Eastern Municipal Power Agency
   Refunding Revenue Bonds
   Series 2003A
      01-01-10                     5.50       1,000,000           1,047,350
North Carolina Housing Finance Agency
   Revenue Bonds
   Series 2006A-25 A.M.T.
      01-01-37                     5.75       1,000,000           1,074,900
North Carolina Housing Finance Agency
   Revenue Bonds
   Series 2006A-26 A.M.T.
      01-01-38                     5.50         250,000(f)          266,410

See accompanying notes to investments in securities.


------------------------------------------------------------------------------

RIVERSOURCE INTERMEDIATE TAX-EXEMPT FUND - 2006 ANNUAL REPORT 17

MUNICIPAL BONDS (CONTINUED)

NAME OF                           COUPON    PRINCIPAL              VALUE(a)
ISSUER AND                         RATE       AMOUNT
TITLE OF
ISSUE (b,c)
NORTH CAROLINA (CONT.)
North Carolina Municipal Power Agency #1 Catawba
   Revenue Bonds
   Series 2003A
      01-01-12                     5.50%  $   1,000,000     $     1,072,960
State of North Carolina
   Prerefunded Unlimited General Obligation Public
   Improvement Bonds
   Series 1999A
      03-01-15                     5.25       2,000,000           2,109,860
                                                            ---------------
Total                                                             5,571,480
---------------------------------------------------------------------------

NORTH DAKOTA (0.9%)
Ward County
   Revenue Bonds
   Trinity Obligated Group
   Series 2006
      07-01-15                     5.25         750,000             812,355
---------------------------------------------------------------------------

OHIO (9.5%)
City of Cincinnati
   Unlimited General Obligation Bonds
   Series 2000
      12-01-16                     5.25       1,650,000           1,758,521
County of Cuyahoga
   Refunding Revenue Bonds
   Series 2003A
      01-01-11                     5.50       2,000,000           2,141,119
      01-01-17                     6.00       1,500,000           1,691,205
Miami County
   Improvement Refunding Revenue Bonds
   Upper Valley Medical Center
   Series 2006
      05-15-21                     5.25         500,000             538,550
Ohio State Turnpike Commission
   Refunding Revenue Bonds
   Series 2001B (FSA)
      02-15-08                     5.00       1,000,000           1,017,350
State of Ohio
   Unlimited General Obligation Bonds
   Conservation Projects
   Series 2005A
      03-01-20                     5.00         750,000(h)          800,820

MUNICIPAL BONDS (CONTINUED)

NAME OF                           COUPON    PRINCIPAL              VALUE(a)
ISSUER AND                         RATE       AMOUNT
TITLE OF
ISSUE (b,c)
OHIO (CONT.)
State of Ohio
   Unlimited General Obligation Bonds
   Higher Education
   Series 2002A
      08-01-18                     5.38%  $     800,000     $       868,584
                                                            ---------------
Total                                                             8,816,149
---------------------------------------------------------------------------

PUERTO RICO (3.2%)(d)
Commonwealth of Puerto Rico
   Unlimited General Obligation Public Improvement
   Bonds
   Series 2003A
      07-01-21                     5.25         375,000             402,743
Commonwealth of Puerto Rico
   Unlimited General Obligation Public Improvement
   Bonds
   Series 2006A
      07-01-24                     5.25         375,000             411,338
      07-01-26                     5.25       1,000,000           1,096,069
Puerto Rico Highway & Transportation Authority
   Revenue Bonds
   Series 1996Y
      07-01-13                     6.25         500,000             568,770
Puerto Rico Highway & Transportation Authority
   Revenue Bonds
   Series 2005K
      07-01-19                     5.00         500,000             534,100
                                                            ---------------
Total                                                             3,013,020
---------------------------------------------------------------------------

RHODE ISLAND (1.1%)
Rhode Island Housing & Mortgage Finance Corporation
   Revenue Bonds
   Homeownership Opportunity
   Series 2006TY-51-A
      10-01-26                     4.65       1,000,000           1,023,510
---------------------------------------------------------------------------

See accompanying notes to investments in securities.


------------------------------------------------------------------------------

18 RIVERSOURCE INTERMEDIATE TAX-EXEMPT FUND - 2006 ANNUAL REPORT

MUNICIPAL BONDS (CONTINUED)

NAME OF                           COUPON    PRINCIPAL              VALUE(a)
ISSUER AND                         RATE       AMOUNT
TITLE OF
ISSUE (b,c)
SOUTH CAROLINA (2.3%)
Columbia
   Certificate of Participation
   Tourism Development Fee Pledge
   Series 2003 (AMBAC)
      06-01-12                     5.00%  $   1,735,000     $     1,864,830
Tobacco Settlement Revenue Management Authority
   Revenue Bonds
   Series 2001B
      05-15-22                     6.00         250,000             265,233
                                                            ---------------
Total                                                             2,130,063
---------------------------------------------------------------------------

TENNESSEE (4.8%)
Clarksville Natural Gas Acquisition Corporation
   Revenue Bonds
   Series 2006
      12-15-20                     5.00         500,000             551,575
      12-15-21                     5.00         500,000             552,480
Tennessee Energy Acquisition Corporation
   Revenue Bonds
   Series 2006A
      09-01-18                     5.25       1,500,000           1,681,665
      09-01-20                     5.25         885,000(h)        1,000,006
      09-01-22                     5.25         625,000             711,619
                                                            ---------------
Total                                                             4,497,345
---------------------------------------------------------------------------

TEXAS (2.3%)
Brazosport Independent School District
   Unlimited General Obligation Bonds
   Series 2003C
   (Permanent School Fund Guarantee)
      02-15-19                     5.00       2,000,000           2,124,440
---------------------------------------------------------------------------

VIRGINIA (3.1%)
Richmond Metropolitan Authority
   Refunding Revenue Bonds
   Series 2002 (FGIC)
      07-15-15                     5.25       2,125,000           2,389,244
Tobacco Settlement Financing Corporation
   Asset-backed Revenue Bonds
   Series 2005
      06-01-26                     5.50         500,000             531,425
                                                            ---------------
Total                                                             2,920,669
---------------------------------------------------------------------------

MUNICIPAL BONDS (CONTINUED)

NAME OF                           COUPON    PRINCIPAL              VALUE(a)
ISSUER AND                         RATE       AMOUNT
TITLE OF
ISSUE (b,c)
WASHINGTON (3.0%)
County of King
   Unrefunded Limited General Obligation Bonds
   Series 2002
      12-01-13                     5.50%  $   1,560,000     $     1,739,665
Port of Seattle
   Limited General Obligation Bonds
   Series 2000B A.M.T.
      12-01-21                     5.90       1,000,000           1,078,200
                                                            ---------------
Total                                                             2,817,865
---------------------------------------------------------------------------

TOTAL MUNICIPAL BONDS
(Cost: $88,296,097)                                         $    90,759,241
---------------------------------------------------------------------------

MUNICIPAL NOTES (1.6%)

ISSUE (c,g)                    EFFECTIVE      AMOUNT               VALUE(a)
                                 YIELD      PAYABLE AT
                                             MATURITY
COLORADO (1.2%)
Colorado Educational & Cultural Facilities Authority
   Revenue Bonds
   National Jewish Federal Building Project
   V.R.D.N. Series 2003-A1 (Bank of America)
      09-01-33                   3.65%    $     630,000     $       630,000
Colorado Educational & Cultural Facilities Authority
   Revenue Bonds
   National Jewish Federal Building Project
   V.R.D.N. Series 2004 (Bank of America)
      02-01-35                   3.65           500,000             500,000
                                                            ---------------
Total                                                             1,130,000
---------------------------------------------------------------------------

MASSACHUSETTS (0.4%)
Massachusetts Health & Educational Facilities Authority
   Revenue Bonds
   Harvard University
   V.R.D.N. Series 1999R
      11-01-49                   3.55           400,000             400,000
---------------------------------------------------------------------------

TOTAL MUNICIPAL NOTES
(Cost: $1,530,000)                                          $     1,530,000
---------------------------------------------------------------------------

TOTAL INVESTMENTS IN SECURITIES
(Cost: $89,826,097)(i)                                      $    92,289,241
===========================================================================

See accompanying notes to investments in securities.


------------------------------------------------------------------------------

RIVERSOURCE INTERMEDIATE TAX-EXEMPT FUND - 2006 ANNUAL REPORT 19

NOTES TO INVESTMENTS IN SECURITIES

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b) The following abbreviations may be used in the portfolio security descriptions to identify the insurer of the issue:

      ACA   - ACA Financial Guaranty Corporation
      AMBAC - Ambac Assurance Corporation
      BIG   - Bond Investors Guarantee
      CGIC  - Capital Guaranty Insurance Company
      CIFG  - IXIS Financial Guaranty
      FGIC  - Financial Guaranty Insurance Company
      FHA   - Federal Housing Authority
      FNMA  - Federal National Mortgage Association
      FHLMC - Federal Home Loan Mortgage Corporation
      FSA   - Financial Security Assurance
      GNMA  - Government National Mortgage Association
      MBIA  - MBIA Insurance Corporation
      XLCA  - XL Capital Assurance

(c)   The following abbreviations may be used in the portfolio descriptions:

      A.M.T.   - Alternative Minimum Tax - At Nov. 30, 2006, the value of securities subject to alternative minimum tax represented 10.4% of net assets.
      B.A.N.   - Bond Anticipation Note
      C.P.     - Commercial Paper
      R.A.N.   - Revenue Anticipation Note
      T.A.N.   - Tax Anticipation Note
      T.R.A.N. - Tax & Revenue Anticipation Note
      V.R.     - Variable Rate
      V.R.D.B. - Variable Rate Demand Bond
      V.R.D.N. - Variable Rate Demand Note

(d) Municipal o bligations include debt obligations issued by or on behalf of states, territories, possessions, or sovereign nations within the territorial boundaries of the United States. The securities represented 3.2% of net assets at Nov. 30, 2006.

(e) For zero coupon bonds, the interest rate disclosed represents the annualized effective yield on the date of acquisition.

(f) At Nov. 30, 2006, the cost of securities purchased, including interest purchased, on a when-issued and/or other forward-commitment basis was $1,057,750.

(g) The Fund is entitled to receive principal and interest from the party, if indicated in parentheses, after a day or a week's notice or upon maturity. The maturity date disclosed represents the final maturity. Interest rate varies to reflect current market conditions; rate shown is the effective rate on Nov. 30, 2006.


------------------------------------------------------------------------------

20 RIVERSOURCE INTERMEDIATE TAX-EXEMPT FUND - 2006 ANNUAL REPORT

(h) Partially pledged as initial deposit on the following open interest rate futures contracts (see Note 5 to the financial statements):

      TYPE OF SECURITY                                          NOTIONAL AMOUNT
      -------------------------------------------------------------------------
      SALE CONTRACTS
      U.S. Long Bond, March 2007, 20-year                           $ 1,200,000
      U.S. Treasury Note, Dec. 2006, 10-year                          2,800,000

(i) At Nov. 30, 2006, the cost of securities for federal income tax purposes was $89,826,097 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

      Unrealized appreciation                                        $2,468,813
      Unrealized depreciation                                            (5,669)
      -------------------------------------------------------------------------
      Net unrealized appreciation                                    $2,463,144
      -------------------------------------------------------------------------

HOW TO FIND INFORMATION ABOUT THE FUND'S PORTFOLIO HOLDINGS

(I) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(II) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(III) The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(IV) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at riversource.com/funds.


------------------------------------------------------------------------------

RIVERSOURCE INTERMEDIATE TAX-EXEMPT FUND - 2006 ANNUAL REPORT 21

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

NOV. 30, 2006

ASSETS
Investments in securities, at value (Note 1)
   (identified cost $89,826,097)                                           $92,289,241
Cash in bank on demand deposit                                                  49,411
Capital shares receivable                                                      200,000
Accrued interest receivable                                                  1,352,410
Receivable for investment securities sold                                      505,196
--------------------------------------------------------------------------------------
Total assets                                                                94,396,258
--------------------------------------------------------------------------------------
LIABILITIES
Dividends payable to shareholders                                               24,881
Capital shares payable                                                           3,988
Payable for investment securities purchased                                  1,076,938
Accrued investment management services fee                                         993
Accrued distribution fee                                                        20,084
Accrued transfer agency fee                                                          8
Accrued administrative services fee                                                178
Other accrued expenses                                                          50,231
--------------------------------------------------------------------------------------
Total liabilities                                                            1,177,301
--------------------------------------------------------------------------------------
Net assets applicable to outstanding capital stock                         $93,218,957
======================================================================================
REPRESENTED BY
Capital stock - $.01 par value (Note 1)                                    $   174,995
Additional paid-in capital                                                  90,974,545
Undistributed net investment income                                                  3
Accumulated net realized gain (loss) (Note 7)                                 (333,235)
Unrealized appreciation (depreciation) on investments (Note 5)               2,402,649
--------------------------------------------------------------------------------------
Total - representing net assets applicable to outstanding capital stock    $93,218,957
======================================================================================
Net assets applicable to outstanding
   shares:                                 Class A                         $79,222,404
                                           Class B                         $10,105,406
                                           Class C                         $ 3,889,860
                                           Class Y                         $     1,287
Net asset value per share of outstanding
   capital stock:                          Class A shares   14,870,237     $      5.33
                                           Class B shares    1,898,265     $      5.32
                                           Class C shares      730,718     $      5.32
                                           Class Y shares          243     $      5.30
--------------------------------------------------------------------------------------

See accompanying notes to financial statements.


------------------------------------------------------------------------------

22 RIVERSOURCE INTERMEDIATE TAX-EXEMPT FUND - 2006 ANNUAL REPORT

STATEMENT OF OPERATIONS

YEAR ENDED NOV. 30, 2006

INVESTMENT INCOME
Income:
Interest                                                                               $4,381,860
-------------------------------------------------------------------------------------------------
Expenses (Note 2):
Investment management services fee                                                        435,316
Distribution fee
   Class A                                                                                222,998
   Class B                                                                                129,780
   Class C                                                                                 48,379
Transfer agency fee                                                                        76,762
Incremental transfer agency fee
   Class A                                                                                  5,452
   Class B                                                                                  2,006
   Class C                                                                                    913
Service fee - Class Y                                                                           1
Administrative services fees and expenses                                                  74,912
Compensation of board members                                                               9,964
Custodian fees                                                                             15,105
Printing and postage                                                                       34,338
Registration fees                                                                          36,545
Audit fees                                                                                 22,000
Other                                                                                      10,730
-------------------------------------------------------------------------------------------------
Total expenses                                                                          1,125,201
   Expenses waived/reimbursed by the Investment Manager and its affiliates (Note 2)      (144,374)
-------------------------------------------------------------------------------------------------
                                                                                          980,827
   Earnings and bank fee credits on cash balances (Note 2)                                 (9,514)
-------------------------------------------------------------------------------------------------
Total net expenses                                                                        971,313
-------------------------------------------------------------------------------------------------
Investment income (loss) - net                                                          3,410,547
-------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) - NET
Net realized gain (loss) on:
   Security transactions (Note 3)                                                        (283,526)
   Futures contracts                                                                      (49,709)
   Payment from affiliate (Note 2)                                                          4,383
-------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                                                  (328,852)
Net change in unrealized appreciation (depreciation) on investments                     1,488,857
-------------------------------------------------------------------------------------------------
Net gain (loss) on investments                                                          1,160,005
-------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations                        $4,570,552
=================================================================================================

See accompanying notes to financial statements.


------------------------------------------------------------------------------

RIVERSOURCE INTERMEDIATE TAX-EXEMPT FUND - 2006 ANNUAL REPORT 23

STATEMENTS OF CHANGES IN NET ASSETS

YEAR ENDED NOV. 30,                                                       2006             2005
OPERATIONS AND DISTRIBUTIONS
Investment income (loss) - net                                        $  3,410,547    $   4,148,750
Net realized gain (loss) on investments                                   (328,852)         655,714
Net change in unrealized appreciation (depreciation) on investments      1,488,857       (2,409,450)
---------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations          4,570,552        2,395,014
---------------------------------------------------------------------------------------------------
Distributions to shareholders from:
   Net investment income
      Class A                                                           (2,959,220)      (3,509,391)
      Class B                                                             (331,540)        (463,305)
      Class C                                                             (123,975)        (175,993)
      Class Y                                                                  (44)             (42)
   Net realized gain
      Class A                                                             (531,101)        (685,008)
      Class B                                                              (88,674)        (122,930)
      Class C                                                              (31,916)         (49,247)
      Class Y                                                                   (7)              (7)
---------------------------------------------------------------------------------------------------
Total distributions                                                     (4,066,477)      (5,005,923)
---------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (NOTE 4)
Proceeds from sales
   Class A shares (Note 2)                                              13,682,591       15,614,017
   Class B shares                                                          628,788        1,549,703
   Class C shares                                                          336,680          776,113
Reinvestment of distributions at net asset value
   Class A shares                                                        3,048,398        3,773,671
   Class B shares                                                          364,014          523,310
   Class C shares                                                          143,499          215,022
Payments for redemptions
   Class A shares                                                      (40,057,297)     (40,991,970)
   Class B shares (Note 2)                                              (7,728,738)      (7,453,027)
   Class C shares (Note 2)                                              (2,736,371)      (3,877,352)
---------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share transactions      (32,318,436)     (29,870,513)
---------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                                (31,814,361)     (32,481,422)
Net assets at beginning of year                                        125,033,318      157,514,740
---------------------------------------------------------------------------------------------------
Net assets at end of year                                             $ 93,218,957    $ 125,033,318
===================================================================================================
Undistributed (excess of distributions over) net investment income    $          3    $        (148)
---------------------------------------------------------------------------------------------------

See accompanying notes to financial statements.


------------------------------------------------------------------------------

24 RIVERSOURCE INTERMEDIATE TAX-EXEMPT FUND - 2006 ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of RiverSource Tax-Exempt Series, Inc. (formerly AXP Tax-Exempt Series, Inc.) and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. RiverSource Tax-Exempt Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the Board. The Fund invests primarily in bonds and other debt obligations whose interest is exempt from federal income tax.

The Fund offers Class A, Class B, Class C and Class Y shares.

o     Class A shares are sold with a front-end sales charge.

o     Class B shares may be subject to a contingent deferred sales charge
      (CDSC) and automatically convert to Class A shares during the ninth year of ownership.

o     Class C shares may be subject to a CDSC.

o     Class Y shares have no sales charge and are not currently offered.

The following changes have been implemented for Class Y: terminating the shareholder servicing agreement, revising the fee structure under the transfer agent agreement from account-based to asset-based, and adopting a plan administration services agreement.

At Nov. 30, 2006, Ameriprise Financial, Inc. (Ameriprise Financial) owned 100% of Class Y shares.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, transfer agency fees and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

USE OF ESTIMATES

Preparing financial statements that conform to U.S. generally accepted accounting principles requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

VALUATION OF SECURITIES

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Securities for which market quotations are not readily available are valued at fair value according to methods selected in good


------------------------------------------------------------------------------

RIVERSOURCE INTERMEDIATE TAX-EXEMPT FUND - 2006 ANNUAL REPORT 25 faith by the Board. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

SECURITIES PURCHASED ON A FORWARD-COMMITMENT BASIS

Delivery and payment for securities that have been purchased by the Fund on a forward-commitment basis, including when-issued securities and other forward-commitments, can take place one month or more after the transaction date. During this period, such securities are subject to market fluctuations, and they may affect the Fund's net assets the same as owned securities. The Fund designates cash or liquid securities at least equal to the amount of its forward-commitments. At Nov. 30, 2006, the Fund has entered into outstanding when-issued securities of $1,057,750.

OPTION TRANSACTIONS

To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may write over-the-counter options where completing the obligation depends upon the credit standing of the other party. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When options on debt securities or futures are exercised, the Fund will realize a gain or loss. When other options are exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

FUTURES TRANSACTIONS

To gain exposure to or protect itself from market changes, the Fund may buy and sell financial futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.


------------------------------------------------------------------------------

26 RIVERSOURCE INTERMEDIATE TAX-EXEMPT FUND - 2006 ANNUAL REPORT

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

SWAP TRANSACTIONS

To produce incremental earnings, to gain exposure to or protect itself from market changes, the Fund may enter into swap agreements. Swaps are an agreement between two parties to exchange periodic cash flows based on a specified amount of principal. The net cash flow is generally the difference between a floating market interest rate versus a fixed interest rate. The Fund may employ swaps to synthetically add or subtract principal exposure to the municipal market.

Risks of entering into a swap include a lack of correlation between swaps and the portfolio of municipal bonds the swaps are designed to hedge or replicate. A lack of correlation may cause the swap to experience adverse changes in value relative to expectations. In addition, swaps are subject to the risk of default of a counterparty, and the risk of adverse movements in market interest rates relative to the swap positions entered.

Swaps are valued daily and unrealized appreciation and depreciation is recorded. The Fund will realize a gain or a loss when the swap is terminated. The Fund did not enter into any swap agreements for the year ended Nov. 30, 2006.

GUARANTEES AND INDEMNIFICATIONS

Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

FEDERAL TAXES

The Fund's policy is to comply with Subchapter M of the Internal Revenue Code that applies to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes.


------------------------------------------------------------------------------

RIVERSOURCE INTERMEDIATE TAX-EXEMPT FUND - 2006 ANNUAL REPORT 27

Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

On the statement of assets and liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been increased by $4,383 and accumulated net realized loss has been increased by $4,040 resulting in a net reclassification adjustment to decrease paid-in capital by $343.

The tax character of distributions paid for the years indicated is as follows:

YEAR ENDED NOV. 30,                                       2006         2005
------------------------------------------------------------------------------
CLASS A

Distributions paid from:
   Ordinary income - tax exempt distributions* .....   $3,009,729   $3,509,391
   Long-term capital gain ..........................      480,592      685,008

CLASS B
Distributions paid from:
   Ordinary income - tax exempt distributions* .....      339,973      463,305
   Long-term capital gain ..........................       80,241      122,930

CLASS C
Distributions paid from:
   Ordinary income - tax exempt distributions* .....      127,010      175,993
   Long-term capital gain ..........................       28,881       49,247

CLASS Y
Distributions paid from:
   Ordinary income - tax exempt distributions* .....           45           42
   Long-term capital gain ..........................            6            7

* Tax-exempt distributions were 99.11% and 100% for the years ended 2006 and 2005, respectively.

At Nov. 30, 2006, the components of distributable earnings on a tax basis are as follows:

Undistributed income ............................................  $   24,885
Accumulated long-term gain (loss) ...............................  $ (393,731)
Unrealized appreciation (depreciation) ..........................  $2,463,144

RECENT ACCOUNTING PRONOUNCEMENTS

On Sept. 20, 2006, the Financial Accounting Standards Board ("FASB") released Statement of Financial Accounting Standards No. 157 "Fair Value Measurements" ("SFAS 157"). SFAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of SFAS 157 is required for fiscal years beginning after Nov. 15, 2007 and interim periods within those fiscal years. The impact of SFAS 157 on the Fund's financial statements is being evaluated.


------------------------------------------------------------------------------

28 RIVERSOURCE INTERMEDIATE TAX-EXEMPT FUND - 2006 ANNUAL REPORT

In June 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation 48 (FIN 48), "Accounting for Uncertainty in Income Taxes." FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement 109, "Accounting for Income Taxes." FIN 48 prescribes a two-step process to recognize and measure a tax position taken or expected to be taken in a tax return. The first step is to determine whether a tax position has met the more-likely-than-not recognition threshold and the second step is to measure a tax position that meets the threshold to determine the amount of benefit to recognize. FIN 48 also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN 48 is effective for fiscal years beginning after Dec. 15, 2006. Tax positions of the Fund are being evaluated to determine the impact, if any, to the Fund. The adoption of FIN 48 is not anticipated to have a material impact on the Fund.

DIVIDENDS TO SHAREHOLDERS

Dividends from net investment income, declared daily and payable monthly, when available, are reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the last income dividend of the calendar year.

OTHER

Security transactions are accounted for on the date securities are purchased or sold. Interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

2. EXPENSES AND SALES CHARGES

Under an Investment Management Services Agreement, RiverSource Investments, LLC (the Investment Manager) determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets that declines from 0.39% to 0.25% annually as the Fund's assets increase. Prior to March 1, 2006, the fee percentage of the Fund's average daily net assets declined from 0.45% to 0.35% annually as the Fund's assets increased.

Under an Administrative Services Agreement, the Fund pays Ameriprise Financial a fee for administration and accounting services at a percentage of the Fund's average daily net assets that declines from 0.07% to 0.04% annually as the Fund's assets increase.

Other expenses include, among other things, certain expenses of the Fund or the Board (including its independent members) equal to $2,525 that are paid by the Fund through Board Services Corporation, an entity that provides services to the Board and the Fund pursuant to a separate agreement. These expenses include: Fund boardroom expense, Board Services Corporation office expense, Board Services Corporation employee compensation, including employee health and retirement benefits, Board Services Corporation audit and legal fees, Fund legal fees, certain taxes, filing fees and certain other expenses.


------------------------------------------------------------------------------

RIVERSOURCE INTERMEDIATE TAX-EXEMPT FUND - 2006 ANNUAL REPORT 29

Compensation of board members includes compensation as well as retirement benefits. Certain other aspects of the Board Chair's compensation, including health benefits and payment of certain other expenses, are included under other expenses.

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other RiverSource funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Under a Transfer Agency Agreement, RiverSource Service (the Transfer Agent) maintains shareholder accounts and records. The Fund pays the Transfer Agent an annual fee per shareholder account for this service as follows:

o     Class A $20.50

o     Class B $21.50

o     Class C $21.00

o     Class Y $18.50

The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y.

Effective Dec. 11, 2006, the fee structure under the Transfer Agency Agreement was revised from an account-based fee to an asset-based fee for Class Y. The Fund will pay the Transfer Agent an annual asset-based fee at a rate of 0.05% of the Fund's average daily net assets for this service attributable to Class Y shares.

The Transfer Agent charges an annual closed account fee of $5 per inactive account, charged on a pro rata basis for 12 months from the date the account becomes inactive. These fees are included in the transfer agency fees on the statement of operations.

The Fund has agreements with Ameriprise Financial Services, Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Beginning Dec. 11, 2006, a new Plan Administration Services Agreement was adopted for Class Y. The fee is calculated at a rate of 0.15% of the Fund's average daily net assets attributable to Class Y shares.

Under the current Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by the Distributor and other servicing agents with respect to those shares. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares. Effective Dec. 11, 2006, this agreement was terminated.

Sales charges received by the Distributor for distributing Fund shares were $72,088 for Class A, $42,612 for Class B and $580 for Class C for the year ended Nov. 30, 2006.


------------------------------------------------------------------------------

30 RIVERSOURCE INTERMEDIATE TAX-EXEMPT FUND - 2006 ANNUAL REPORT

For the year ended Nov. 30, 2006, the Investment Manager and its affiliates waived certain fees and expenses to 0.79% for Class A, 1.55% for Class B, 1.55% for Class C and 0.64% for Class Y. Of these waived fees and expenses, the transfer agency fees waived for Class A, Class B and Class C were $69,448, $10,006 and $3,897, respectively, and the management fees waived at the Fund level were $61,023. In addition, the Investment Manager and its affiliates have agreed to waive certain fees and expenses until Nov. 30, 2007, unless sooner terminated at the discretion of the Board, such that net expenses will not exceed 0.79% for Class A, 1.55% for Class B, 1.55% for Class C and 0.64% for Class Y of the Fund's average daily net assets.

During the year ended Nov. 30, 2006, the Fund's custodian and transfer agency fees were reduced by $9,514 as a result of earnings and bank fee credits from overnight cash balances.

In addition, the Fund received a one time payment of $4,383 by Ameriprise Financial for additional earnings from overnight cash balances determined to be owed for prior years. This amount was insignificant to the Fund's net asset value and total return.

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $36,068,454 and $67,043,408, respectively, for the year ended Nov. 30, 2006. Realized gains and losses are determined on an identified cost basis.

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the years indicated are as follows:

                                             YEAR ENDED NOV. 30, 2006
                                         CLASS A      CLASS B    CLASS C    CLASS Y
-----------------------------------------------------------------------------------
Sold                                    2,599,433      119,480     64,148        --
Issued for reinvested distributions       579,602       69,301     27,317        --
Redeemed                               (7,615,229)  (1,473,241)  (521,010)       --
-----------------------------------------------------------------------------------
Net increase (decrease)                (4,436,194)  (1,284,460)  (429,545)       --
-----------------------------------------------------------------------------------

                                             YEAR ENDED NOV. 30, 2005
                                        CLASS A       CLASS B    CLASS C    CLASS Y
-----------------------------------------------------------------------------------
Sold                                    2,913,494      289,119    144,669        --
Issued for reinvested distributions       703,784       97,654     40,098        --
Redeemed                               (7,654,669)  (1,392,328)  (723,182)       --
-----------------------------------------------------------------------------------
Net increase (decrease)                (4,037,391)  (1,005,555)  (538,415)       --
-----------------------------------------------------------------------------------


------------------------------------------------------------------------------

RIVERSOURCE INTERMEDIATE TAX-EXEMPT FUND - 2006 ANNUAL REPORT 31

5. INTEREST RATE FUTURES CONTRACTS

At Nov. 30, 2006, investments in securities included securities valued at $40,093 that were pledged as collateral to cover initial margin deposits on 40 open sale contracts. The notional market value of the open sale contracts at Nov. 30, 2006 was $4,427,563 with a net unrealized loss of $60,495. See "Summary of significant accounting policies" and "Notes to investments in securities."

6. BANK BORROWINGS

The Fund has a revolving credit agreement with a syndicate of banks headed by JPMorgan Chase Bank, N.A. (JPMCB), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The agreement went into effect Sept. 19, 2006. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other RiverSource funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the higher of the Federal Funds Effective Rate plus 0.40% or the JPMCB Prime Commercial Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.06% per annum. Prior to this agreement, the Fund paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.07% per annum. The Fund had no borrowings outstanding during the year ended Nov. 30, 2006.

7. CAPITAL LOSS CARRY-OVER

For federal income tax purposes, the Fund had a capital loss carry-over of $393,731 at Nov. 30, 2006, that if not offset by capital gains will expire in 2014. It is unlikely the Board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires.

8. INFORMATION REGARDING PENDING AND SETTLED LEGAL PROCEEDINGS

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc., was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota. In response to our motion to dismiss the complaint, the Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Discovery is currently set to end in March 2007.


------------------------------------------------------------------------------

32 RIVERSOURCE INTERMEDIATE TAX-EXEMPT FUND - 2006 ANNUAL REPORT

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), the parent company of RiverSource Investments, LLC (RiverSource Investments), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. In connection with these matters, the SEC and MDOC issued orders (the Orders) alleging that AEFC violated certain provisions of the federal and Minnesota securities laws by failing to adequately disclose market timing activities by allowing certain identified market timers to continue to market time contrary to disclosures in mutual fund and variable annuity product prospectuses. The Orders also alleged that AEFC failed to implement procedures to detect and prevent market timing in 401(k) plans for employees of AEFC and related companies and failed to adequately disclose that there were no such procedures. Pursuant to the MDOC Order, the MDOC also alleged that AEFC allowed inappropriate market timing to occur by failing to have written policies and procedures and failing to properly supervise its employees.

As a result of the Orders, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. Pursuant to the terms of the Orders, AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to make presentations at least annually to its board of directors and the relevant mutual funds' board that include an overview of policies and procedures to prevent market timing, material changes to these policies and procedures and whether disclosures related to market timing are consistent with the SEC order and federal securities laws. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. In addition, AEFC agreed to complete and submit to the MDOC a compliance review of its procedures regarding market timing within one year of the MDOC Order, including a summary of actions taken to ensure compliance with applicable laws and regulations and certification by a senior officer regarding compliance and supervisory procedures.

Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the RiverSource Funds' Boards of Directors/Trustees.


------------------------------------------------------------------------------

RIVERSOURCE INTERMEDIATE TAX-EXEMPT FUND - 2006 ANNUAL REPORT 33

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.


------------------------------------------------------------------------------

34 RIVERSOURCE INTERMEDIATE TAX-EXEMPT FUND - 2006 ANNUAL REPORT

9. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

CLASS A

PER SHARE INCOME AND CAPITAL CHANGES(a)
Fiscal period ended Nov. 30,                2006      2005      2004      2003      2002
Net asset value, beginning of period      $  5.29   $  5.39   $  5.43   $  5.29   $  5.19
-----------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                  .17       .17       .16       .15       .16
Net gains (losses) (both realized
   and unrealized)                            .07      (.08)     (.02)      .15       .12
-----------------------------------------------------------------------------------------
Total from investment operations              .24       .09       .14       .30       .28
-----------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income         (.17)     (.16)     (.16)     (.15)     (.17)
Distributions from realized gains            (.03)     (.03)     (.02)     (.01)     (.01)
-----------------------------------------------------------------------------------------
Total distributions                          (.20)     (.19)     (.18)     (.16)     (.18)
-----------------------------------------------------------------------------------------
Net asset value, end of period            $  5.33   $  5.29   $  5.39   $  5.43   $  5.29
-----------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)   $    79   $   102   $   126   $   131   $    91
-----------------------------------------------------------------------------------------
Ratio of expenses to average
   daily net assets(b),(c)                    .79%      .87%      .88%      .88%      .89%
-----------------------------------------------------------------------------------------
Ratio of net investment income (loss)
   to average daily net assets               3.32%     3.04%     2.91%     2.85%     3.13%
-----------------------------------------------------------------------------------------
Portfolio turnover rate
   (excluding short-term securities)           35%       16%       25%       59%       52%
-----------------------------------------------------------------------------------------
Total return(d)                              4.72%     1.73%     2.64%     5.86%     5.45%
-----------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances.

(c) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class A would have been 0.92%, 0.93%, 0.89%, 0.89% and 0.97% for the years ended Nov. 30, 2006, 2005, 2004, 2003 and 2002, respectively.

(d)   Total return does not reflect payment of a sales charge.


------------------------------------------------------------------------------

RIVERSOURCE INTERMEDIATE TAX-EXEMPT FUND - 2006 ANNUAL REPORT 35

CLASS B

PER SHARE INCOME AND CAPITAL CHANGES(a)
Fiscal period ended Nov. 30,                2006         2005         2004       2003         2002
Net asset value, beginning of period      $  5.28      $  5.39      $  5.42    $  5.29      $  5.19
---------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                  .13          .12          .12        .11          .12
Net gains (losses) (both realized
   and unrealized)                            .07         (.08)        (.01)       .14          .12
---------------------------------------------------------------------------------------------------
Total from investment operations              .20          .04          .11        .25          .24
---------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income         (.13)        (.12)        (.12)      (.11)        (.13)
Distributions from realized gains            (.03)        (.03)        (.02)      (.01)        (.01)
---------------------------------------------------------------------------------------------------
Total distributions                          (.16)        (.15)        (.14)      (.12)        (.14)
---------------------------------------------------------------------------------------------------
Net asset value, end of period            $  5.32      $  5.28      $  5.39    $  5.42      $  5.29
---------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)   $    10      $    17      $    23    $    28      $    20
---------------------------------------------------------------------------------------------------
Ratio of expenses to average
   daily net assets(b)                       1.55%(c)     1.63%(c)     1.64%      1.64%(c)     1.64%(c)
---------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
   to average daily net assets               2.54%        2.28%        2.14%      2.09%        2.38%
---------------------------------------------------------------------------------------------------
Portfolio turnover rate
   (excluding short-term securities)           35%          16%          25%        59%          52%
---------------------------------------------------------------------------------------------------
Total return(d)                              3.93%         .78%        2.05%      4.86%        4.66%
---------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances.

(c) The Investment Manager and its afffiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class B would have been 1.69%, 1.68%, 1.65% and 1.73% for the years ended Nov. 30, 2006, 2005, 2003 and 2002, respectively.

(d)   Total return does not reflect payment of a sales charge.


------------------------------------------------------------------------------

36 RIVERSOURCE INTERMEDIATE TAX-EXEMPT FUND - 2006 ANNUAL REPORT

CLASS C

PER SHARE INCOME AND CAPITAL CHANGES(a)
Fiscal period ended Nov. 30,                2006      2005      2004      2003      2002
Net asset value, beginning of period      $  5.28   $  5.39   $  5.42   $  5.29   $  5.18
-----------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                  .13       .13       .12       .11       .12
Net gains (losses) (both realized
   and unrealized)                            .07      (.09)     (.01)      .14       .13
-----------------------------------------------------------------------------------------
Total from investment operations              .20       .04       .11       .25       .25
-----------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income         (.13)     (.12)     (.12)     (.11)     (.13)
Distributions from realized gains            (.03)     (.03)     (.02)     (.01)     (.01)
-----------------------------------------------------------------------------------------
Total distributions                          (.16)     (.15)     (.14)     (.12)     (.14)
-----------------------------------------------------------------------------------------
Net asset value, end of period            $  5.32   $  5.28   $  5.39   $  5.42   $  5.29
-----------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)   $     4   $     6   $     9   $    13   $     8
-----------------------------------------------------------------------------------------
Ratio of expenses to average
   daily net assets(b),(c)                   1.55%     1.62%     1.63%     1.63%     1.64%
-----------------------------------------------------------------------------------------
Ratio of net investment income (loss)
   to average daily net assets               2.55%     2.29%     2.16%     2.09%     2.35%
-----------------------------------------------------------------------------------------
Portfolio turnover rate
   (excluding short-term securities)           35%       16%       25%       59%       52%
-----------------------------------------------------------------------------------------
Total return(d)                              3.93%      .79%     2.06%     4.87%     4.86%
-----------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances.

(c) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class C would have been 1.69%, 1.69%, 1.64%, 1.64% and 1.72% for the years ended Nov. 30, 2006, 2005, 2004, 2003 and 2002, respectively.

(d)   Total return does not reflect payment of a sales charge.


------------------------------------------------------------------------------

RIVERSOURCE INTERMEDIATE TAX-EXEMPT FUND - 2006 ANNUAL REPORT 37

CLASS Y

PER SHARE INCOME AND CAPITAL CHANGES(a)
Fiscal period ended Nov. 30,                2006         2005         2004       2003         2002
Net asset value, beginning of period      $  5.26      $  5.36      $  5.40    $  5.26      $  5.16
---------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                  .18          .18          .17        .16          .17
Net gains (losses) (both realized
   and unrealized)                            .07         (.07)        (.02)       .15          .12
---------------------------------------------------------------------------------------------------
Total from investment operations              .25          .11          .15        .31          .29
---------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income         (.18)        (.18)        (.17)      (.16)        (.18)
Distributions from realized gains            (.03)        (.03)        (.02)      (.01)        (.01)
---------------------------------------------------------------------------------------------------
Total distributions                          (.21)        (.21)        (.19)      (.17)        (.19)
---------------------------------------------------------------------------------------------------
Net asset value, end of period            $  5.30      $  5.26      $  5.36    $  5.40      $  5.26
---------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)   $    --      $    --      $    --    $    --      $    --
---------------------------------------------------------------------------------------------------
Ratio of expenses to average
   daily net assets(b)                        .64%(c)      .70%(c)      .70%       .70%(c)      .81%(c)
---------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
   to average daily net assets               3.49%        3.26%        3.07%      3.13%        3.26%
---------------------------------------------------------------------------------------------------
Portfolio turnover rate
   (excluding short-term securities)           35%          16%          25%        59%          52%
---------------------------------------------------------------------------------------------------
Total return(d)                              4.87%        1.94%        2.84%      6.08%        5.67%
---------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances.

(c) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class Y would have been 0.78%, 0.74%, 0.71% and 0.90% for the years ended Nov. 30, 2006, 2005, 2003 and 2002, respectively.

(d)   Total return does not reflect payment of a sales charge.


------------------------------------------------------------------------------

38 RIVERSOURCE INTERMEDIATE TAX-EXEMPT FUND - 2006 ANNUAL REPORT

REPORT OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM

THE BOARD AND SHAREHOLDERS
RIVERSOURCE TAX-EXEMPT SERIES, INC.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of RiverSource Intermediate Tax-Exempt Fund (a series of RiverSource Tax-Exempt Series, Inc.) as of November 30, 2006, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period ended November 30, 2006, and the financial highlights for each of the years or periods in the five-year period ended November 30, 2006. These financial statements and the financial highlights are the responsibility of fund management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2006, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of RiverSource Intermediate Tax-Exempt Fund as of November 30, 2006, and the results of its operations, changes in its net assets and the financial highlights for each of the periods stated in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Minneapolis, Minnesota

January 22, 2007


------------------------------------------------------------------------------

RIVERSOURCE INTERMEDIATE TAX-EXEMPT FUND - 2006 ANNUAL REPORT 39

FEDERAL INCOME TAX INFORMATION

(UNAUDITED)

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. The dividends listed below are reported to you on your year-end statement.

Fiscal year ended Nov. 30, 2006

CLASS A

INCOME DISTRIBUTIONS - 98.11% are tax-exempt.

PAYABLE DATE                                                         PER SHARE

Dec. 22, 2005 ....................................................   $ 0.01323
Jan. 26, 2006 ....................................................     0.01621
Feb. 27, 2006 ....................................................     0.01492
March 27, 2006 ...................................................     0.01318
April 26, 2006 ...................................................     0.01430
May 25, 2006 .....................................................     0.01387
June 26, 2006 ....................................................     0.01564
July 26, 2006 ....................................................     0.01439
Aug. 28, 2006 ....................................................     0.01592
Sept. 25, 2006 ...................................................     0.01365
Oct. 26, 2006 ....................................................     0.01525
Nov. 27, 2006 ....................................................     0.01598
Total ............................................................   $ 0.17654

CAPITAL GAIN DISTRIBUTION - taxable as long-term capital gain.

PAYABLE DATE                                                         PER SHARE

Dec. 22, 2005 ....................................................   $ 0.02550
Total distributions ..............................................   $ 0.20204


------------------------------------------------------------------------------

40 RIVERSOURCE INTERMEDIATE TAX-EXEMPT FUND - 2006 ANNUAL REPORT

CLASS B

INCOME DISTRIBUTIONS - 98.11% are tax-exempt.

PAYABLE DATE                                                         PER SHARE

Dec. 22, 2005 ....................................................   $ 0.01102
Jan. 26, 2006 ....................................................     0.01234
Feb. 27, 2006 ....................................................     0.01138
March 27, 2006 ...................................................     0.01010
April 26, 2006 ...................................................     0.01102
May 25, 2006 .....................................................     0.01071
June 26, 2006 ....................................................     0.01214
July 26, 2006 ....................................................     0.01109
Aug. 28, 2006 ....................................................     0.01230
Sept. 25, 2006 ...................................................     0.01056
Oct. 26, 2006 ....................................................     0.01182
Nov. 27, 2006 ....................................................     0.01244
Total ............................................................   $ 0.13692

CAPITAL GAIN DISTRIBUTION - taxable as long-term capital gain.

PAYABLE DATE                                                         PER SHARE

Dec. 22, 2005 ....................................................   $ 0.02550
Total distributions ..............................................   $ 0.16242

CLASS C

INCOME DISTRIBUTIONS - 98.11% are tax-exempt.

PAYABLE DATE                                                         PER SHARE

Dec. 22, 2005 ....................................................   $ 0.01103
Jan. 26, 2006 ....................................................     0.01234
Feb. 27, 2006 ....................................................     0.01139
March 27, 2006 ...................................................     0.01010
April 26, 2006 ...................................................     0.01103
May 25, 2006 .....................................................     0.01071
June 26, 2006 ....................................................     0.01215
July 26, 2006 ....................................................     0.01114
Aug. 28, 2006 ....................................................     0.01231
Sept. 25, 2006 ...................................................     0.01057
Oct. 26, 2006 ....................................................     0.01182
Nov. 27, 2006 ....................................................     0.01243
Total ............................................................   $ 0.13702

CAPITAL GAIN DISTRIBUTION - taxable as long-term capital gain.

PAYABLE DATE                                                         PER SHARE

Dec. 22, 2005 ....................................................   $ 0.02550
Total distributions ..............................................   $ 0.16252


------------------------------------------------------------------------------

RIVERSOURCE INTERMEDIATE TAX-EXEMPT FUND - 2006 ANNUAL REPORT 41

CLASS Y

INCOME DISTRIBUTIONS - 98.11% are tax-exempt.

PAYABLE DATE                                                         PER SHARE

Dec. 22, 2005 ....................................................   $ 0.01390
Jan. 26, 2006 ....................................................     0.01707
Feb. 27, 2006 ....................................................     0.01542
March 27, 2006 ...................................................     0.01369
April 26, 2006 ...................................................     0.01485
May 25, 2006 .....................................................     0.01423
June 26, 2006 ....................................................     0.01608
July 26, 2006 ....................................................     0.01480
Aug. 28, 2006 ....................................................     0.01658
Sept. 25, 2006 ...................................................     0.01439
Oct. 26, 2006 ....................................................     0.01608
Nov. 27, 2006 ....................................................     0.01670
Total ............................................................   $ 0.18379

CAPITAL GAIN DISTRIBUTION - taxable as long-term capital gain.

PAYABLE DATE                                                         PER SHARE

Dec. 22, 2005 ....................................................   $ 0.02550
Total distributions ..............................................   $ 0.20929

SOURCE OF DISTRIBUTIONS

For dividends paid by the Fund to be tax-exempt the Fund must have at least 50% of its assets in tax-exempt obligations at the end of each fiscal quarter.

FEDERAL TAXATION

Tax-exempt distributions are exempt from federal income taxes and should not be included in shareholders' gross income. The income from this Fund is subject to the alternative minimum tax (AMT). The AMT percentage for 2006 was 0%.

OTHER TAXATION

Tax-exempt distributions may be subject to state and local taxes. Each shareholder should consult a tax advisor about reporting this income for state and local tax purposes.


------------------------------------------------------------------------------

42 RIVERSOURCE INTERMEDIATE TAX-EXEMPT FUND - 2006 ANNUAL REPORT

SOURCE OF INCOME BY STATE

Percentages of income from municipal securities earned by the Fund from various states during the year ended Nov. 30, 2006 are listed below.

Alabama ............................................................     1.190%
Alaska .............................................................     0.361
Arizona ............................................................     2.719
California .........................................................    11.157
Colorado ...........................................................     1.052
Florida ............................................................     4.504
Georgia ............................................................     1.861
Illinois ...........................................................     4.488
Indiana ............................................................     1.813
Kansas .............................................................     0.350
Louisiana ..........................................................     4.260
Maryland ...........................................................     0.941
Massachusetts ......................................................     3.094
Michigan ...........................................................     4.405
Minnesota ..........................................................     4.096
Mississippi ........................................................     0.149
Missouri ...........................................................     0.533
Montana ............................................................     0.115
Nevada .............................................................     1.684
New Hampshire ......................................................     0.241
New Jersey .........................................................     1.588
New York ...........................................................    13.111
North Carolina .....................................................     4.944
North Dakota .......................................................     0.064
Ohio ...............................................................     7.825
Pennsylvania .......................................................     0.065
Puerto Rico ........................................................     2.298
Rhode Island .......................................................     0.921
South Carolina .....................................................     2.745
Tennessee ..........................................................     2.097
Texas ..............................................................     8.063
Utah ...............................................................     0.502
Virginia ...........................................................     2.441
Washington .........................................................     4.235
Wyoming ............................................................     0.088


------------------------------------------------------------------------------

RIVERSOURCE INTERMEDIATE TAX-EXEMPT FUND - 2006 ANNUAL REPORT 43

FUND EXPENSES EXAMPLE
(UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six months ended Nov. 30, 2006.

ACTUAL EXPENSES

The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses paid during the period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


------------------------------------------------------------------------------

44 RIVERSOURCE INTERMEDIATE TAX-EXEMPT FUND - 2006 ANNUAL REPORT

                                                     BEGINNING         ENDING        EXPENSES
                                                   ACCOUNT VALUE   ACCOUNT VALUE    PAID DURING      ANNUALIZED
                                                   JUNE 1, 2006    NOV. 30, 2006   THE PERIOD(a)   EXPENSE RATIO
  Class A
      Actual(b)                                       $ 1,000        $ 1,038.50      $ 4.04             .79%
      Hypothetical
      (5% return before expenses)                     $ 1,000        $ 1,021.11      $ 4.00             .79%
  Class B
      Actual(b)                                       $ 1,000        $ 1,032.60      $ 7.90            1.55%
      Hypothetical
      (5% return before expenses)                     $ 1,000        $ 1,017.30      $ 7.84            1.55%
  Class C
      Actual(b)                                       $ 1,000        $ 1,032.60      $ 7.90            1.55%
      Hypothetical
      (5% return before expenses)                     $ 1,000        $ 1,017.30      $ 7.84            1.55%
  Class Y
      Actual(b)                                       $ 1,000        $ 1,039.40      $ 3.27(c)         0.64%
      Hypothetical
      (5% return before expenses)                     $ 1,000        $ 1,021.86      $ 3.24(c)         0.64%

(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

(b)   Based on the actual return for the six months ended Nov. 30, 2006:
      +3.85% for Class A, +3.26% for Class B, +3.26% for Class C and +3.94% for Class Y.

(c) The following changes have been implemented for Class Y: terminating the shareholder servicing agreement, revising the fee structure under the transfer agent agreement from account-based to asset-based, and adopting a plan administration services agreement. In addition, the investment manager and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until Nov. 30, 2007, unless sooner terminated at the discretion of the Fund's Board, such that net expenses will not exceed 0.64% for Class Y. Any amounts waived will not be reimbursed by the Fund. If these changes had been in place for the six-month period ended Nov. 30, 2006, the actual and hypothetical expenses paid would have been the same as those expenses presented in the table above for Class Y.


------------------------------------------------------------------------------

RIVERSOURCE INTERMEDIATE TAX-EXEMPT FUND - 2006 ANNUAL REPORT 45

BOARD MEMBERS AND OFFICERS

Shareholders elect a Board that oversees the Fund's operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board.

The following is a list of the Fund's Board members. Each member oversees 100 RiverSource funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the Board. Under the current Board policy, members may serve until the end of the meeting following their 75th birthday, or the fifteenth anniversary of the first Board meeting they attended as members of the Board, whichever occurs first. This policy does not apply to Ms. Jones who may retire after her 75th birthday.

INDEPENDENT BOARD MEMBERS

NAME,                     POSITION HELD
ADDRESS,                  WITH FUND AND         PRINCIPAL OCCUPATION                     OTHER
AGE                       LENGTH OF SERVICE     DURING PAST FIVE YEARS                   DIRECTORSHIPS
--------------------------------------------------------------------------------------------------------------------------
Kathleen Blatz            Board member          Chief Justice, Minnesota Supreme
901 S. Marquette Ave.     since 2006            Court, 1998-2005
Minneapolis, MN 55402
Age 52
--------------------------------------------------------------------------------------------------------------------------
Arne H. Carlson*          Board member          Chair, RiverSource Funds, 1999-2006;
901 S. Marquette Ave.     since 1999            Chair, Board Services Corporation
Minneapolis, MN 55402                           (provides administrative services to
Age 72                                          boards); former Governor of Minnesota
--------------------------------------------------------------------------------------------------------------------------
Patricia M. Flynn         Board member          Trustee Professor of Economics and
901 S. Marquette Ave.     since 2004            Management, Bentley College; former
Minneapolis, MN 55402                           Dean, McCallum Graduate School of
Age 56                                          Business, Bentley College
--------------------------------------------------------------------------------------------------------------------------
Anne P. Jones             Board member          Attorney and Consultant
901 S. Marquette Ave.     since 1985
Minneapolis, MN 55402
Age 71
--------------------------------------------------------------------------------------------------------------------------
Jeffrey Laikind           Board member          Former Managing Director, Shikiar        American Progressive Insurance
901 S. Marquette Ave.     since 2005            Asset Management
Minneapolis, MN 55402
Age 71
--------------------------------------------------------------------------------------------------------------------------
Stephen R. Lewis, Jr.*    Board member          President Emeritus and Professor of      Valmont Industries, Inc.
901 S. Marquette Ave.     since 2002 and        Economics, Carleton College              (manufactures irrigation systems)
Minneapolis, MN 55402     Chair of the Board
Age 67                    since 2007
--------------------------------------------------------------------------------------------------------------------------

* Effective Jan. 1, 2007 Stephen Lewis replaced Arne Carlson as Chair of the Board.


------------------------------------------------------------------------------

46 RIVERSOURCE INTERMEDIATE TAX-EXEMPT FUND - 2006 ANNUAL REPORT

NAME,                     POSITION HELD
ADDRESS,                  WITH FUND AND         PRINCIPAL OCCUPATION                     OTHER
AGE                       LENGTH OF SERVICE     DURING PAST FIVE YEARS                   DIRECTORSHIPS
--------------------------------------------------------------------------------------------------------------------------
Catherine James Paglia    Board member          Director, Enterprise Asset Management,   Strategic Distribution, Inc.
901 S. Marquette Ave.     since 2004            Inc. (private real estate and asset      (transportation, distribution and
Minneapolis, MN 55402                           management company)                      logistics consultants)
Age 54
--------------------------------------------------------------------------------------------------------------------------
Vikki L. Pryor*           Board member          President and Chief Executive Officer,
901 S. Marquette Av.      since 2006            SBLI USA Mutual Life Insurance
Minneapolis, MN 55402                           Company, Inc. since 1999
Age 53
--------------------------------------------------------------------------------------------------------------------------
Alison Taunton-Rigby      Board member          Chief Executive Officer, RiboNovix,      Hybridon, Inc. (biotechnology);
901 S. Marquette Ave.     since 2002            Inc. since 2003 (biotechnology);         American Healthways, Inc. (health
Minneapolis, MN 55402                           former President, Forester Biotech       management programs)
Age 62
--------------------------------------------------------------------------------------------------------------------------

BOARD MEMBER AFFILIATED WITH RIVERSOURCE INVESTMENTS**

NAME,                     POSITION HELD
ADDRESS,                  WITH FUND AND         PRINCIPAL OCCUPATION                     OTHER
AGE                       LENGTH OF SERVICE     DURING PAST FIVE YEARS                   DIRECTORSHIPS
--------------------------------------------------------------------------------------------------------------------------
William F. Truscott       Board member          President - U.S. Asset Management and
53600 Ameriprise          since 2001,           Chief Investment Officer, Ameriprise
Financial Center          Vice President        Financial, Inc. and President,
Minneapolis, MN 55474     since 2002            Chairman of the Board and Chief
Age 46                                          Investment Officer, RiverSource
                                                Investments, LLC since 2005;
                                                President, Ameriprise Certificate
                                                Company since 2006; Senior Vice
                                                President - Chief Investment Officer,
                                                Ameriprise Financial, Inc. and
                                                Chairman of the Board and Chief
                                                Investment Officer, RiverSource
                                                Investments, LLC, 2001-2005
--------------------------------------------------------------------------------------------------------------------------

 * Vikki L. Pryor resigned as a member of the Board, effective Jan. 11, 2007.

** Interested person by reason of being an officer, director, security holder and/or employee of RiverSource Investments.

SAI has additional information about the Fund's Board members and is available, without charge, upon request by calling RiverSource Funds at (888) 791-3380; contacting your financial institution; or visiting riversource.com/funds.


------------------------------------------------------------------------------

RIVERSOURCE INTERMEDIATE TAX-EXEMPT FUND - 2006 ANNUAL REPORT 47

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Vice President, the Fund's other officers are:

FUND OFFICERS

NAME,                     POSITION HELD
ADDRESS,                  WITH FUND AND         PRINCIPAL OCCUPATION
AGE                       LENGTH OF SERVICE     DURING PAST FIVE YEARS
--------------------------------------------------------------------------------
Patrick T. Bannigan       President             Senior Vice President - Asset
172 Ameriprise            since 2006            Management, RiverSource
Financial Center                                Investments, LLC since 2006;
Minneapolis, MN 55474                           Managing Director and Global
Age 41                                          Head of Product, Morgan Stanley
                                                Investment Management,
                                                2004-2006; President, Touchstone
                                                Investments, 2002-2004; Director
                                                of Strategic Planning, Evergreen
                                                Investments, 1995-2002
--------------------------------------------------------------------------------
Michelle M. Keeley        Vice President        Executive Vice President -
172 Ameriprise            since 2004            Equity and Fixed Income,
Financial Center                                Ameriprise Financial, Inc. and
Minneapolis, MN 55474                           RiverSource Investments, LLC
Age 42                                          since 2006; Vice President -
                                                Investments, Ameriprise
                                                Certificate Company since 2003;
                                                Senior Vice President - Fixed
                                                Income, Ameriprise Financial,
                                                Inc., 2002-2006 and RiverSource
                                                Investments, LLC, 2004-2006;
                                                Managing Director, Zurich Global
                                                Assets, 2001-2002
--------------------------------------------------------------------------------
Amy K. Johnson            Vice President        Vice President - Asset
5228 Ameriprise           since 2006            Management and Trust Company
Financial Center                                Services, RiverSource
Minneapolis, MN 55474                           Investments, LLC since 2006;
Age 41                                          Vice President - Operations and
                                                Compliance, RiverSource
                                                Investments, LLC, 2004-2006;
                                                Director of Product Development
                                                - Mutual Funds, Ameriprise
                                                Financial, Inc., 2001-2004
--------------------------------------------------------------------------------
Jeffrey P. Fox            Treasurer             Vice President - Investment
105 Ameriprise            since 2002            Accounting, Ameriprise
Financial Center                                Financial, Inc. since 2002; Vice
Minneapolis, MN 55474                           President - Finance, American
Age 51                                          Express Company, 2000-2002
--------------------------------------------------------------------------------
Scott R. Plummer          Vice President,       Vice President and Chief Counsel
5228 Ameriprise           General Counsel       - Asset Management, Ameriprise
Financial Center          and Secretary         Financial, Inc. since 2005; Vice
Minneapolis, MN 55474     since 2006            President, General Counsel and
Age 47                                          Secretary, Ameriprise
                                                Certificate Company since 2005;
                                                Vice President - Asset
                                                Management Compliance,
                                                Ameriprise Financial, Inc.,
                                                2004-2005; Senior Vice President
                                                and Chief Compliance Officer,
                                                U.S. Bancorp Asset Management,
                                                2002-2004; Second Vice President
                                                and Assistant General Counsel,
                                                Hartford Life, 2001-2002
--------------------------------------------------------------------------------
Jennifer D. Lammers       Chief Compliance      U.S. Asset Management Chief
172 Ameriprise            Officer since 2006    Compliance Officer, RiverSource
Financial Center                                Investments, LLC since 2006;
Minneapolis, MN 55474                           Director - Mutual Funds,
Age 46                                          Voyageur Asset Management,
                                                2003-2006; Director of Finance,
                                                Voyageur Asset Management,
                                                2000-2003
--------------------------------------------------------------------------------
Neysa M. Alecu            Money Laundering      Compliance Director and
2934 Ameriprise           Prevention Officer    Anti-Money Laundering Officer,
Financial Center          since 2004            Ameriprise Financial, Inc. since
Minneapolis, MN 55474                           2004; Manager Anti-Money
Age 42                                          Laundering, Ameriprise
                                                Financial, Inc., 2003-2004;
                                                Compliance Director and Bank
                                                Secrecy Act Officer, American
                                                Express Centurion Bank,
                                                2000-2003
--------------------------------------------------------------------------------


------------------------------------------------------------------------------

48 RIVERSOURCE INTERMEDIATE TAX-EXEMPT FUND - 2006 ANNUAL REPORT

PROXY VOTING

The policy of the Board is to vote all proxies of the companies in which the Fund holds investments. The procedures are stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling RiverSource Funds at (888) 791-3380; contacting your financial institution; visiting riversource.com/funds; or searching the website of the Securities and Exchange Commission (SEC) at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2006 is available without charge by visiting riversource.com/funds; or searching the website of the SEC at www.sec.gov.


------------------------------------------------------------------------------

RIVERSOURCE INTERMEDIATE TAX-EXEMPT FUND - 2006 ANNUAL REPORT 49

RIVERSOURCE(SM) INTERMEDIATE TAX-EXEMPT FUND
734 Ameriprise Financial Center
Minneapolis, MN 55474

RIVERSOURCE.COM/FUNDS

                        This report must be accompanied or preceded by the
                        Fund's current prospectus. RiverSource(SM) mutual
                        funds are distributed by RiverSource Distributors,
                        Inc. and Ameriprise Financial Services, Inc., Members
RIVERSOURCE [LOGO](SM)  NASD, and managed by RiverSource Investments, LLC.
      INVESTMENTS       These companies are part of Ameriprise Financial, Inc.

                                                               S-6355 R (1/07)

   Annual Report

                                                       RIVERSOURCE [LOGO](SM)
                                                             INVESTMENTS

   RIVERSOURCE(SM)
   TAX-EXEMPT BOND FUND

   ANNUAL REPORT FOR
   THE PERIOD ENDED
   NOV. 30, 2006

>  RIVERSOURCE TAX-EXEMPT BOND
   FUND SEEKS TO PROVIDE
   SHAREHOLDERS WITH AS MUCH
   CURRENT INCOME EXEMPT FROM
   FEDERAL INCOME TAXES AS
   POSSIBLE WITH ONLY MODEST
   RISK TO THE SHAREHOLDER'S
   INVESTMENTS.

TABLE OF CONTENTS

Fund Snapshot .........................................................     3

Performance Summary ...................................................     5

Questions & Answers with Portfolio Management .........................     7

The Fund's Long-term Performance ......................................    12

Investments in Securities .............................................    14

Financial Statements ..................................................    33

Notes to Financial Statements .........................................    36

Report of Independent Registered Public Accounting Firm ...............    52

Federal Income Tax Information ........................................    53

Fund Expenses Example .................................................    57

Board Members and Officers ............................................    59

Proxy Voting ..........................................................    62

                                    [LOGO]
                                 DALBAR RATED
                                     2006
                               FOR COMMUNICATION

The RiverSource mutual fund shareholder reports have been awarded the Communications Seal from Dalbar Inc., an independent financial services research firm. The Seal recognizes communications demonstrating a level of excellence in the industry.


------------------------------------------------------------------------------

2 RIVERSOURCE TAX-EXEMPT BOND FUND - 2006 ANNUAL REPORT

FUND SNAPSHOT AT NOV. 30, 2006

FUND OVERVIEW

RiverSource Tax-Exempt Bond Fund invests in municipal bonds issued by state and local governments and seeks to provide income that is generally exempt from federal income tax. The Fund does not intend to invest in bonds and notes subject to the alternative minimum tax (AMT), creating an investment opportunity with less taxes for higher income investors. The Fund's focus on higher quality municipal bonds reduces credit risk, and the Fund's long-term portfolio increases income potential. The Fund pays monthly dividends.

QUALITY BREAKDOWN

Percentage of bond portfolio assets

AAA bonds                                   62.9%
AA bonds                                    13.4%                  [PIE CHART]
A bonds                                     10.0%
BBB bonds                                   12.6%
Non-investment grade bonds                   1.1%

Bond ratings apply to underlying holdings of the Fund and not the Fund itself. Whenever possible, the Standard and Poor's rating is used to determine the credit quality of a security. Standard and Poor's rates the creditworthiness of corporate bonds, with 15 categories, ranging from AAA (highest) to D (lowest). Ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories. If Standard and Poor's doesn't rate a security, then Moody's rating is used. RiverSource Investments, LLC, the Fund's investment manager, rates a security using an internal rating system when Moody's doesn't provide a rating. 0.5% of the portfolio ratings above was determined through internal analysis.

TOP TEN STATES/TERRITORIES

Percentage of portfolio assets

California                                  15.2%
New York                                    11.4%
Texas                                        7.3%
Illinois                                     6.5%
Puerto Rico                                  6.4%
Michigan                                     6.2%
New Jersey                                   6.1%
Massachusetts                                5.4%
Louisiana                                    3.8%
Tennessee                                    3.5%

There are risks associated with an investment in a bond fund, including credit risk, interest rate risk, and prepayment and extension risk. See the Fund's prospectus for information on these and other risks associated with the Fund. In general, bond prices rise when interest rates fall and vice versa. This effect is usually more pronounced for longer-term securities. Non-investment grade securities, commonly called "high-yield" or "junk" bonds, generally have more volatile prices and carry more risk to principal and income than investment grade securities.

Income from tax-exempt funds may be subject to state and local taxes and a portion of income may be subject to the federal and/or state alternative minimum tax for certain investors. Federal income tax rules will apply to any capital gains distribution.


------------------------------------------------------------------------------

RIVERSOURCE TAX-EXEMPT BOND FUND - 2006 ANNUAL REPORT 3

FUND SNAPSHOT AT NOV. 30, 2006

STYLE MATRIX

[chart] Shading within the style matrix indicates areas in which the Fund generally invests.

    DURATION
SHORT  INT. LONG
              X HIGH
                MEDIUM   QUALITY
                LOW

The style matrix can be a valuable tool for constructing and monitoring your portfolio. It provides a frame of reference for distinguishing the types of stocks or bonds owned by a mutual fund, and serves as a guideline for helping you build a portfolio.

Investment products, including shares of mutual funds, are not federally or FDIC-insured, are not deposits or obligations of, or guaranteed by any financial institution, and involve investment risks including possible loss of principal and fluctuation in value.

SEC YIELDS

                                          AT NOV. 30, 2006   AT DEC. 29, 2006*
Class A                                        3.06%             3.06%
Class B                                        2.45%             2.45%
Class C                                        2.45%             2.45%
Class Y                                        3.34%             3.40%

*     The last business day of the period.

The Securities and Exchange Commission (SEC) yield is calculated by dividing anticipated net investment income during a 31-day period by the public offering price (POP) per share on the last day of the period, and converting the results to yearly figures. See Average Annual Total Returns on page 6 for additional performance information.

PORTFOLIO MANAGER

                                                         YEARS IN INDUSTRY
Rick LaCoff*                                                     14

*     The Fund is managed by a team of portfolio managers led by Rick LaCoff.

FUND FACTS

                                           TICKER SYMBOL      INCEPTION DATE
Class A                                        INTAX             11/24/76
Class B                                        ITEBX              3/20/95
Class C                                           --              6/26/00
Class Y                                           --              3/20/95

Total net assets                                           $837.5 million

Number of holdings                                                    303

Effective maturity(1)                                            14 years

Effective duration(2)                                           6.2 years

Weighted average bond rating(3)                                        AA

(1) EFFECTIVE MATURITY measures a bond's maturity, which takes into consideration the possibility that the issuer may call the bond before its maturity date.

(2) EFFECTIVE DURATION measures the sensitivity of a security's price to parallel shifts in the yield curve (the graphical depiction of the levels of interest rates from two years out to 30 years). Positive duration means that as rates rise, the price decreases, and negative duration means that as rates rise, the price increases.

(3) WEIGHTED AVERAGE BOND RATING represents the average credit quality of the underlying bonds in the portfolio.


------------------------------------------------------------------------------

4 RIVERSOURCE TAX-EXEMPT BOND FUND - 2006 ANNUAL REPORT

PERFORMANCE SUMMARY

------------------------------------------------------------------------------

                            PERFORMANCE COMPARISON

                       For the year ended Nov. 30, 2006


 RiverSource Tax-Exempt Bond Fund Class A (excluding sales charge)       +5.83%
 Lehman Brothers 3-Plus Year Municipal Bond Index (unmanaged)            +6.46%
 Lipper General  Municipal Debt Funds Index                              +6.47%

(see "The Fund's Long-term Performance" for Index descriptions)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial institution or visiting riversource.com/funds.

The 4.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in expenses.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

It is not possible to invest directly in an index.


------------------------------------------------------------------------------

RIVERSOURCE TAX-EXEMPT BOND FUND - 2006 ANNUAL REPORT 5

PERFORMANCE SUMMARY

AVERAGE ANNUAL TOTAL RETURNS

AT NOV. 30, 2006

                                                                        SINCE
Without sales charge          1 YEAR   3 YEARS   5 YEARS   10 YEARS   INCEPTION
Class A (inception 11/24/76)  +5.83%    +4.07%    +4.48%    +4.93%      +6.05%
Class B (inception 3/20/95)   +5.03%    +3.28%    +3.69%    +4.13%      +4.56%
Class C (inception 6/26/00)   +5.03%    +3.28%    +3.64%      N/A       +4.73%
Class Y (inception 3/20/95)   +5.96%    +4.19%    +4.54%    +5.05%      +5.48%
With sales charge
Class A (inception 11/24/76)  +0.82%    +2.40%    +3.47%    +4.42%      +5.88%
Class B (inception 3/20/95)   +0.03%    +2.08%    +3.36%    +4.13%      +4.56%
Class C (inception 6/26/00)   +4.03%    +3.28%    +3.64%      N/A       +4.73%

AT DEC. 31, 2006

                                                                        SINCE
Without sales charge          1 YEAR   3 YEARS   5 YEARS  10 YEARS    INCEPTION
Class A (inception 11/24/76)  +4.28%    +3.62%    +4.51%    +4.93%      +6.02%
Class B (inception 3/20/95)   +3.49%    +2.84%    +3.72%    +4.13%      +4.47%
Class C (inception 6/26/00)   +3.49%    +2.84%    +3.72%      N/A       +4.58%
Class Y (inception 3/20/95)   +4.42%    +3.75%    +4.63%    +5.05%      +5.40%
With sales charge
Class A (inception 11/24/76)  -0.67%    +1.96%    +3.50%    +4.42%      +5.85%
Class B (inception 3/20/95)   -1.51%    +1.58%    +3.39%    +4.13%      +4.47%
Class C (inception 6/26/00)   +2.49%    +2.84%    +3.72%      N/A       +4.58%

Class A share performance reflects the maximum sales charge of 4.75%. Class B share performance reflects a contingent deferred sales charge (CDSC) applied as follows: first year 5%; second and third years 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter. Class C shares may be subject to a 1% CDSC if shares are sold within one year after purchase. Sales charges do not apply to Class Y shares. This share class is available to institutional investors only.


------------------------------------------------------------------------------

6 RIVERSOURCE TAX-EXEMPT BOND FUND - 2006 ANNUAL REPORT

QUESTIONS & ANSWERS WITH PORTFOLIO MANAGEMENT

Below, Portfolio Manager Rick LaCoff discusses the Fund's positioning and results for the 12 months ended Nov. 30, 2006. Rick LaCoff replaced David Kerwin as portfolio manager of the Fund effective July 24, 2006.

The specific securities mentioned are for illustrative purposes only and are not a complete list of securities that have increased or decreased in value. The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of RiverSource Investments, LLC (RiverSource) or any subadviser to the Fund or any other person in the RiverSource or subadviser organization. Any such views are subject to change at any time based upon market or other conditions and RiverSource disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a RiverSource Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any RiverSource Fund.

Q:    How did RiverSource Tax-Exempt Bond Fund perform for the fiscal year?

A: RiverSource Tax-Exempt Bond Fund's Class A Shares (excluding sales charge) gained 5.83% for the 12 months ended Nov. 30, 2006. The Fund underperformed the Lehman Brothers 3-Plus Year Municipal Bond Index (Lehman 3-Plus Index), which rose 6.46% for the period. The Fund also underperformed the Lipper General Municipal Debt Funds Index (Lipper Index), representing the Fund's peer group, which advanced 6.47% for the same time frame.

Q: What factors most significantly affected performance during the annual period?

A: The tax-exempt fixed income market produced positive performance during the period. Tax-exempt yields actually moved higher across the short-term portion of the yield curve (i.e., five-year maturities and shorter) but declined across the remainder of the yield curve (i.e., six-year maturities and longer), causing a significant yield curve flattening. Tax-exempt rates peaked in July 2006, soon after the Federal Reserve Board (the Fed) made its 17th consecutive rate hike, which brought the targeted federal funds rate to 5.25%. In early August, the Fed observed its first pause in its two-year tightening cycle, noting that economic growth appeared to be moderating somewhat and inflation pressures -- though elevated -- were expected to recede over the balance of the year and into 2007. The fixed income market rallied in response. The Fed stayed on hold through the remainder of the fiscal period, and tax-exempt yields continued to fall.


------------------------------------------------------------------------------

RIVERSOURCE TAX-EXEMPT BOND FUND - 2006 ANNUAL REPORT 7

QUESTIONS & ANSWERS

      Positive contributing factors to the Fund's annual performance were its allocations to non-enhanced municipal tobacco bonds, health care municipal bonds and Commonwealth of Puerto Rico municipal bonds. Each of these sectors performed well for the 12-month period as a whole. A significant position in non-enhanced California general obligations bonds further helped the Fund's performance. These bonds performed well as the fiscal status of the state of California improved during the period.

      Exposure to bonds that were advance refunded during the period also boosted the Fund's returns. Advance refunding is a procedure in which a bond issuer floats a second bond at a lower interest rate, and the proceeds from the sale of the second bond are invested, usually in Treasury securities, which in turn, are held in escrow collateralizing the first bond. Advance refunded bonds no longer represent the credit risk profile of the original borrower, and given the high credit quality of the escrow account they often increase in value -- sometimes significantly.

      The Fund underperformed the Lehman 3-Plus Index due primarily to yield curve positioning, that is, the way the Fund was positioned to respond to changes in short-term vs. long-term interest rates. The Fund's modest position in long-term bonds, which performed best during the annual period, detracted from performance relative to the Lehman 3-Plus Index. As yields at the longer-term end of the yield curve fell, the prices of these bonds increased. In addition, the Fund had only a small exposure to long-term bonds with lower coupon structures, which, being more interest-rate sensitive, outperformed premium coupon bonds, where the Fund had a greater emphasis during the period.

      Also detracting modestly from the Fund's results was its duration positioning. The Fund maintained a rather neutral duration through most of the fiscal year. However, when Fed policy went on hold in August and rates rallied, we believed rates declined to levels that appeared too low given our economic view and so we shortened the Fund's duration. This strategy hurt the Fund's performance during the last few months of the period, as rates continued to decline. Duration is a measure of the Fund's sensitivity to changes in interest rates.


------------------------------------------------------------------------------

8 RIVERSOURCE TAX-EXEMPT BOND FUND - 2006 ANNUAL REPORT

QUESTIONS & ANSWERS

      The primary reason the Fund underperformed the Lipper Index was its moderate exposure to bonds rated BBB compared to the Lipper Index. Bonds rated BBB generally outperformed higher quality bonds during the period.

      OVERALL, FUNDAMENTALS OF CREDIT ISSUERS HAVE BEEN THE BEST WE HAVE SEEN FOR SOME TIME. AS CREDIT QUALITY HAS IMPROVED ACROSS THE MUNICIPAL BOND SECTOR, WE SOUGHT OPPORTUNITIES TO ADD SELECT INVESTMENTS TO THE PORTFOLIO WITH LOWER CREDIT QUALITY THAT WE BELIEVED HAD THE POTENTIAL TO BE UPGRADED.

Q: What changes did you make to the Fund and how is it currently positioned?

A: Overall, fundamentals of credit issuers have been the best we have seen for some time. As credit quality has improved across the municipal bond sector, we sought opportunities to add select investments to the portfolio with lower credit quality that we believed had the potential to be upgraded. In some cases, this was simply investing in a bond rated A rather than AAA. We also added exposure to bonds rated BBB on a highly selective basis. For example, during the period, we increased the Fund's exposure to non-enhanced tobacco municipal bonds, health care bonds and special project financing bonds, several of which are rated BBB, on an opportunistic basis. Given anticipated technical conditions within the municipal bond market, we expect these bonds to continue to perform well and provide attractive income during the coming months.

      We also increased the Fund's holdings in single-family housing bonds, as this sector offered an attractive yield during the period. We also added to the Fund's allocation to Commonwealth of Puerto Rico municipal bonds. Puerto Rico has enacted a local sales tax to raise revenues and implemented other reforms to cut expenses. As these fiscal remedies take hold, Puerto Rico municipal bonds may be increasingly attractive to investors, given the triple-tax-exemption (i.e., federal, state and local) they offer.


------------------------------------------------------------------------------

RIVERSOURCE TAX-EXEMPT BOND FUND - 2006 ANNUAL REPORT 9

QUESTIONS & ANSWERS

      We added exposure to bonds with maturities at the longer end of the intermediate segment of the yield curve (i.e., 15 to 20 years) and decreased the Fund's position in longer-term bonds, given the flattening of the yield curve and the attractive risk-return characteristics of these intermediate bonds. Finally, as mentioned earlier, when tax-exempt bond yields rallied in response to the Fed's early August pause, we shortened the Fund's duration.

      GOING FORWARD, WE BELIEVE THE MAJOR FACTOR AFFECTING THE MUNICIPAL MARKET MAY WELL BE THE UNEXPECTED SLOWDOWN IN ISSUANCE SEEN DURING 2006 YEAR-TO-DATE.

Q:    What is the Fund's tactical view and strategy for the months ahead?

A: Going forward, we believe the major factor affecting the municipal market may well be the unexpected slowdown in issuance seen during 2006 year-to-date. Reduced refunding issues has been the primary reason for the decline in supply, while new money issuance actually has increased compared to the same time frame last year. Demand from non-traditional buyers, such as foreign banks and leveraged investors, has been especially strong. Given this technical condition within the supply/demand balance of municipal bonds, we believe the tax-exempt bond market may well continue to outperform the taxable bond market through 2006 and into the new year.

      From a broader perspective, we intend to position the Fund based on our ongoing belief that U.S. interest rates across the range of maturities, or yield curve, have declined to levels that appear too low given our economic view. We believe the most likely scenario is for inflation to be nudged higher but also for a modest economic slowdown to become apparent at the end of 2006 in what we would characterize as a "soft landing." We thus believe the Fed is likely to maintain its pause, with the targeted federal funds rate at its current 5.25%, for an extended period of time.

      INVESTMENT TERM

      SOFT LANDING: A term used to describe a rate of economic growth high enough to avoid recession but slow enough to avoid high inflation.


------------------------------------------------------------------------------

10 RIVERSOURCE TAX-EXEMPT BOND FUND - 2006 ANNUAL REPORT

QUESTIONS & ANSWERS

      Given this view, we intend to maintain the Fund's current short duration positioning compared to the Lehman 3-Plus Index for the near term. We further intend to reduce the Fund's exposure to insured bonds and increase its allocation to uninsured bonds, with a bias toward tobacco bonds, special project financing bonds, health care bonds, particularly bonds for large health care systems, and essential service revenue bonds, such as public power and water and sewer issues. We feel these sectors may enable the Fund to potentially pick up incremental yield without taking on significant risk. We continue to watch closely for opportunities to selectively increase the Fund's exposure to bonds rated BBB. Lastly, with rates at current levels, we believe several of the Fund's holdings may be poised to benefit from advance refundings in the months ahead.

      Consistent with the Fund's investment objective, we will maintain our emphasis on generating as much income exempt from federal income taxes (including avoiding bonds with income that is subject to the Alternative Minimum Tax) as possible with only modest risk.


------------------------------------------------------------------------------

RIVERSOURCE TAX-EXEMPT BOND FUND - 2006 ANNUAL REPORT 11

THE FUND'S LONG-TERM PERFORMANCE

The chart on the facing page illustrates the total value of an assumed $10,000 investment in RiverSource Tax-Exempt Bond Fund Class A shares (from 12/1/96 to 11/30/06) as compared to the performance of two widely cited performance indices, the Lehman Brothers 3-Plus Year Municipal Bond Index and the Lipper General Municipal Debt Funds Index. In comparing the Fund's Class A shares to these indices, you should take into account the fact that the Fund's performance reflects the maximum sales charge of 4.75%, while such charges are not reflected in the performance of the indices. Returns for the Fund include the reinvestment of any distribution paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The table below and the chart on the facing page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial institution or visiting riversource.com/funds. Also see "Past Performance" in the Fund's current prospectus.

COMPARATIVE RESULTS

Results at Nov. 30, 2006

                                                                                                    SINCE
                                                       1 YEAR    3 YEARS  5 YEARS    10 YEARS  INCEPTION(3)
RIVERSOURCE TAX-EXEMPT BOND FUND
(INCLUDES SALES CHARGE)
Class A Cumulative value of $10,000                   $10,082   $10,737   $11,860    $15,410     $55,568

        Average annual total return                     +0.82%    +2.40%    +3.47%     +4.42%      +5.88%

LEHMAN BROTHERS 3-PLUS YEAR MUNICIPAL BOND INDEX(1)

        Cumulative value of $10,000                   $10,646   $11,576   $13,206    $17,854         N/A

        Average annual total return                     +6.46%    +5.00%    +5.72%     +5.97%        N/A

LIPPER GENERAL MUNICIPAL DEBT FUNDS INDEX(2)

        Cumulative value of $10,000                   $10,647   $11,484   $12,897    $16,648         N/A

        Average annual total return                     +6.47%    +4.72%    +5.22%     +5.23%        N/A

Results for other share classes can be found on page 6.


------------------------------------------------------------------------------

12 RIVERSOURCE TAX-EXEMPT BOND FUND - 2006 ANNUAL REPORT

 VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN RIVERSOURCE TAX-EXEMPT BOND FUND

[THE FOLLOWING TABLE WAS REPRESENTED AS A LINE GRAPH IN THE PRINTED MATERIAL.]

          RiverSource Tax-Exempt          Lehman Brothers        Lipper General
            Bond Fund Class A          3-Plus Year Municipal     Municipal Debt
Year    (includes sales charge)             Bond Index(1)        Funds Index(2)
1996              $ 9,525                      $10,000              $10,000
1997              $10,266                      $10,736              $10,720
1998              $10,989                      $11,593              $11,488
1999              $10,635                      $11,408              $11,145
2000              $11,474                      $12,400              $11,955
2001              $12,378                      $13,516              $12,910
2002              $12,910                      $14,401              $13,569
2003              $13,673                      $15,421              $14,496
2004              $14,129                      $16,098              $15,024
2005              $14,561                      $16,771              $15,637
2006              $15,410                      $17,854              $16,648

(1) The Lehman Brothers 3-Plus Year Municipal Bond Index, an unmanaged index, is a market value-weighted index of investment-grade fixed-rate municipal bonds with maturities of three years or more. The index reflects reinvestment of all distributions and changes in market prices.

(2) The Lipper General Municipal Debt Funds Index includes the 30 largest municipal debt funds tracked by Lipper Inc. The index's returns include net reinvested dividends.

(3) Fund data is from Nov. 24, 1976. The Fund began operating before the inception of the Lehman Brothers 3-Plus Year Municipal Bond Index and
      Lipper peer group.


------------------------------------------------------------------------------

RIVERSOURCE TAX-EXEMPT BOND FUND - 2006 ANNUAL REPORT 13

INVESTMENTS IN SECURITIES

NOV. 30, 2006

(Percentages represent value of investments compared to net assets)

MUNICIPAL BONDS (93.3%)

NAME OF                           COUPON    PRINCIPAL                VALUE(a)
ISSUER AND                         RATE       AMOUNT
TITLE OF
ISSUE(f,g)
ALABAMA (1.2%)
Birmingham Waterworks & Sewer Board
   Revenue Bonds
   Series 2002B (MBIA)
      01-01-33                     5.25%  $   1,500,000       $     1,613,535
City of Birmingham
   Unlimited General Obligation Refunding Warrants
   Series 2003A (AMBAC)
      06-01-12                     5.25       1,660,000             1,795,307
      06-01-13                     5.25       1,755,000             1,920,180
City of Birmingham
   Unrefunded Limited General Obligation Bonds
   Series 1999B
      06-01-24                     5.25          50,000                52,674
County of Jefferson
   Revenue Bonds
   Series 2004A
      01-01-22                     5.50       1,750,000             1,917,020
      01-01-23                     5.25       1,500,000             1,613,505
Montgomery Medical Clinic Board
   Revenue Bonds
   Jackson Hospital & Clinic
   Series 2006
      03-01-21                     5.13         750,000(i)            792,615
                                                              ---------------
Total                                                               9,704,836
-----------------------------------------------------------------------------

ARIZONA (0.6%)
Maricopa County Industrial Development Authority
   Revenue Bonds
   Catholic Healthcare West
   Series 2004A
      07-01-23                     5.38       2,500,000             2,698,849
Queen Creek Improvement District #1
   Special Assessment Bonds
   Series 2006
      01-01-19                     5.00         755,000               780,746
      01-01-20                     5.00         580,000               598,311
      01-01-21                     5.00       1,000,000             1,030,310
                                                              ---------------
Total                                                               5,108,216
-----------------------------------------------------------------------------

MUNICIPAL BONDS (CONTINUED)

NAME OF                           COUPON    PRINCIPAL                VALUE(a)
ISSUER AND                         RATE       AMOUNT
TITLE OF
ISSUE(f,g)
ARKANSAS (0.2%)
Arkansas Development Finance Authority
   Revenue Bonds
   Mortgage-backed Securities Program
   Series 2003A (GNMA/FNMA)
      07-01-34                     4.90%  $   1,555,000       $     1,611,913
-----------------------------------------------------------------------------

CALIFORNIA (15.5%)
Abag Finance Authority for Nonprofit Corporations
   Revenue Bonds
   San Diego Hospital Association
   Series 2001A
      08-15-20                     6.13       1,000,000             1,091,000
Alameda Corridor Transportation Authority
   Revenue Bonds
   Senior Lien
   Series 1999A (MBIA)
      10-01-18                     5.13       2,250,000             2,362,770
Burbank California Public Financing Authority
   Tax Allocation Revenue Bonds
   Golden State Redevelopment Project
   Series 2003A (AMBAC)
      12-01-20                     5.25       3,000,000             3,289,860
California Health Facilities Financing Authority
   Refunding Revenue Bonds
   Cedars-Sinai Medical Center
   Series 2005
      11-15-34                     5.00       1,000,000             1,047,710
California Health Facilities Financing Authority
   Revenue Bonds
   Catholic Healthcare West
   Series 2004G
      07-01-23                     5.25       2,000,000             2,138,960
California Health Facilities Financing Authority
   Revenue Bonds
   Cedars-Sinai Medical Center
   Series 1997B (MBIA)
      08-01-27                     5.13       3,000,000             3,085,080

See accompanying notes to investments in securities.


------------------------------------------------------------------------------

14 RIVERSOURCE TAX-EXEMPT BOND FUND - 2006 ANNUAL REPORT

MUNICIPAL BONDS (CONTINUED)

NAME OF                           COUPON    PRINCIPAL                VALUE(a)
ISSUER AND                         RATE       AMOUNT
TITLE OF
ISSUE(f,g)
CALIFORNIA (CONT.)
California Health Facilities Financing Authority
   Revenue Bonds
   Kaiser Permanente
   Series 2006A
      04-01-39                     5.25%  $   1,000,000       $     1,076,250
California State Public Works Board
   Refunding Revenue Bonds
   Various University of California Projects
   Series 1993A
      06-01-14                     5.50       7,275,000             8,054,516
California Statewide Communities Development
   Authority
   Revenue Bonds
   Kaiser Permanente
   Series 2006B
      03-01-45                     5.25       2,500,000             2,672,650
California Statewide Communities Development
   Authority
   Revenue Bonds
   Sutter Health
   Series 2002B
      08-15-28                     5.50       2,000,000             2,168,240
Chabot-Las Positas Community College District
   Unlimited General Obligation Bonds
   Capital Appreciation
   Election of 2004
   Zero Coupon
   Series 2006B (AMBAC)
      08-01-18                     4.65       1,000,000(b)            608,340
City & County of San Francisco
   Unlimited General Obligation Bonds
   Neighborhood Recreation & Park
   Series 2004A (MBIA)
      06-15-23                     5.00       4,795,000             5,094,496
Fairfield-Suisun Unified School District
   Unlimited General Obligation Bonds
   Election 2002
   Series 2004 (MBIA)
      08-01-28                     5.50       3,000,000             3,374,670
Golden State Tobacco Securitization Corporation
   Enhanced Asset-backed Revenue Bonds
   Series 2005A
      06-01-45                     5.00       1,000,000             1,035,130

MUNICIPAL BONDS (CONTINUED)

NAME OF                           COUPON    PRINCIPAL                VALUE(a)
ISSUER AND                         RATE       AMOUNT
TITLE OF
ISSUE(f,g)
CALIFORNIA (CONT.)
Golden State Tobacco Securitization Corporation
   Revenue Bonds
   Series 2003A-1
      06-01-33                     6.25%  $     925,000       $     1,040,070
      06-01-39                     6.75         750,000               864,525
      06-01-40                     6.63         900,000             1,027,197
Livermore-Amador Valley Water Management Agency
   Revenue Bonds
   Series 2001A (AMBAC)
      08-01-23                     5.00       2,000,000             2,102,300
Los Angeles County Public Works Financing Authority
   Unrefunded Revenue Bonds
   Los Angeles County Regional Park & Open Space
   District
   Series 1997A
      10-01-16                     5.00         710,000               725,542
San Diego Convention Center Expansion Financing
   Authority
   Revenue Bonds
   Series 1998A (AMBAC)
      04-01-12                     5.25       3,065,000             3,192,473
San Ysidro School District
   Unlimited General Obligation Bonds
   Capital Appreciation
   Election of 1997
   Zero Coupon
   Series 2005D (FGIC)
      08-01-27                     4.91         500,000(b)            204,730
Semitropic Improvement District
   Revenue Bonds
   Series 2004A (XLCA)
      12-01-28                     5.00       5,000,000             5,300,400
Southern California Public Power Authority
   Revenue Bonds
   Magnolia Power Project
   Series 2003A-1 (AMBAC)
      07-01-25                     5.00       5,000,000             5,322,000
State of California
   Prerefunded Unlimited General Obligation Bonds
   Series 1999 (MBIA)
      12-01-15                     5.75       4,210,000             4,528,234

See accompanying notes to investments in securities.


------------------------------------------------------------------------------

RIVERSOURCE TAX-EXEMPT BOND FUND - 2006 ANNUAL REPORT 15

MUNICIPAL BONDS (CONTINUED)

NAME OF                           COUPON    PRINCIPAL                VALUE(a)
ISSUER AND                         RATE       AMOUNT
TITLE OF
ISSUE(f,g)
CALIFORNIA (CONT.)
State of California
   Prerefunded Unlimited General Obligation Bonds
   Series 2000
      10-01-25                     5.38%  $   2,060,000       $     2,199,998
State of California
   Unlimited General Obligation Bonds
   Series 2001
      06-01-31                     5.13       6,890,000             7,222,925
State of California
   Unlimited General Obligation Bonds
   Series 2002
      04-01-32                     5.25       5,000,000             5,308,950
State of California
   Unlimited General Obligation Bonds
   Series 2003
      02-01-29                     5.25       2,500,000             2,673,100
      02-01-32                     5.00       2,500,000             2,629,775
State of California
   Unlimited General Obligation Bonds
   Series 2003 (FGIC)
      11-01-20                     5.25       1,500,000             1,652,970
State of California
   Unlimited General Obligation Bonds
   Series 2003 (MBIA)
      02-01-27                     5.25       5,000,000             5,408,600
State of California
   Unlimited General Obligation Bonds
   Series 2004
      03-01-14                     5.25       2,500,000             2,753,975
      04-01-29                     5.30       1,745,000             1,896,885
      02-01-33                     5.00       2,000,000(j)          2,109,280
State of California
   Unlimited General Obligation Bonds
   Series 2004A (FGIC)
      07-01-17                     5.00       4,000,000             4,263,560
State of California
   Unlimited General Obligation Bonds
   Series 2004A (MBIA)
      07-01-11                     5.00      10,000,000            10,650,200

MUNICIPAL BONDS (CONTINUED)

NAME OF                           COUPON    PRINCIPAL                VALUE(a)
ISSUER AND                         RATE       AMOUNT
TITLE OF
ISSUE(f,g)
CALIFORNIA (CONT.)
State of California
   Unlimited General Obligation Bonds
   Various Purpose
   Series 2003
      11-01-23                     5.13%  $   2,500,000       $     2,685,300
      11-01-29                     5.25       1,000,000             1,079,750
State of California
   Unlimited General Obligation Bonds
   Various Purpose
   Series 2005
      06-01-28                     5.00       1,750,000             1,867,110
State of California
   Unrefunded Unlimited General Obligation Bonds
   Series 1999 (MBIA)
      12-01-15                     5.75       1,310,000             1,409,403
State of California
   Unrefunded Unlimited General Obligation Bonds
   Series 2000
      06-01-19                     5.50         135,000               143,612
Sweetwater Union High School District
   Certificate of Participation
   Series 2002 (FSA)
      09-01-21                     5.00       3,255,000             3,489,490
Tobacco Securitization Authority of Southern California
   Revenue Bonds
   Series 2006-A1
      06-01-37                     5.00       3,000,000             3,058,200
West Covina Redevelopment Agency
   Special Tax Refunding Bonds
   Fashion Plaza
   Series 1996
      09-01-17                     6.00       5,000,000             5,804,050
                                                              ---------------
Total                                                             129,714,276
-----------------------------------------------------------------------------

COLORADO (1.0%)
Broomfield
   Certificate of Participation
   Open Space Park & Recreation Facilities
   Series 2000 (AMBAC)
      12-01-20                     5.50       1,000,000             1,068,480

See accompanying notes to investments in securities.


------------------------------------------------------------------------------

16 RIVERSOURCE TAX-EXEMPT BOND FUND - 2006 ANNUAL REPORT

MUNICIPAL BONDS (CONTINUED)

NAME OF                           COUPON    PRINCIPAL                VALUE(a)
ISSUER AND                         RATE       AMOUNT
TITLE OF
ISSUE(f,g)
COLORADO (CONT.)
Colorado Health Facilities Authority
   Revenue Bonds
   Evangelical Lutheran
   Series 2005
      06-01-23                     5.25%  $     500,000       $       537,900
      06-01-29                     5.00         750,000               785,190
North Range Metropolitan District #1
   Limited General Obligation Bonds
   Series 2001
      12-15-31                     7.25       1,995,000             2,198,430
University of Colorado
   Certificate of Participation
   Master Lease Purchase Agreement
   Series 2003A (AMBAC)
      06-01-23                     5.00       3,700,000             3,940,056
                                                              ---------------
Total                                                               8,530,056
-----------------------------------------------------------------------------

CONNECTICUT (0.1%)
Mashantucket Western Pequot Tribe
   Subordinated Special Revenue Bonds
   Series 2006A
      09-01-36                     5.50       1,000,000(d)          1,057,760
-----------------------------------------------------------------------------

FLORIDA (2.4%)
Brevard County Health Facilities Authority
   Revenue Bonds
   Health First Incorporated Project
   Series 2005
      04-01-34                     5.00         750,000               785,228
Broward County School Board
   Certificate of Participation
   Series 2003 (MBIA)
      07-01-24                     5.00       3,000,000             3,187,830
City of Lakeland
   Prerefunded Revenue Bonds
   Lakeland Regional Health Systems
   Series 2002
      11-15-32                     5.50       2,000,000             2,220,120
Florida Board of Education
   Prerefunded Revenue Bonds
   Series 2000C (FGIC)
      07-01-16                     5.25       4,000,000             4,266,959

MUNICIPAL BONDS (CONTINUED)

NAME OF                           COUPON    PRINCIPAL                VALUE(a)
ISSUER AND                         RATE       AMOUNT
TITLE OF
ISSUE(f,g)
FLORIDA (CONT.)
Florida Municipal Loan Council
   Revenue Bonds
   Capital Appreciation
   Zero Coupon
   Series 2000A (MBIA)
      04-01-20                     6.02%  $   4,360,000(b)    $     2,509,398
Highlands County Health Facilities Authority
   Prerefunded Revenue Bonds
   Hospital - Adventist Health
   Series 2002B
      11-15-23                     5.25       1,000,000             1,056,860
Highlands County Health Facilities Authority
   Revenue Bonds
   Hospital - Adventist Health
   Series 2005D
      11-15-35                     5.00       1,450,000             1,515,903
Jacksonville
   Improvement Refunding Revenue Bonds
   Series 2002A (AMBAC)
      10-01-13                     5.50       3,030,000             3,383,116
Lee County Industrial Development Authority
   Revenue Bonds
   Shell Point/Alliance Obligation Group
   Series 2006
      11-15-36                     5.13         750,000               770,790
                                                              ---------------
Total                                                              19,696,204
-----------------------------------------------------------------------------

GEORGIA (1.6%)
Appling County Development Authority
   Revenue Bonds
   Power Company Plant Hatch Project
   Series 2006 (AMBAC)
      07-01-16                     4.40       3,500,000             3,581,375
Cherokee County Water & Sewer Authority
   Unrefunded Revenue Bonds
   Series 1995 (MBIA)
      08-01-25                     5.20       2,665,000             3,121,035
City of Atlanta
   Revenue Bonds
   Series 2001A (MBIA)
      11-01-39                     5.00       2,675,000             2,803,775

See accompanying notes to investments in securities.


------------------------------------------------------------------------------

RIVERSOURCE TAX-EXEMPT BOND FUND - 2006 ANNUAL REPORT 17

MUNICIPAL BONDS (CONTINUED)

NAME OF                           COUPON    PRINCIPAL                VALUE(a)
ISSUER AND                         RATE       AMOUNT
TITLE OF
ISSUE(f,g)
GEORGIA (CONT.)
County of Fulton
   Revenue Bonds
   Series 1992 Escrowed to Maturity (FGIC)
      01-01-14                     6.38%  $   3,125,000       $     3,501,656
County of Fulton
   Unrefunded Revenue Bonds
   Series 1992 (FGIC)
      01-01-14                     6.38         125,000               139,941
                                                              ---------------
Total                                                              13,147,782
-----------------------------------------------------------------------------

ILLINOIS (6.7%)
Cook & Will Counties Township High School
   District #206
   Unlimited General Obligation Bonds
   Capital Appreciation
   Zero Coupon
   Series 1992C Escrowed to Maturity (AMBAC)
      12-01-10                     6.55       2,605,000(b)          2,249,704
Cook County Community Consolidated School
   District #21 - Wheeling
   Unlimited General Obligation Bonds
   Capital Appreciation
   Zero Coupon
   Series 2000 Escrowed to Maturity (FSA)
      12-01-19                     6.03       3,140,000(b)          1,865,317
Cook County School District #170
   Unlimited General Obligation Bonds
   Capital Appreciation
   Zero Coupon
   Series 1992C Escrowed to Maturity (AMBAC)
      12-01-09                     6.50       2,155,000(b)          1,934,737
      12-01-10                     6.55       2,155,000(b)          1,861,080
County of Cook
   Prerefunded Unlimited General Obligation Bonds
   Series 2001A (FGIC)
      11-15-29                     5.25       3,310,000             3,543,620
County of Jefferson
   Unlimited General Obligation Bonds
   Jail & Administration Office Center Project
   Series 2003A (FGIC)
      01-15-24                     5.25       2,420,000             2,615,149

MUNICIPAL BONDS (CONTINUED)

NAME OF                           COUPON    PRINCIPAL                VALUE(a)
ISSUER AND                         RATE       AMOUNT
TITLE OF
ISSUE(f,g)
ILLINOIS (CONT.)
Illinois Educational Facilities Authority
   Refunding Revenue Bonds
   Augustana College
   Series 2003A
      10-01-22                     5.63%  $   2,500,000       $     2,684,825
Illinois Educational Facilities Authority
   Revenue Bonds
   University of Chicago
   Series 2003A
      07-01-25                     5.25       6,770,000(j)          7,319,656
Illinois Finance Authority
   Prerefunded Revenue Bonds
   Adventist Health System/Sunbelt Obligation
   Series 1999
      11-15-20                     5.50       1,600,000             1,696,736
Illinois Finance Authority
   Subordinated Revenue Bonds
   Regency
   Zero Coupon
   Series 1990 Escrowed to Maturity
      04-15-20                     7.75      13,745,000(b)          7,839,736
Lake County Community High School District #127
   Grayslake
   Unlimited General Obligation Bonds
   Capital Appreciation
   Zero Coupon
   Series 2002B (FGIC)
      02-01-16                     5.32       4,000,000(b)          2,793,440
Metropolitan Pier & Exposition Authority
   Revenue Bonds
   Capital Appreciation
   Zero Coupon
   Series 1993A Escrowed to Maturity (FGIC)
      06-15-21                     6.54       1,870,000(b)          1,034,035
Metropolitan Pier & Exposition Authority
   Revenue Bonds
   McCormick Place Expansion
   Series 2002A (MBIA)
      06-15-42                     5.25       4,000,000             4,281,960

See accompanying notes to investments in securities.


------------------------------------------------------------------------------

18 RIVERSOURCE TAX-EXEMPT BOND FUND - 2006 ANNUAL REPORT

MUNICIPAL BONDS (CONTINUED)

NAME OF                           COUPON    PRINCIPAL                VALUE(a)
ISSUER AND                         RATE       AMOUNT
TITLE OF
ISSUE(f,g)
ILLINOIS (CONT.)
Metropolitan Pier & Exposition Authority
   Unrefunded Revenue Bonds
   Capital Appreciation
   Zero Coupon
   Series 1993A (FGIC)
      06-15-10                     6.65%  $     240,000(b)    $       210,590
Southern Illinois University
   Revenue Bonds
   Capital Appreciation Housing & Auxiliary
   Zero Coupon
   Series 1999A (MBIA)
      04-01-26                     5.55       4,000,000(b)          1,758,120
St. Clair County Public Building Commission
   Revenue Bonds
   Capital Appreciation
   Zero Coupon
   Series 1997B (FGIC)
      12-01-14                     5.95       2,000,000(b)          1,470,140
State of Illinois
   Unlimited General Obligation Bonds
   1st Series 2001 (FSA)
      05-01-26                     5.25      10,000,000            10,649,500
                                                              ---------------
Total                                                              55,808,345
-----------------------------------------------------------------------------

INDIANA (0.9%)
Clark-Pleasant Community School Building Corporation
   Prerefunded Revenue Bonds
   1st Mortgage
   Series 2001 (AMBAC)
      07-15-16                     5.50       1,000,000             1,091,350
Indiana Health & Educational Facilities Financing
   Authority
   Revenue Bonds
   Clarian Health Obligation
   Series 2006A
      02-15-36                     5.00         625,000               655,475
Indiana Health Facility Financing Authority
   Revenue Bonds
   Ascension Health Sub Credit
   Series 2005A
      11-01-10                     5.00       2,500,000             2,623,600

MUNICIPAL BONDS (CONTINUED)

NAME OF                           COUPON    PRINCIPAL                VALUE(a)
ISSUER AND                         RATE       AMOUNT
TITLE OF
ISSUE(f,g)
INDIANA (CONT.)
Indiana Transportation Finance Authority
   Prerefunded Revenue Bonds
   Series 1990A
      06-01-15                     7.25%  $   2,210,000       $     2,457,697
Indiana University
   Revenue Bonds
   Student Fee
   Series 2003O (FGIC)
      08-01-22                     5.00       1,000,000             1,066,300
                                                              ---------------
Total                                                               7,894,422
-----------------------------------------------------------------------------

KANSAS (0.3%)
University of Kansas Hospital Authority
   Improvement Refunding Revenue Bonds
   Health System
   Series 2006
      09-01-23                     5.00         705,000(i)            745,545
      09-01-25                     5.00       1,825,000(i)          1,924,006
                                                              ---------------
Total                                                               2,669,551
-----------------------------------------------------------------------------

KENTUCKY (0.5%)
County of Jefferson
   Revenue Bonds
   University Medical Center Incorporated Project
   Series 1997 (MBIA)
      07-01-17                     5.50       2,500,000            2,549,500
Kentucky Turnpike Authority
   Refunding Revenue Bonds
   Revitalization Project
   Series 2001A (AMBAC)
      07-01-13                     5.50       1,275,000             1,418,782
                                                              ---------------
Total                                                               3,968,282
-----------------------------------------------------------------------------

LOUISIANA (3.9%)
City of New Orleans
   Limited General Obligation Refunding Bonds
   Series 1998B (FSA)
      12-01-10                     5.10         385,000               402,021
City of New Orleans
   Unlimited General Obligation Refunding Bonds
   Capital Appreciation
   Zero Coupon
   Series 1991 (AMBAC)
      09-01-12                     6.63       6,250,000(b)          4,965,313

See accompanying notes to investments in securities.


------------------------------------------------------------------------------

RIVERSOURCE TAX-EXEMPT BOND FUND - 2006 ANNUAL REPORT 19

MUNICIPAL BONDS (CONTINUED)

NAME OF                           COUPON    PRINCIPAL                VALUE(a)
ISSUER AND                         RATE       AMOUNT
TITLE OF
ISSUE(f,g)
LOUISIANA (CONT.)
Lafayette Public Power Authority
   Refunding Revenue Bonds
   Series 2003B (AMBAC)
      11-01-11                     5.00%  $   2,800,000       $     2,969,540
Louisiana State Citizens Property Insurance Corporation
   Revenue Bonds
   Series 2006B (AMBAC)
      06-01-16                     5.00       1,500,000             1,651,065
New Orleans Home Mortgage Authority
   Special Obligation Refunding Bonds
   Series 1992 Escrowed to Maturity
      01-15-11                     6.25       8,785,000             9,505,018
State of Louisiana
   Revenue Bonds
   Series 2005A (FGIC)
      05-01-19                     5.25       1,000,000             1,104,220
Tobacco Settlement Financing Corporation
   Asset-backed Revenue Bonds
   Series 2001B
      05-15-30                     5.50       7,400,000             7,822,984
      05-15-39                     5.88       4,145,000             4,456,455
                                                              ---------------
Total                                                              32,876,616
-----------------------------------------------------------------------------

MASSACHUSETTS (4.1%)
Commonwealth of Massachusetts
   Limited General Obligation Refunding Bonds
   Series 2004B
      08-01-22                     5.25       2,500,000             2,876,650
      08-01-28                     5.25       2,000,000             2,356,580
Commonwealth of Massachusetts
   Limited General Obligation Refunding Bonds
   Series 2004B (MBIA)
      08-01-27                     5.25       1,500,000             1,771,170
Commonwealth of Massachusetts
   Refunding Revenue Bonds
   Series 2005 (FGIC)
      01-01-28                     5.50       1,500,000             1,823,130
Commonwealth of Massachusetts
   Unlimited General Obligation Refunding Bonds
   Series 2004A (FSA)
      08-01-20                     5.25       1,500,000             1,723,050

MUNICIPAL BONDS (CONTINUED)

NAME OF                           COUPON    PRINCIPAL                VALUE(a)
ISSUER AND                         RATE       AMOUNT
TITLE OF
ISSUE(f,g)
MASSACHUSETTS (CONT.)
Massachusetts Bay Transportation Authority
   Prerefunded Special Assessment Bonds
   Series 2005A
      07-01-25                     5.00%  $   1,450,000       $     1,598,553
      07-01-26                     5.00       1,450,000             1,598,553
Massachusetts Bay Transportation Authority
   Revenue Bonds
   Series 2005A
      07-01-31                     5.00       2,000,000             2,311,000
Massachusetts Development Finance Agency
   Revenue Bonds
   Boston University
   Series 1999P
      05-15-59                     6.00         675,000               842,987
Massachusetts Health & Educational Facilities Authority
   Revenue Bonds
   Harvard University
   Series 2002FF
      07-15-37                     5.13       2,500,000             2,664,575
Massachusetts State Water Pollution Abatement
   Revenue Bonds
   Pool Program
   Series 2004-10
      08-01-34                     5.00       4,000,000             4,253,200
Massachusetts Water Resources Authority
   Refunding Revenue Bonds
   Series 2005A (MBIA)
      08-01-22                     5.00       2,000,000             2,193,880
Route 3 North Transit Improvement Association
   Revenue Bonds
   Series 2000 (MBIA)
      06-15-17                     5.75       7,570,000             8,099,445
                                                              ---------------
Total                                                              34,112,773
-----------------------------------------------------------------------------

MICHIGAN (5.8%)
Detroit
   Revenue Bonds
   Second Lien
   Series 2005A (MBIA)
      07-01-30                     5.00       4,500,000             4,813,605

See accompanying notes to investments in securities.


------------------------------------------------------------------------------

20 RIVERSOURCE TAX-EXEMPT BOND FUND - 2006 ANNUAL REPORT

MUNICIPAL BONDS (CONTINUED)

NAME OF                           COUPON    PRINCIPAL                VALUE(a)
ISSUER AND                         RATE       AMOUNT
TITLE OF
ISSUE(f,g)
MICHIGAN (CONT.)
Detroit
   Revenue Bonds
   Senior Lien
   Series 2003A (MBIA)
      07-01-21                     5.00%  $   1,350,000       $     1,436,130
Detroit
   Unlimited General Obligation Bonds
   Series 2001A-1 (MBIA)
      04-01-15                     5.38       1,940,000(j)          2,098,226
Jackson Public Schools
   Prerefunded Unlimited General Obligation Bonds
   Series 1999 (FGIC)
   (Qualified School Bond Loan Fund)
      05-01-22                     5.38       1,000,000             1,059,340
Michigan Municipal Bond Authority
   Refunding Revenue Bonds
   Clean Water State Revolving Fund
   Series 2005
      10-01-15                     5.00       1,000,000             1,103,380
Michigan Municipal Bond Authority
   Revenue Bonds
   Clean Water Revolving Fund
   Series 2001
      10-01-14                     5.00       1,000,000             1,064,610
      10-01-19                     5.25       2,000,000             2,145,700
      10-01-20                     5.00       3,500,000             3,703,840
Michigan Municipal Bond Authority
   Revenue Bonds
   Clean Water Revolving Fund
   Series 2006
      10-01-27                     5.00       1,500,000             1,624,575
Michigan Municipal Bond Authority
   Revenue Bonds
   Drinking Water State Revolving Fund
   Series 2002
      10-01-22                     5.00       2,350,000             2,498,450
Michigan Municipal Bond Authority
   Revenue Bonds
   School District City of Detroit
   Series 2005 (FSA)
      06-01-19                     5.00       1,500,000             1,619,385

MUNICIPAL BONDS (CONTINUED)

NAME OF                           COUPON    PRINCIPAL                VALUE(a)
ISSUER AND                         RATE       AMOUNT
TITLE OF
ISSUE(f,g)
MICHIGAN (CONT.)
Michigan Public Power Agency
   Refunding Revenue Bonds
   Belle River Project
   Series 2002A (MBIA)
      01-01-14                     5.25%  $   3,000,000       $     3,304,590
Michigan State Hospital Finance Authority
   Refunding Revenue Bonds
   Henry Ford Health System
   Series 2006A
      11-15-26                     5.00       1,090,000             1,159,357
      11-15-46                     5.25       3,000,000             3,218,520
Michigan State Hospital Finance Authority
   Revenue Bonds
   Oakwood Obligated Group
   Series 2003
      11-01-18                     5.50       4,070,000             4,424,823
New Haven Community Schools
   Prerefunded Unlimited General Obligation Bonds
   School Building & Site
   Series 2002 (Qualified School Board Loan Fund)
      05-01-22                     5.25       5,500,000             6,000,114
Saginaw Hospital Finance Authority
   Refunding Revenue Bonds
   Covenant Medical Center
   Series 2004G
      07-01-22                     5.13       1,560,000             1,654,801
Summit Academy North
   Prerefunded Certificate of Participation
   Series 2001
      07-01-21                     7.13       1,615,000             1,803,600
Troy City School District
   Unlimited General Obligation Bonds
   School Building & Site
   Series 2006 (MBIA)
   (Qualified School Board Loan Fund)
      05-01-24                     5.00       1,600,000             1,737,408
Western Township Utilities Authority
   Limited General Obligation Bonds
   Series 2002 (FGIC)
      01-01-10                     5.00       2,000,000             2,086,620
                                                              ---------------
Total                                                              48,557,074
-----------------------------------------------------------------------------

See accompanying notes to investments in securities.


------------------------------------------------------------------------------

RIVERSOURCE TAX-EXEMPT BOND FUND - 2006 ANNUAL REPORT 21

MUNICIPAL BONDS (CONTINUED)

NAME OF                           COUPON    PRINCIPAL                VALUE(a)
ISSUER AND                         RATE       AMOUNT
TITLE OF
ISSUE(f,g)
MINNESOTA (2.9%)
City of Breckenridge
   Revenue Bonds
   Catholic Health Initiatives
   Series 2004A
      05-01-30                     5.00%  $   3,075,000       $     3,262,206
Minneapolis Special School District #1
   Unlimited General Obligation Refunding Bonds
   Series 2005A (FSA)
   (School District Credit Enhancement Program)
      02-01-15                     5.00       1,000,000             1,086,260
Minneapolis/St. Paul Housing Finance Board
   Revenue Bonds
   Mortgage-backed-City Living
   Series 2006A-5 (GNMA/FNMA/FHLMC)
      04-01-27                     5.45       4,000,000             4,297,000
Minneapolis-St. Paul Metropolitan Airports Commission
   Revenue Bonds
   Series 1998A (AMBAC)
      01-01-24                     5.20       3,000,000             3,084,270
Minnesota Higher Education Facilities Authority
   Revenue Bonds
   University of St. Thomas
   5th Series 2004Y
      10-01-34                     5.25       1,250,000             1,350,500
Minnesota State Municipal Power Agency
   Revenue Bonds
   Series 2005
      10-01-30                     5.00       3,500,000             3,704,435
St. Paul Housing & Redevelopment Authority
   Revenue Bonds
   HealthPartners Obligation Group Project
   Series 2006
      05-15-21                     5.25       1,070,000             1,150,625
      05-15-22                     5.25       1,185,000             1,273,294
      05-15-26                     5.25       1,000,000             1,069,500
      05-15-36                     5.25       1,000,000             1,065,350
State of Minnesota
   Unlimited General Obligation Bonds
   Series 2003
      08-01-12                     5.00       2,000,000             2,153,700

MUNICIPAL BONDS (CONTINUED)

NAME OF                           COUPON    PRINCIPAL                VALUE(a)
ISSUER AND                         RATE       AMOUNT
TITLE OF
ISSUE(f,g)
MINNESOTA (CONT.)
Todd Morrison Cass & Wadena Counties
   United Hospital District
   Unlimited General Obligation Bonds
   Health Care Facilities-Lakewood
   Series 2004
      12-01-34                     5.00%  $   1,000,000       $     1,046,210
                                                              ---------------
Total                                                              24,543,350
-----------------------------------------------------------------------------

MISSOURI (0.8%)
Missouri Joint Municipal Electric Utility Commission
   Revenue Bonds
   Plum Point Project
   Series 2006 (MBIA)
      01-01-20                     5.00       2,000,000             2,181,060
Missouri State Health & Educational Facilities Authority
   Revenue Bonds
   Park College
   Series 1999
      06-01-19                     5.88       4,000,000             4,191,840
                                                              ---------------
Total                                                               6,372,900
-----------------------------------------------------------------------------

NEVADA (1.1%)
City of Las Vegas
   Special Assessment Bonds
   Special Improvement District #808 - Summerlin
   Series 2001
      06-01-11                     6.00       1,960,000             2,036,538
Director of the State of Nevada
   Department of Business & Industry
   Revenue Bonds
   Capital Appreciation
   Las Vegas Monorail
   Zero Coupon
   Series 2000 (AMBAC)
      01-01-15                     5.65       9,870,000(b)          7,084,686
                                                              ---------------
Total                                                               9,121,224
-----------------------------------------------------------------------------

NEW JERSEY (2.3%)
New Jersey Economic Development Authority
   Revenue Bonds
   Cigarette Tax
   Series 2004 (FGIC)
      06-15-11                     5.00       7,000,000             7,391,020

See accompanying notes to investments in securities.


------------------------------------------------------------------------------

22 RIVERSOURCE TAX-EXEMPT BOND FUND - 2006 ANNUAL REPORT

MUNICIPAL BONDS (CONTINUED)

NAME OF                           COUPON    PRINCIPAL                VALUE(a)
ISSUER AND                         RATE       AMOUNT
TITLE OF
ISSUE(f,g)
NEW JERSEY (CONT.)
New Jersey Health Care Facilities Financing Authority
   Revenue Bonds
   South Jersey Hospital
   Series 2006
      07-01-18                     5.00%  $   1,925,000       $     2,034,417
New Jersey Transportation Trust Fund Authority
   Revenue Bonds
   Transportation System
   Series 2006A
      12-15-21                     5.50       1,500,000             1,754,130
Tobacco Settlement Financing Corporation
   Asset-backed Revenue Bonds
   Series 2002
      06-01-32                     5.75       1,430,000             1,532,231
      06-01-37                     6.00       2,175,000             2,375,774
      06-01-42                     6.13       3,555,000             3,904,848
                                                              ---------------
Total                                                              18,992,420
-----------------------------------------------------------------------------

NEW YORK (11.7%)
City of New York
   Prerefunded Unlimited General Obligation Bonds
   Series 2003I
      03-01-27                     5.38       3,415,000             3,772,926
City of New York
   Unlimited General Obligation Bonds
   Series 2002G (FGIC)
      08-01-10                     5.50      10,000,000            10,665,999
City of New York
   Unlimited General Obligation Bonds
   Series 2003J
      06-01-19                     5.50       2,500,000             2,754,450
City of New York
   Unlimited General Obligation Bonds
   Series 2004D
      11-01-34                     5.00       1,000,000             1,058,830
City of New York
   Unlimited General Obligation Bonds
   Series 2004E (FSA)
      11-01-22                     5.00       2,600,000             2,792,868
City of New York
   Unlimited General Obligation Bonds
   Series 2004H
      08-01-20                     5.00       3,660,000             3,911,588

MUNICIPAL BONDS (CONTINUED)

NAME OF                           COUPON    PRINCIPAL                VALUE(a)
ISSUER AND                         RATE       AMOUNT
TITLE OF
ISSUE(f,g)
NEW YORK (CONT.)
City of New York
   Unrefunded Unlimited General Obligation Bonds
   Series 2003I
      03-01-27                     5.38%  $   1,585,000       $     1,719,662
Metropolitan Transportation Authority
   Refunding Revenue Bonds
   Series 2002A
      01-01-16                     5.75       2,500,000             2,875,200
Metropolitan Transportation Authority
   Revenue Bonds
   Series 2005F
      11-15-12                     5.00       1,000,000             1,070,980
      11-15-35                     5.00         750,000               797,790
Metropolitan Transportation Authority
   Revenue Bonds
   Series 2006A
      11-15-22                     5.00       2,500,000             2,705,550
Nassau County Tobacco Settlement Corporation
   Asset-backed Revenue Bonds
   Series 2006A-3
      06-01-35                     5.00       2,350,000             2,405,954
New York City Health & Hospital Corporation
   Revenue Bonds
   Health System
   Series 2002A (FSA)
      02-15-18                     5.50       2,150,000             2,349,305
      02-15-19                     5.50       1,250,000             1,366,488
New York City Industrial Development Agency
   Revenue Bonds
   Queens Baseball Stadium Pilot
   Series 2006 (AMBAC)
      01-01-23                     5.00       1,000,000             1,088,260
New York State Dormitory Authority
   Prerefunded Revenue Bonds
   State Personal Income Tax (Education)
   Series 2003A
      03-15-27                     5.00       4,725,000             5,123,885
New York State Dormitory Authority
   Revenue Bonds
   Consolidated City University System
   2nd General Resolution
   Series 1993A
      07-01-18                     5.75       5,500,000             6,301,900

See accompanying notes to investments in securities.


------------------------------------------------------------------------------

RIVERSOURCE TAX-EXEMPT BOND FUND - 2006 ANNUAL REPORT 23

MUNICIPAL BONDS (CONTINUED)

NAME OF                           COUPON    PRINCIPAL                VALUE(a)
ISSUER AND                         RATE       AMOUNT
TITLE OF
ISSUE(f,g)
NEW YORK (CONT.)
New York State Dormitory Authority
   Revenue Bonds
   Cornell University
   Series 2006A
      07-01-26                     5.00%  $   1,000,000       $     1,085,480
New York State Dormitory Authority
   Revenue Bonds
   Education
   Series 2006C
      12-15-31                     5.00       1,000,000             1,084,510
New York State Dormitory Authority
   Revenue Bonds
   Memorial Sloan-Kettering Center
   Series 2006-1
      07-01-35                     5.00       1,250,000             1,338,288
New York State Dormitory Authority
   Revenue Bonds
   Montefiore Hospital
   Series 2004 (FGIC/FHA)
      08-01-19                     5.00       2,000,000             2,163,940
New York State Dormitory Authority
   Revenue Bonds
   Series 2002B (AMBAC)
      11-15-26                     5.25       4,000,000             4,319,480
New York State Dormitory Authority
   Revenue Bonds
   Sloan-Kettering Memorial Center
   Series 2003 (MBIA)
      07-01-23                     5.00       6,000,000             6,372,060
      07-01-24                     5.00       2,500,000             2,652,050
New York State Energy Research & Development
   Authority
   Revenue Bonds
   New York State Electric & Gas
   Series 1985 (MBIA)
      03-15-15                     4.10       2,400,000             2,441,352
New York State Thruway Authority
   Refunding Revenue Bonds
   Series 2002C (AMBAC)
      04-01-14                     5.50       5,000,000             5,489,150

MUNICIPAL BONDS (CONTINUED)

NAME OF                           COUPON    PRINCIPAL                VALUE(a)
ISSUER AND                         RATE       AMOUNT
TITLE OF
ISSUE(f,g)
NEW YORK (CONT.)
New York State Thruway Authority
   Revenue Bonds
   Second General Resolution
   Series 2003B (FSA)
      04-01-21                     4.75%  $   1,500,000       $     1,572,465
New York State Thruway Authority
   Revenue Bonds
   Series 2003A (MBIA)
      04-01-13                     5.25       6,000,000             6,576,359
Tobacco Settlement Financing Authority
   Asset-backed Revenue Bonds
   Series 2003A-1
      06-01-19                     4.25       2,000,000             2,016,940
      06-01-19                     5.50       2,250,000             2,474,910
Tobacco Settlement Financing Authority
   Revenue Bonds
   Series 2003B-1C
      06-01-14                     5.50       3,025,000             3,167,992
TSASC Incorporated
   Revenue Bonds
   Series 2006-1
      06-01-34                     5.00       2,000,000             2,047,620
Westchester Tobacco Asset Securitization
   Revenue Bonds
   Series 2005
      06-01-26                     5.00         350,000               358,071
                                                              ---------------
Total                                                              97,922,302
-----------------------------------------------------------------------------

NORTH CAROLINA (2.2%)
City of Charlotte
   Certificate of Participation
   Governmental Facilities Projects
   Series 2003G
      06-01-28                     5.00       1,750,000             1,846,075
North Carolina Eastern Municipal Power Agency
   Refunding Revenue Bonds
   Series 2003A
      01-01-10                     5.50       2,375,000             2,487,456
North Carolina Eastern Municipal Power Agency
   Refunding Revenue Bonds
   Series 2003F
      01-01-14                     5.50       5,000,000             5,480,450

See accompanying notes to investments in securities.


------------------------------------------------------------------------------

24 RIVERSOURCE TAX-EXEMPT BOND FUND - 2006 ANNUAL REPORT

MUNICIPAL BONDS (CONTINUED)

NAME OF                           COUPON    PRINCIPAL                VALUE(a)
ISSUER AND                         RATE       AMOUNT
TITLE OF
ISSUE(f,g)
NORTH CAROLINA (CONT.)
North Carolina Municipal Power Agency #1 Catawba
   Revenue Bonds
   Series 2003A
      01-01-11                     5.50%  $   5,125,000       $     5,430,860
State of North Carolina
   Unlimited General Obligation Public Improvement
   Bonds
   Series 2003B
      04-01-21                     4.50       3,000,000             3,103,260
                                                              ---------------
Total                                                              18,348,101
-----------------------------------------------------------------------------

NORTH DAKOTA (0.4%)
Ward County
   Revenue Bonds
   Trinity Obligated Group
   Series 2006
      07-01-15                     5.25         625,000               676,963
      07-01-25                     5.13       2,250,000             2,379,847
                                                              ---------------
Total                                                               3,056,810
-----------------------------------------------------------------------------

OHIO (2.1%)
Cincinnati City School District
   Unlimited General Obligation Refunding Bonds
   Classroom Construction & Improvement
   Series 2006 (FGIC)
      12-01-25                     5.25       1,500,000             1,778,790
Cleveland State University
   Revenue Bonds
   Series 2004 (FGIC)
      06-01-24                     5.25       1,500,000             1,642,650
Columbus City School District
   Prerefunded Unlimited General Obligation Bonds
   School Facilities Construction & Improvement
   Series 2004 (FSA)
      12-01-29                     5.25       1,000,000             1,115,870
County of Cuyahoga
   Refunding Revenue Bonds
   Series 2003A
      01-01-32                     6.00       4,000,000             4,467,999

MUNICIPAL BONDS (CONTINUED)

NAME OF                           COUPON    PRINCIPAL                VALUE(a)
ISSUER AND                         RATE       AMOUNT
TITLE OF
ISSUE(f,g)
OHIO (CONT.)
Miami County
   Improvement Refunding Revenue Bonds
   Upper Valley Medical Center
   Series 2006
      05-15-21                     5.25%  $     500,000       $       538,550
      05-15-26                     5.25       1,750,000             1,882,108
Miami University
   Refunding Revenue Bonds
   Series 2005 (AMBAC)
      09-01-23                     4.75       2,435,000             2,588,746
State of Ohio
   Unlimited General Obligation Bonds
   Higher Education
   Series 2004B
      02-01-12                     5.00       3,555,000             3,795,745
                                                              ---------------
Total                                                              17,810,458
-----------------------------------------------------------------------------

OREGON (1.3%)
Oregon State Bond Bank
   Revenue Bonds
   Oregon Economic Community Development
   Department
   Series 2000A (MBIA)
      01-01-19                     5.50       2,520,000             2,617,801
Oregon State Department of Administrative Services
   Revenue Bonds
   Series 2003 (FSA)
      09-01-11                     5.00       5,000,000             5,320,150
Oregon State Housing & Community Services
   Department
   Revenue Bonds
   Single Family Mortgage Program
   Series 2003A
      07-01-24                     4.80       2,860,000             2,900,383
                                                              ---------------
Total                                                              10,838,334
-----------------------------------------------------------------------------

PENNSYLVANIA (1.0%)
Allegheny County Hospital Development Authority
   Refunding Revenue Bonds
   Capital Appreciation
   Magee-Women's Hospital Project
   Zero Coupon
   Series 1992 (FGIC)
      10-01-17                     5.81       5,115,000(b)          3,293,293

See accompanying notes to investments in securities.


------------------------------------------------------------------------------

RIVERSOURCE TAX-EXEMPT BOND FUND - 2006 ANNUAL REPORT 25

MUNICIPAL BONDS (CONTINUED)

NAME OF                           COUPON    PRINCIPAL                VALUE(a)
ISSUER AND                         RATE       AMOUNT
TITLE OF
ISSUE(f,g)
PENNSYLVANIA (CONT.)
Garnet Valley School District
   Prerefunded Unlimited General Obligation Bonds
   Series 2001A (FGIC)
      02-15-25                     5.00%  $   2,600,000       $     2,765,048
Harrisburg Authority
   Prerefunded Revenue Bonds
   Pooled Bond Program
   Series 1997II (MBIA)
      09-15-22                     5.63       2,000,000             2,030,200
                                                              ---------------
Total                                                               8,088,541
-----------------------------------------------------------------------------

PUERTO RICO (4.2%)(c)
Commonwealth of Puerto Rico
   Unlimited General Obligation Public Improvement
   Bonds
   Series 2001A (FGIC)
      07-01-29                     5.50       3,000,000             3,685,140
Commonwealth of Puerto Rico
   Unlimited General Obligation Public Improvement
   Bonds
   Series 2003A
      07-01-21                     5.25       1,000,000             1,073,980
Commonwealth of Puerto Rico
   Unlimited General Obligation Public Improvement
   Bonds
   Series 2004A
      07-01-34                     5.00       2,000,000             2,098,840
Commonwealth of Puerto Rico
   Unlimited General Obligation Public Improvement
   Bonds
   Series 2006A
      07-01-23                     5.25         500,000               549,285
      07-01-24                     5.25       2,625,000             2,879,363
      07-01-26                     5.25       2,000,000(j)          2,192,140
      07-01-30                     5.25       1,000,000             1,094,410
Commonwealth of Puerto Rico
   Unlimited General Obligation Refunding & Public
   Improvement Bonds
   Series 2006B
      07-01-32                     5.25       1,250,000             1,365,938
      07-01-35                     5.00       5,000,000             5,304,350

MUNICIPAL BONDS (CONTINUED)

NAME OF                           COUPON    PRINCIPAL                VALUE(a)
ISSUER AND                         RATE       AMOUNT
TITLE OF
ISSUE(f,g)
PUERTO RICO (CONT.)
Commonwealth of Puerto Rico
   Unlimited General Obligation Refunding Bonds
   Series 2004A
      07-01-30                     5.00%  $   1,000,000       $     1,058,180
Puerto Rico Highway & Transportation Authority
   Revenue Bonds
   Series 1996Y
      07-01-13                     6.25       2,300,000             2,616,342
      07-01-36                     5.50       2,500,000             2,781,000
Puerto Rico Highway & Transportation Authority
   Revenue Bonds
   Series 2003G
      07-01-42                     5.00       1,500,000             1,563,870
Puerto Rico Highway & Transportation Authority
   Revenue Bonds
   Series 2005K
      07-01-19                     5.00       2,000,000             2,136,400
Puerto Rico Infrastructure Financing Authority
   Refunding Special Tax Bonds
   Series 2005C (AMBAC)
      07-01-23                     5.50       1,100,000             1,313,312
Puerto Rico Public Buildings Authority
   Refunding Revenue Bonds
   Government Facilities
   Series 2004J (AMBAC)
      07-01-36                     5.00       2,000,000             2,147,480
Puerto Rico Public Buildings Authority
   Revenue Bonds
   Government Facilities
   Series 2004I
      07-01-33                     5.25       1,500,000             1,609,245
                                                              ---------------
Total                                                              35,469,275
-----------------------------------------------------------------------------

RHODE ISLAND (0.8%)
Rhode Island Health & Educational Building Corporation
   Refunding Revenue Bonds
   Higher Education - Johnson & Wales
   Series 2003 (XLCA)
      04-01-11                     5.00       1,865,000             1,970,857

See accompanying notes to investments in securities.


------------------------------------------------------------------------------

26 RIVERSOURCE TAX-EXEMPT BOND FUND - 2006 ANNUAL REPORT

MUNICIPAL BONDS (CONTINUED)

NAME OF                           COUPON    PRINCIPAL                VALUE(a)
ISSUER AND                         RATE       AMOUNT
TITLE OF
ISSUE(f,g)
RHODE ISLAND (CONT.)
Rhode Island Housing & Mortgage Finance Corporation
   Revenue Bonds
   Homeownership Opportunity
   Series 2006TY-51-A
      10-01-26                     4.65%  $   2,000,000       $     2,047,020
      04-01-33                     4.85       3,000,000             3,069,930
                                                              ---------------
Total                                                               7,087,807
-----------------------------------------------------------------------------

SOUTH CAROLINA (1.8%)
Charleston Educational Excellence Finance Corporation
   Revenue Bonds
   Charleston County School District
   Series 2005
      12-01-30                     5.25       2,500,000             2,710,425
Lexington County
   Revenue Bonds
   Series 2004
      05-01-24                     5.50       2,100,000             2,286,060
Piedmont Municipal Power Agency
   Refunding Revenue Bonds
   Series 1991 (FGIC)
      01-01-21                     6.25       1,000,000             1,255,110
South Carolina Transportation Infrastructure Bank
   Revenue Bonds
   Junior Lien
   Series 2001B (AMBAC)
      10-01-31                     5.25       7,500,000             8,002,725
Tobacco Settlement Revenue Management Authority
   Revenue Bonds
   Series 2001B
      05-15-22                     6.00       1,000,000             1,060,930
                                                              ---------------
Total                                                              15,315,250
-----------------------------------------------------------------------------

TENNESSEE (3.5%)
Clarksville Natural Gas Acquisition Corporation
   Revenue Bonds
   Series 2006
      12-15-20                     5.00       2,500,000             2,757,875
      12-15-21                     5.00       2,000,000             2,209,920

MUNICIPAL BONDS (CONTINUED)

NAME OF                           COUPON    PRINCIPAL                VALUE(a)
ISSUER AND                         RATE       AMOUNT
TITLE OF
ISSUE(f,g)
TENNESSEE (CONT.)
Sullivan County Health Educational & Housing
   Facilities Board
   Revenue Bonds
   Wellmont Health System Project
   Series 2006C
      09-01-36                     5.25%  $   4,000,000       $     4,253,640
Tennessee Energy Acquisition Corporation
   Revenue Bonds
   Series 2006A
      09-01-18                     5.25       6,500,000             7,287,215
      09-01-20                     5.25       2,000,000             2,259,900
      09-01-22                     5.25       2,375,000             2,704,151
      09-01-24                     5.25       2,040,000             2,336,310
      09-01-26                     5.25       4,750,000             5,476,988
                                                              ---------------
Total                                                              29,285,999
-----------------------------------------------------------------------------

TEXAS (7.4%)
Brazosport Independent School District
   Unlimited General Obligation Bonds
   Series 2003C (Permanent School Fund Guarantee)
      02-15-19                     5.00       1,525,000             1,619,886
Cedar Hill Independent School District
   Unlimited General Obligation Refunding Bonds
   Capital Appreciation
   Zero Coupon
   Series 2006 (Permanent School Fund Guarantee)
      02-15-14                     4.06       1,000,000(b,i)          755,780
City of Austin
   Refunding Revenue Bonds
   Capital Appreciation
   Zero Coupon
   Series 1992 (AMBAC)
      11-15-10                     6.51       5,055,000(b)          4,367,621
City of Houston
   Refunding Revenue Bonds
   Combination First Lien
   Series 2004A (FSA)
      05-15-22                     5.25       4,660,000             5,094,452
City of San Antonio
   Revenue Bonds
   Series 1992 Escrowed to Maturity (FGIC)
      05-15-07                     6.40       3,695,000             3,742,037

See accompanying notes to investments in securities.


------------------------------------------------------------------------------

RIVERSOURCE TAX-EXEMPT BOND FUND - 2006 ANNUAL REPORT 27

MUNICIPAL BONDS (CONTINUED)

NAME OF                           COUPON    PRINCIPAL                VALUE(a)
ISSUER AND                         RATE       AMOUNT
TITLE OF
ISSUE(f,g)
TEXAS (CONT.)
City of San Antonio
   Revenue Bonds
   Series 2003 (MBIA)
      02-01-20                     5.00%  $   1,980,000       $     2,102,522
Clint Independent School District
   Prerefunded Unlimited General Obligation Bonds
   Series 2003A (Permanent School Fund Guarantee)
      08-15-29                     5.13       6,425,000             6,845,452
Corsicana
   Refunding Revenue Bonds
   Series 1997A (FGIC)
      08-15-22                     5.75       1,575,000             1,597,271
Duncanville Independent School District
   Prerefunded Unlimited General Obligation Bonds
   Capital Appreciation
   Series 2001 (Permanent School Fund Guarantee)
      02-15-28                     5.65       6,965,000             7,775,656
Duncanville Independent School District
   Unrefunded Unlimited General Obligation Bonds
   Capital Appreciation
   Series 2001 (Permanent School Fund Guarantee)
      02-15-28                     5.65          35,000                38,868
Midland Independent School District
   Unlimited General Obligation Refunding Bonds
   Series 2003 (Permanent School Fund Guarantee)
      02-15-19                     5.25       2,220,000             2,401,152
Raven Hills Higher Education Corporation
   Prerefunded Revenue Bonds
   Bobcat Village LLC-Southwest
   Series 2001A (AMBAC)
      06-01-17                     5.38       1,460,000             1,571,544
      06-01-18                     5.38       1,535,000             1,652,274
Richardson Hospital Authority
   Improvement Refunding Revenue Bonds
   Richardson Regional
   Series 2004
      12-01-34                     6.00       2,200,000             2,419,516
Richardson Independent School District
   Unlimited General Obligation Bonds
   Series 2003 (Permanent School Fund Guarantee)
      02-15-11                     4.00      13,285,000            13,505,132

MUNICIPAL BONDS (CONTINUED)

NAME OF                           COUPON    PRINCIPAL                VALUE(a)
ISSUER AND                         RATE       AMOUNT
TITLE OF
ISSUE(f,g)
TEXAS (CONT.)
Tarrant County Health Facilities Development
   Corporation
   Revenue Bonds
   Texas Health Resources System
   Series 1997A (MBIA)
      02-15-22                     5.25%  $   3,500,000       $     3,617,915
Wilson County Memorial Hospital District
   Limited General Obligation Bonds
   Series 2003 (MBIA)
      02-15-28                     5.13       3,000,000             3,210,960
                                                              ---------------
Total                                                              62,318,038
-----------------------------------------------------------------------------

VIRGINIA (1.2%)
City of Hampton
   Revenue Bonds
   Series 2002 (AMBAC)
      01-15-28                     5.13       3,000,000             3,206,400
Tobacco Settlement Financing Corporation
   Asset-backed Revenue Bonds
   Series 2005
      06-01-26                     5.50       1,300,000             1,381,705
      06-01-37                     5.63       2,000,000             2,124,320
Virginia Public School Authority
   Revenue Bonds
   School Financing
   Series 2001A
      08-01-16                     5.00       3,300,000             3,534,465
                                                              ---------------
Total                                                              10,246,890
-----------------------------------------------------------------------------

WASHINGTON (3.3%)
City of Seattle
   Improvement Refunding Revenue Bonds
   Series 2001 (FSA)
      03-01-26                     5.13       3,415,000             3,571,339
NJB Properties
   Revenue Bonds
   King County Washington Project
   Series 2006A
      12-01-27                     5.00       4,000,000(i)          4,309,640
State of Washington
   Limited General Obligation Bonds
   Motor Vehicle Fuel Tax
   Series 2003B (FGIC)
      07-01-12                     5.00       3,500,000             3,754,450

See accompanying notes to investments in securities.


------------------------------------------------------------------------------

28 RIVERSOURCE TAX-EXEMPT BOND FUND - 2006 ANNUAL REPORT

MUNICIPAL BONDS (CONTINUED)

NAME OF                           COUPON    PRINCIPAL                VALUE(a)
ISSUER AND                         RATE       AMOUNT
TITLE OF
ISSUE(f,g)
WASHINGTON (CONT.)
State of Washington
   Unlimited General Obligation Bonds
   Series 2005D (FSA)
      01-01-15                     5.00%  $   2,070,000       $     2,265,325
State of Washington
   Unlimited General Obligation Bonds
   Various Purpose
   Series 1999B
      01-01-13                     5.00       2,675,000             2,758,246
Tobacco Settlement Authority of Washington
   Asset-backed Revenue Bonds
   Series 2002
      06-01-26                     6.50         265,000               292,952
Washington Public Power Supply System
   Refunding Revenue Bonds
   Capital Appreciation
   Zero Coupon
   Series 1989B (MBIA)
      07-01-13                     6.61      10,360,000(b)          8,058,111
Yakima County
   Limited General Obligation Bonds
   Series 2002 (AMBAC)
      12-01-21                     5.00       2,425,000             2,572,877
                                                              ---------------
Total                                                              27,582,940
-----------------------------------------------------------------------------

WISCONSIN (0.6%)
Badger Tobacco Asset Securitization Corporation
   Asset-backed Revenue Bonds
   Series 2002
      06-01-27                     6.13       1,185,000             1,269,111
      06-01-32                     6.38       1,000,000             1,092,600
Wisconsin Health & Educational Facilities Authority
   Revenue Bonds
   Wheaton Franciscan Services
   Series 2003A
      08-15-33                     5.13       2,400,000             2,498,376
                                                              ---------------
Total                                                               4,860,087
-----------------------------------------------------------------------------

TOTAL MUNICIPAL BONDS
(Cost: $741,958,117)                                          $   781,718,832
-----------------------------------------------------------------------------

MUNICIPAL BONDS HELD IN TRUST (7.6%)(h)

NAME OF                           COUPON    PRINCIPAL                VALUE(a)
ISSUER AND                         RATE       AMOUNT
TITLE OF
ISSUE(f)
MASSACHUSETTS (1.4%)
Commonwealth of Massachusetts
   Unlimited General Obligation Bonds
   Series 2002 (FGIC)
      11-01-15                     5.50%  $  10,000,000       $    11,403,600
-----------------------------------------------------------------------------

NEW JERSEY (3.9%)
New Jersey Sports & Exposition Authority
   Series 2000A
      03-01-16                     5.75       6,770,000             7,208,696
New Jersey Sports & Exposition Authority
   Series 2000B
      03-01-17                     5.75       7,070,000             7,523,682
New Jersey Sports & Exposition Authority
   Series 2000C
      03-01-18                     5.75       6,980,000             7,423,509
New Jersey Transportation Trust Fund Authority
   Prerefunded Revenue Bonds
   Series 2000 (FSA)
      06-15-14                     6.00      10,000,000            10,819,300
                                                              ---------------
Total                                                              32,975,187
-----------------------------------------------------------------------------

PUERTO RICO (2.3%)(c)
Puerto Rico Electric Power Authority
   Revenue Bonds
   Series 2002 (MBIA)
      07-01-17                     5.50       7,500,000             8,693,475
Puerto Rico Municipal Finance Agency
   Unlimited General Obligation Bonds
   Series 2000R (FSA)
      08-01-13                     5.75      10,000,000            10,672,299
                                                              ---------------
Total                                                              19,365,774
-----------------------------------------------------------------------------

TOTAL MUNICIPAL BONDS HELD IN TRUST
(Cost: $59,404,527)                                           $    63,744,561
-----------------------------------------------------------------------------

See accompanying notes to investments in securities.


------------------------------------------------------------------------------

RIVERSOURCE TAX-EXEMPT BOND FUND - 2006 ANNUAL REPORT 29

MUNICIPAL NOTES (1.3%)

ISSUE(e,f,g)                      EFFECTIVE      AMOUNT              VALUE(a)
                                    YIELD      PAYABLE AT
                                                MATURITY
ALASKA (--%)
City of Valdez
   Refunding Revenue Bonds
   Exxon Pipeline Project
   V.R.D.N. Series 1993A
      12-01-33                       3.57%    $   200,000     $       200,000
-----------------------------------------------------------------------------

CALIFORNIA (--%)
California State Department of Water Resources
   Revenue Bonds
   V.R.D.N. Series 2002B-3 (Bank of New York)
      05-01-22                       3.52         100,000             100,000
-----------------------------------------------------------------------------

MASSACHUSETTS (0.1%)
Massachusetts Health & Educational Facilities Authority
   Revenue Bonds
   Harvard University
   V.R.D.N. Series 1999R
      11-01-49                       3.55         700,000             700,000
-----------------------------------------------------------------------------

MICHIGAN (0.7%)
Detroit
   Revenue Bonds
   Senior Lien
   V.R.D.N. Series 2003B (Dexia Credit Local) FSA
      07-01-33                       3.60       3,600,000           3,600,000
University of Michigan
   Refunding Revenue Bonds
   University of Michigan Hospitals
   V.R.D.N. Series 1992A
      12-01-19                       3.57       1,300,000           1,300,000
                                                              ---------------
Total                                                               4,900,000
-----------------------------------------------------------------------------

MINNESOTA (0.1%)
Center City
   Revenue Bonds
   Hazelden Foundation Project
   V.R.D.N. Series 2005 (Bank of New York)
      11-01-35                       3.65         200,000             200,000
Minnesota Higher Education Facilities Authority
   Revenue Bonds
   St. Olaf College
   V.R.D.N. 5th Series 2000H (Harris Trust & Savings Bank)
      10-01-30                       3.65         300,000             300,000

MUNICIPAL NOTES (CONTINUED)

ISSUE(e,f,g)                      EFFECTIVE      AMOUNT              VALUE(a)
                                    YIELD      PAYABLE AT
                                                MATURITY
MINNESOTA (CONT.)
Minnesota Higher Education Facilities Authority
   Revenue Bonds
   St. Olaf College
   V.R.D.N. 5th Series 2002M2 (Harris Trust & Savings Bank)
      10-01-20                       3.65%    $   300,000     $       300,000
                                                              ---------------
Total                                                                 800,000
-----------------------------------------------------------------------------

NEW HAMPSHIRE (0.1%)
New Hampshire Health & Educational Facilities Authority
   Revenue Bonds
   VHA New England
   V.R.D.N. Series 1985E AMBAC
      12-01-25                       3.50       1,115,000           1,115,000
-----------------------------------------------------------------------------

NEW MEXICO (0.3%)
New Mexico Hospital Equipment Loan Council
   Revenue Bonds
   Presbyterian Healthcare
   V.R.D.N. Series 2005B (Citibank) FSA
      08-01-30                       3.50       2,100,000           2,100,000
-----------------------------------------------------------------------------

PENNSYLVANIA (--%)
Pennsylvania State Higher Educational Facilities
   Authority
   Refunding Revenue Bonds
   Carnegie Mellon University
   V.R.D.N. Series 1995C (Morgan Guaranty Trust)
      11-01-29                       3.63         400,000             400,000
-----------------------------------------------------------------------------

See accompanying notes to investments in securities.


------------------------------------------------------------------------------

30 RIVERSOURCE TAX-EXEMPT BOND FUND - 2006 ANNUAL REPORT

MUNICIPAL NOTES (CONTINUED)

ISSUE(e,f,g)                      EFFECTIVE      AMOUNT              VALUE(a)
                                    YIELD      PAYABLE AT
                                                MATURITY
TENNESSEE (--%)
Clarksville Public Building Authority
   Revenue Bonds
   Pooled Financing
   Tennessee Municipal Bond Fund
   V.R.D.N. Series 2004 (Bank of America)
      07-01-34                       3.65%    $   300,000     $       300,000
-----------------------------------------------------------------------------

MUNICIPAL NOTES (CONTINUED)

ISSUE(e,f,g)                      EFFECTIVE      AMOUNT              VALUE(a)
                                    YIELD      PAYABLE AT
                                                MATURITY
TEXAS (--%)
Harris County Health Facilities Development Corporation
   Revenue Bonds
   YMCA of Greater Houston
   V.R.D.N. Series 1999 (Bank One Texas)
      07-01-34                       3.65%    $   300,000     $       300,000
-----------------------------------------------------------------------------

TOTAL MUNICIPAL NOTES
(Cost: $10,915,000)                                           $    10,915,000
-----------------------------------------------------------------------------

TOTAL INVESTMENTS IN SECURITIES
(Cost: $812,277,644)(k)                                       $   856,378,393
=============================================================================

NOTES TO INVESTMENTS IN SECURITIES

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b) For zero coupon bonds, the interest rate disclosed represents the annualized effective yield on the date of acquisition.

(c) Municipal obligations include debt obligations issued by or on behalf of states, territories, possessions, or sovereign nations within the territorial boundaries of the United States. The securities represented
      5.5% of net assets at Nov. 30, 2006.

(d) Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the Fund's Board of Directors. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At Nov. 30, 2006, the value of these securities amounted to $1,057,760 or 0.1% of net assets.

(e) The Fund is entitled to receive principal and interest from the party, if indicated in parentheses, after a day or a week's notice or upon maturity. The maturity date disclosed represents the final maturity.
      Interest rate varies to reflect current market conditions; rate shown is the effective rate on Nov. 30, 2006.

(f) The following abbreviations may be used in the portfolio security descriptions to identify the insurer of the issue:

      ACA - ACA Financial Guaranty Corporation
      AMBAC - Ambac Assurance Corporation
      BIG - Bond Investors Guarantee
      CGIC - Capital Guaranty Insurance Company
      CIFG - IXIS Financial Guaranty
      FGIC - Financial Guaranty Insurance Company
      FHA - Federal Housing Authority
      FNMA - Federal National Mortgage Association
      FHLMC - Federal Home Loan Mortgage Corporation
      FSA - Financial Security Assurance
      GNMA - Government National Mortgage Association
      MBIA - MBIA Insurance Corporation
      XLCA - XL Capital Assurance


------------------------------------------------------------------------------

RIVERSOURCE TAX-EXEMPT BOND FUND - 2006 ANNUAL REPORT 31

(g)   The following abbreviations may be used in the portfolio descriptions:

      A.M.T. - Alternative Minimum Tax
      B.A.N. - Bond Anticipation Note
      C.P. - Commercial Paper
      R.A.N. - Revenue Anticipation Note
      T.A.N. - Tax Anticipation Note
      T.R.A.N. - Tax & Revenue Anticipation Note
      V.R. - Variable Rate
      V.R.D.B. - Variable Rate Demand Bond
      V.R.D.N. - Variable Rate Demand Note

(h)   Municipal Bonds Held in Trust -- See Note 1 to the financial statements.

(i) At Nov. 30, 2006, the cost of securities purchased, including interest purchased, on a when-issued and/or other forward-commitment basis was $8,468,666.

(j) Partially pledged as initial deposit on the following open interest rate futures contracts (see Note 5 to the financial statements):

      TYPE OF SECURITY                                        NOTIONAL AMOUNT
      -----------------------------------------------------------------------
      SALE CONTRACTS
      U.S. Long Bond, March 2007, 20-year                     $    10,000,000
      U.S. Treasury Note, Dec. 2006, 10-year                       25,100,000

(k) At Nov. 30, 2006, the cost of securities for federal income tax purposes was $782,337,231 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

      Unrealized appreciation                                 $    45,355,854
      Unrealized depreciation                                        (474,692)
      -----------------------------------------------------------------------
      Net unrealized appreciation                             $    44,881,162
      -----------------------------------------------------------------------

HOW TO FIND INFORMATION ABOUT THE FUND'S PORTFOLIO HOLDINGS

(I) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(II) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(III) The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(IV) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at riversource.com/funds.


------------------------------------------------------------------------------

32 RIVERSOURCE TAX-EXEMPT BOND FUND - 2006 ANNUAL REPORT

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

NOV. 30, 2006

ASSETS
Investments in securities, at value (Note 1)
   (identified cost $812,277,644)                                                          $    856,378,393
Cash in bank on demand deposit                                                                       92,087
Capital shares receivable                                                                             7,906
Accrued interest receivable                                                                      11,693,463
Receivable for investment securities sold                                                         9,657,191
-----------------------------------------------------------------------------------------------------------
Total assets                                                                                    877,829,040
-----------------------------------------------------------------------------------------------------------
LIABILITIES
Dividends payable to shareholders                                                                   250,568
Capital shares payable                                                                               21,361
Payable for investment securities purchased                                                      10,647,174
Short-term floating rate notes outstanding (Note 1)                                              29,160,000
Accrued investment management services fee                                                            9,401
Accrued distribution fee                                                                            178,565
Accrued transfer agency fee                                                                           1,246
Accrued administrative services fee                                                                   1,559
Other accrued expenses                                                                               87,522
-----------------------------------------------------------------------------------------------------------
Total liabilities                                                                                40,357,396
-----------------------------------------------------------------------------------------------------------
Net assets applicable to outstanding capital stock                                         $    837,471,644
===========================================================================================================

REPRESENTED BY
Capital stock -- $.01 par value (Note 1)                                                   $      2,148,775
Additional paid-in capital                                                                      793,374,895
Undistributed net investment income                                                                 782,334
Accumulated net realized gain (loss) (Note 8)                                                    (2,401,807)
Unrealized appreciation (depreciation) on investments (Note 5)                                   43,567,447
-----------------------------------------------------------------------------------------------------------
Total -- representing net assets applicable to outstanding capital stock                   $    837,471,644
===========================================================================================================
Net assets applicable to outstanding shares:                Class A                        $    788,062,658
                                                            Class B                        $     42,861,116
                                                            Class C                        $      6,544,550
                                                            Class Y                        $          3,320
Net asset value per share of outstanding capital stock:     Class A shares   202,199,047   $           3.90
                                                            Class B shares    10,998,990   $           3.90
                                                            Class C shares     1,678,589   $           3.90
                                                            Class Y shares           852   $           3.90
-----------------------------------------------------------------------------------------------------------

See accompanying notes to financial statements.


------------------------------------------------------------------------------

RIVERSOURCE TAX-EXEMPT BOND FUND - 2006 ANNUAL REPORT 33

STATEMENT OF OPERATIONS

YEAR ENDED NOV. 30, 2006

INVESTMENT INCOME
Income:
Interest (Note 1)                                                               $      36,853,777
-------------------------------------------------------------------------------------------------
Expenses (Note 2):
Investment management services fee                                                      3,345,629
Distribution fee
   Class A                                                                              1,878,827
   Class B                                                                                432,834
   Class C                                                                                 62,203
Transfer agency fee                                                                       400,874
Incremental transfer agency fee
   Class A                                                                                 34,605
   Class B                                                                                  5,293
   Class C                                                                                  1,060
Service fee -- Class Y                                                                          3
Administrative services fees and expenses                                                 544,894
Interest and fee expense (Note 1)                                                         986,633
Compensation of board members                                                              17,722
Custodian fees                                                                             55,184
Printing and postage                                                                       94,250
Registration fees                                                                          35,585
Audit fees                                                                                 35,000
Other                                                                                      40,526
-------------------------------------------------------------------------------------------------
Total expenses                                                                          7,971,122
   Expenses waived/reimbursed by the Investment Manager and its
     affiliates (Note 2)                                                                 (280,063)
-------------------------------------------------------------------------------------------------
                                                                                        7,691,059
   Earnings and bank fee credits on cash balances (Note 2)                                (79,582)
-------------------------------------------------------------------------------------------------
Total net expenses                                                                      7,611,477
-------------------------------------------------------------------------------------------------
Investment income (loss) -- net                                                        29,242,300
-------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) -- NET
Net realized gain (loss) on:
   Security transactions (Note 3)                                                      (1,581,526)
   Futures contracts                                                                     (155,830)
   Payment from affiliate (Note 2)                                                        100,507
-------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                                                (1,636,849)
Net change in unrealized appreciation (depreciation) on investments                    16,329,844
-------------------------------------------------------------------------------------------------
Net gain (loss) on investments                                                         14,692,995
-------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations                 $      43,935,295
=================================================================================================

See accompanying notes to financial statements.


------------------------------------------------------------------------------

34 RIVERSOURCE TAX-EXEMPT BOND FUND - 2006 ANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS


YEAR ENDED NOV. 30,                                                        2006           2005
OPERATIONS AND DISTRIBUTIONS
Investment income (loss) -- net                                       $  29,242,300   $  23,878,775
Net realized gain (loss) on investments                                  (1,636,849)      3,615,351
Net change in unrealized appreciation (depreciation) on investments      16,329,844      (5,733,448)
---------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations          43,935,295      21,760,678
---------------------------------------------------------------------------------------------------
Distributions to shareholders from:
   Net investment income
      Class A                                                           (27,795,065)    (22,744,127)
      Class B                                                            (1,267,158)       (924,695)
      Class C                                                              (182,449)       (120,710)
      Class Y                                                                  (110)            (69)
   Net realized gain
      Class A                                                            (2,509,025)     (5,279,704)
      Class B                                                              (120,344)       (280,376)
      Class C                                                               (15,221)        (36,263)
      Class Y                                                                    (8)            (15)
---------------------------------------------------------------------------------------------------
Total distributions                                                     (31,889,380)    (29,385,959)
---------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (NOTE 4)
Proceeds from sales
   Class A shares (Note 2)                                               43,311,654      27,795,877
   Class B shares                                                         2,102,217       2,217,382
   Class C shares                                                           658,966         908,496
Fund merger (Note 7)
   Class A shares                                                       288,100,670             N/A
   Class B shares                                                        32,859,444             N/A
   Class C shares                                                         4,858,132             N/A
   Class Y shares                                                             1,401             N/A
Reinvestment of distributions at net asset value
   Class A shares                                                        21,763,604      20,573,533
   Class B shares                                                         1,113,637       1,026,616
   Class C shares                                                           183,250         149,443
Payments for redemptions
   Class A shares                                                      (177,593,959)   (114,403,213)
   Class B shares (Note 2)                                              (22,628,170)    (10,069,989)
   Class C shares (Note 2)                                               (3,066,577)     (1,849,145)
---------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share transactions       191,664,269     (73,651,000)
---------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                                 203,710,184     (81,276,281)
Net assets at beginning of year                                         633,761,460     715,037,741
---------------------------------------------------------------------------------------------------
Net assets at end of year                                             $ 837,471,644   $ 633,761,460
===================================================================================================
Undistributed net investment income                                   $     782,334   $     684,308
---------------------------------------------------------------------------------------------------

See accompanying notes to financial statements.


------------------------------------------------------------------------------

RIVERSOURCE TAX-EXEMPT BOND FUND - 2006 ANNUAL REPORT 35

NOTES TO FINANCIAL STATEMENTS

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of RiverSource Tax-Exempt Series, Inc. (formerly AXP Tax-Exempt Series, Inc.) and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. RiverSource Tax-Exempt Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the Board. The Fund invests primarily in investment-grade bonds and other debt obligations whose interest is exempt from federal income tax.

The Fund offers Class A, Class B, Class C and Class Y shares.

o     Class A shares are sold with a front-end sales charge.

o     Class B shares may be subject to a contingent deferred sales charge
      (CDSC) and automatically convert to Class A shares during the ninth year of ownership.

o     Class C shares may be subject to a CDSC.

o     Class Y shares have no sales charge and are not currently offered.

The following changes have been implemented for Class Y: terminating the shareholder servicing agreement, revising the fee structure under the transfer agent agreement from account-based to asset-based, and adopting a plan administration services agreement.

At Nov. 30, 2006, Ameriprise Financial, Inc. (Ameriprise Financial) owned 100% of Class Y shares.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, transfer agency fees and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

USE OF ESTIMATES

Preparing financial statements that conform to U.S. generally accepted accounting principles requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.


------------------------------------------------------------------------------

36 RIVERSOURCE TAX-EXEMPT BOND FUND - 2006 ANNUAL REPORT

VALUATION OF SECURITIES

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Securities for which market quotations are not readily available are valued at fair value according to methods selected in good faith by the Board. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

SECURITIES PURCHASED ON A FORWARD-COMMITMENT BASIS

Delivery and payment for securities that have been purchased by the Fund on a forward-commitment basis, including when-issued securities and other forward-commitments, can take place one month or more after the transaction date. During this period, such securities are subject to market fluctuations, and they may affect the Fund's net assets the same as owned securities. The Fund designates cash or liquid securities at least equal to the amount of its forward-commitments. At Nov. 30, 2006, the Fund has entered into outstanding when-issued securities of $8,468,666.

OPTION TRANSACTIONS

To produce incremental earnings, protect gains and facilitate buying and selling of securities for investments, the Fund may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist. The Fund may write over-the-counter options where completing the obligation depends upon the credit standing of the other party.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When options on debt securities or futures are exercised, the Fund will realize a gain or loss. When other options are exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.


------------------------------------------------------------------------------

RIVERSOURCE TAX-EXEMPT BOND FUND - 2006 ANNUAL REPORT 37

FUTURES TRANSACTIONS

To gain exposure to or protect itself from market changes, the Fund may buy and sell financial futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

SWAP TRANSACTIONS

To produce incremental earnings, to gain exposure to or protect itself from market changes, the Fund may enter into swap agreements. Swaps are an agreement between two parties to exchange periodic cash flows based on a specified amount of principal. The net cash flow is generally the difference between a floating market interest rate versus a fixed interest rate. The Fund may employ swaps to synthetically add or subtract principal exposure to the municipal market.

Risks of entering into a swap include a lack of correlation between swaps and the portfolio of municipal bonds the swaps are designed to hedge or replicate. A lack of correlation may cause the swap to experience adverse changes in value relative to expectations. In addition, swaps are subject to the risk of default of a counterparty, and the risk of adverse movements in market interest rates relative to the swap positions entered.

Swaps are valued daily and unrealized appreciation and depreciation is recorded. The Fund will realize a gain or a loss when the swap is terminated. The Fund did not enter into any swap agreements for the year ended Nov. 30, 2006.

INVERSE FLOATER PROGRAM TRANSACTIONS

The Fund enters into transactions in which it transfers to trusts fixed rate municipal bonds in exchange for cash and residual interests in the trusts' assets and cash flows, which are in the form of inverse floating rate securities. The trusts fund the purchases of the municipal bonds by issuing short-term floating rate notes to third parties. The residual interests held by the Fund (inverse floating rate securities) include the right of the Fund
(1) to cause the holders of the short-term floating rate notes to tender their notes at par, and (2) to transfer the municipal bonds from the trusts to the Fund, thereby collapsing the trusts. The municipal bonds transferred to the trusts remain in the Fund's investments in securities and the related short-term floating rate


------------------------------------------------------------------------------

38 RIVERSOURCE TAX-EXEMPT BOND FUND - 2006 ANNUAL REPORT notes are reflected as Fund liabilities under the caption "short-term floating rate notes outstanding" in the "Statement of assets and liabilities." The notes issued by the trusts have interest rates that are multi-modal, which means that they can be reset to a new or different mode at the reset date (e.g., mode can be daily, weekly, monthly, or a fixed specific date) at the discretion of the holder of the inverse floating rate security. The floating rate note holders have the option to tender their notes to the trusts for redemption at par at each reset date. At Nov. 30, 2006, Fund investments with a value of $63,744,561 are held by the trusts and serve as collateral for the $29,160,000 in short-term floating rate notes outstanding at that date. Contractual maturities and interest rates of the municipal bonds held in trust at Nov. 30, 2006, are presented in the "Investments in Securities." The inclusion of interest and fee expense related to the short-term floating rate notes of $986,633 corresponds to an equal increase in interest income from the fixed rate municipal bonds held in trust.

GUARANTEES AND INDEMNIFICATIONS

Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

FEDERAL TAXES

The Fund's policy is to comply with Subchapter M of the Internal Revenue Code that applies to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

On the statement of assets and liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been increased by $102,428 and accumulated net realized loss has been increased by $93,523 resulting in a net reclassification adjustment to decrease paid-in capital by $8,905.


------------------------------------------------------------------------------

RIVERSOURCE TAX-EXEMPT BOND FUND - 2006 ANNUAL REPORT 39

The tax character of distributions paid for the years indicated is as follows:

YEAR ENDED NOV. 30,                                        2006            2005
----------------------------------------------------------------------------------
CLASS A
Distributions paid from:
   Ordinary income -- tax-exempt distributions* .....   $27,911,979    $23,394,813
   Long-term capital gain ...........................     2,392,111      4,629,018

CLASS B
Distributions paid from:
   Ordinary income -- tax-exempt distributions* .....     1,272,766        959,249
   Long-term capital gain ...........................       114,736        245,822

CLASS C
Distributions paid from:
   Ordinary income -- tax-exempt distributions* .....       183,158        125,179
   Long-term capital gain ...........................        14,512         31,794

CLASS Y
Distributions paid from:
   Ordinary income -- tax-exempt distributions* .....           110             71
   Long-term capital gain ...........................             8             13

* Tax-exempt distributions were 99.30% and 97.22% for the years 2006 and 2005, respectively.

At Nov. 30, 2006, the components of distributable earnings on a tax basis are as follows:

Undistributed income ...........................................   $   252,489
Accumulated long-term gain (loss) ..............................   $(2,385,866)
Unrealized appreciation (depreciation) .........................   $44,331,919

RECENT ACCOUNTING PRONOUNCEMENTS

On Sept. 20, 2006, the Financial Accounting Standards Board ("FASB") released Statement of Financial Accounting Standards No. 157 "Fair Value Measurements" ("SFAS 157"). SFAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of SFAS 157 is required for fiscal years beginning after Nov. 15, 2007 and interim periods within those fiscal years. The impact of SFAS 157 on the Fund's financial statements is being evaluated.

In June 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation 48 (FIN 48), "Accounting for Uncertainty in Income Taxes." FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement 109, "Accounting for Income Taxes." FIN 48 prescribes a two-step process to recognize and measure a tax position taken or expected to be taken in a tax return. The first step is to determine whether a tax position has met the more-likely-than-not recognition threshold and the second step is to measure a tax position that meets the threshold to determine the amount of benefit to recognize. FIN 48 also provides guidance on derecognition, classification, interest


------------------------------------------------------------------------------

40 RIVERSOURCE TAX-EXEMPT BOND FUND - 2006 ANNUAL REPORT and penalties, accounting in interim periods, disclosure and transition. FIN 48 is effective for fiscal years beginning after Dec. 15, 2006. Tax positions of the Fund are being evaluated to determine the impact, if any, to the Fund. The adoption of FIN 48 is not anticipated to have a material impact on the Fund.

DIVIDENDS TO SHAREHOLDERS

Dividends from net investment income, declared daily and payable monthly, when available, are reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the last income dividend of the calendar year.

OTHER

Security transactions are accounted for on the date securities are purchased or sold. Interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

2. EXPENSES AND SALES CHARGES

Under an Investment Management Services Agreement, RiverSource Investments, LLC (the Investment Manager) determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets that declines from 0.41% to 0.25% annually as the Fund's assets increase. Prior to March 1, 2006, the fee percentage of the Fund's average daily net assets declined from 0.45% to 0.35% annually as the Fund's assets increased.

Under an Administrative Services Agreement, the Fund pays Ameriprise Financial a fee for administration and accounting services at a percentage of the Fund's average daily net assets that declines from 0.07% to 0.04% annually as the Fund's assets increase.

Other expenses include, among other things, certain expenses of the Fund or the Board (including its independent members) equal to $26,698 that are paid by the Fund through Board Services Corporation, an entity that provides services to the Board and the Fund pursuant to a separate agreement. These expenses include: Fund boardroom expense, Board Services Corporation office expense, Board Services Corporation employee compensation, including employee health and retirement benefits, Board Services Corporation audit and legal fees, Fund legal fees, certain taxes, corporate filing fees and certain other expenses.

Compensation of board members includes compensation as well as retirement benefits. Certain other aspects of the Board Chair's compensation, including health benefits and payment of certain other expenses, are included under other expenses.

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other RiverSource funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.


------------------------------------------------------------------------------

RIVERSOURCE TAX-EXEMPT BOND FUND - 2006 ANNUAL REPORT 41

Under a Transfer Agency Agreement, RiverSource Service Corporation (the Transfer Agent) maintains shareholder accounts and records. The Fund pays the Transfer Agent an annual fee per shareholder account for this service as follows:

o     Class A $20.50

o     Class B $21.50

o     Class C $21.00

o     Class Y $18.50

The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y.

Effective Dec. 11, 2006, the fee structure under the Transfer Agency Agreement was revised from an account-based fee to an asset-based fee for Class Y. The Fund will pay the Transfer Agent an annual asset-based fee at a rate of 0.05% of the Fund's average daily net assets for this service attributable to Class Y shares.

The Transfer Agent charges an annual closed account fee of $5 per inactive account, charged on a pro rata basis for 12 months from the date the account becomes inactive. These fees are included in the transfer agency fees on the statement of operations.

The Fund has agreements with Ameriprise Financial Services, Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Beginning Dec. 11, 2006, a new Plan Administration Services Agreement was adopted for Class Y. The fee is calculated at a rate of 0.15% of the Fund's average daily net assets attributable to Class Y shares.

Under the current Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by the Distributor and other servicing agents with respect to those shares. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares. Effective Dec. 11, 2006, this agreement was terminated.

Sales charges received by the Distributor for distributing Fund shares were $258,210 for Class A, $87,555 for Class B and $1,167 for Class C for the year ended Nov. 30, 2006.

For the year ended Nov. 30, 2006, the Investment Manager and its affiliates waived certain fees and expenses to 0.79% for Class A, 1.55% for Class B and 1.55% for Class C. Of these waived fees and expenses, the transfer agency fees waived for Class A, Class B and Class C were $264,884, $13,036 and $2,143, respectively. In addition, the Investment Manager and its affiliates have agreed to waive certain fees and expenses until Nov. 30, 2007, unless sooner terminated at the discretion of the Board, such that net expenses (excluding interest and fee expenses related to the


------------------------------------------------------------------------------

42 RIVERSOURCE TAX-EXEMPT BOND FUND - 2006 ANNUAL REPORT

Fund's participation in certain inverse floater programs) will not exceed 0.79% for Class A, 1.55% for Class B, 1.55% for Class C and 0.64% for Class Y of the Fund's average daily net assets.

During the year ended Nov. 30, 2006, the Fund's custodian and transfer agency fees were reduced by $79,582 as a result of earnings and bank fee credits from overnight cash balances.

In addition, the Fund received a one time payment of $100,507 by Ameriprise Financial for additional earnings from overnight cash balances determined to be owed for prior years. This amount was insignificant to the Fund's net assets value and total return.

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $529,534,876 (including $293,381,799 from RiverSource Insured Tax-Exempt Fund that was acquired in the fund merger as described in
Note 7) and $350,057,009, respectively, for the year ended Nov. 30, 2006. Realized gains and losses are determined on an identified cost basis.

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the years indicated are as follows:

                                                YEAR ENDED NOV. 30, 2006
                                       CLASS A       CLASS B     CLASS C   CLASS Y
----------------------------------------------------------------------------------
Sold                                  11,311,568      548,998     172,428     --
Fund merger                           75,176,582    8,575,264   1,267,341    365
Issued for reinvested distributions    5,678,105      290,725      47,812     --
Redeemed                             (46,378,558)  (5,929,767)   (801,270)    --
----------------------------------------------------------------------------------
Net increase (decrease)               45,787,697    3,485,220     686,311    365
----------------------------------------------------------------------------------

                                                YEAR ENDED NOV. 30, 2005
                                       CLASS A       CLASS B      CLASS C  CLASS Y
----------------------------------------------------------------------------------
Sold                                   7,138,896      569,330     233,300     --
Issued for reinvested distributions    5,289,691      263,901      38,413     --
Redeemed                             (29,433,085)  (2,587,251)   (476,458)    --
----------------------------------------------------------------------------------
Net increase (decrease)              (17,004,498)  (1,754,020)   (204,745)    --
----------------------------------------------------------------------------------

5. INTEREST RATE FUTURES CONTRACTS

At Nov. 30, 2006, investments in securities included securities valued at $298,096 that were pledged as collateral to cover initial margin deposits on 351 open sale contracts. The notional market value of the open sale contracts at Nov. 30, 2006 was $38,823,954 with a net unrealized loss of $533,302. See "Summary of significant accounting policies" and "Notes to investments in securities."


------------------------------------------------------------------------------

RIVERSOURCE TAX-EXEMPT BOND FUND - 2006 ANNUAL REPORT 43

6. BANK BORROWINGS

The Fund has a revolving credit agreement with a syndicate of banks headed by JPMorgan Chase Bank, N.A. (JPMCB), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The agreement went into effect Sept. 19, 2006. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other RiverSource funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the higher of the Federal Funds Effective Rate plus 0.40% or the JPMCB Prime Commercial Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.06% per annum. Prior to this agreement, the Fund paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.07% per annum. The Fund had no borrowings under the facility outstanding during the year ended Nov. 30, 2006.

7. FUND MERGER

At the close of business on March 10, 2006, RiverSource Tax-Exempt Bond Fund acquired the assets and assumed the identified liabilities of RiverSource Insured Tax-Exempt Fund. The reorganization was completed after shareholders approved the plan on Feb. 15, 2006.

The aggregate net assets of RiverSource Tax-Exempt Bond Fund immediately before the acquisition were $605,261,453 and the combined net assets immediately after the acquisition were $931,081,100.

The merger was accomplished by a tax-free exchange of 61,157,704 shares of the RiverSource Insured Tax-Exempt Fund valued at $325,819,647.

In exchange for the RiverSource Insured Tax-Exempt Fund shares and net assets, RiverSource Tax-Exempt Bond Fund issued the following number of shares:

                                                                      SHARES
------------------------------------------------------------------------------
Class A                                                             75,176,582
Class B                                                              8,575,264
Class C                                                              1,267,341
Class Y                                                                    365
------------------------------------------------------------------------------


------------------------------------------------------------------------------

44 RIVERSOURCE TAX-EXEMPT BOND FUND - 2006 ANNUAL REPORT

RiverSource Insured Tax-Exempt Fund's net assets after adjustments for any permanent book-to-tax differences at the merger date were as follows, which include the following amounts of capital stock, unrealized appreciation, accumulated net realized loss and undistributed net investment loss.

                                                               ACCUMULATED    UNDISTRIBUTED
                     TOTAL         CAPITAL      UNREALIZED    NET REALIZED   NET INVESTMENT
                    ASSETS          STOCK      APPRECIATION       LOSS            LOSS
-------------------------------------------------------------------------------------------
RiverSource
   Insured
   Tax-Exempt
   Fund          $325,819,647   $320,972,784    $4,867,047      $(18,264)       $(1,920)
-------------------------------------------------------------------------------------------

8. CAPITAL LOSS CARRY-OVER

For federal income tax purposes, the Fund has a capital loss carry-over of $2,385,866 at Nov. 30, 2006, that if not offset by capital gains will expire in 2014. It is unlikely the Board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires.

9. INFORMATION REGARDING PENDING AND SETTLED LEGAL PROCEEDINGS

In June 2004, an action captioned John E. Gallus et. al. v. American Express Financial Corp. and American Express Financial Advisors Inc., was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota. In response to our motion to dismiss the complaint, the Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Discovery is currently set to end in March 2007.


------------------------------------------------------------------------------

RIVERSOURCE TAX-EXEMPT BOND FUND - 2006 ANNUAL REPORT 45

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), the parent company of RiverSource Investments, LLC (RiverSource Investments), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. In connection with these matters, the SEC and MDOC issued orders (the Orders) alleging that AEFC violated certain provisions of the federal and Minnesota securities laws by failing to adequately disclose market timing activities by allowing certain identified market timers to continue to market time contrary to disclosures in mutual fund and variable annuity product prospectuses. The Orders also alleged that AEFC failed to implement procedures to detect and prevent market timing in 401(k) plans for employees of AEFC and related companies and failed to adequately disclose that there were no such procedures. Pursuant to the MDOC Order, the MDOC also alleged that AEFC allowed inappropriate market timing to occur by failing to have written policies and procedures and failing to properly supervise its employees.

As a result of the Orders, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. Pursuant to the terms of the Orders, AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to make presentations at least annually to its board of directors and the relevant mutual funds' board that include an overview of policies and procedures to prevent market timing, material changes to these policies and procedures and whether disclosures related to market timing are consistent with the SEC order and federal securities laws. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. In addition, AEFC agreed to complete and submit to the MDOC a compliance review of its procedures regarding market timing within one year of the MDOC Order, including a summary of actions taken to ensure compliance with applicable laws and regulations and certification by a senior officer regarding compliance and supervisory procedures.

Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the RiverSource Funds' Boards of Directors/Trustees.


------------------------------------------------------------------------------

46 RIVERSOURCE TAX-EXEMPT BOND FUND - 2006 ANNUAL REPORT

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgements, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.


------------------------------------------------------------------------------

RIVERSOURCE TAX-EXEMPT BOND FUND - 2006 ANNUAL REPORT 47

10. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

CLASS A

PER SHARE INCOME AND CAPITAL CHANGES(a)
Fiscal period ended Nov. 30,                                2006         2005             2004         2003         2002
Net asset value, beginning of period                     $  3.84      $  3.89          $  4.10      $  4.05      $  4.05
------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                 .14          .14              .14          .15          .17
Net gains (losses) (both realized and unrealized)            .08         (.02)            (.01)         .08           --
------------------------------------------------------------------------------------------------------------------------
Total from investment operations                             .22          .12              .13          .23          .17
------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                        (.14)        (.14)            (.14)        (.15)        (.17)
Distributions from realized gains                           (.02)        (.03)            (.20)        (.03)          --
------------------------------------------------------------------------------------------------------------------------
Total distributions                                         (.16)        (.17)            (.34)        (.18)        (.17)
------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                           $  3.90      $  3.84          $  3.89      $  4.10      $  4.05
------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)                  $   788      $   601          $   674      $   777      $   828
------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets,
excluding interest and fee expense(b)                        .79%(c)      .82%(c)          .82%         .82%         .81%
------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets,
including interest and fee expense                           .91%(c)      .90%(c),(d)      .85%(d)      .88%(d)      .86%(d)
------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
to average daily net assets                                 3.70%        3.55%            3.55%        3.78%        4.23%
------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate
(excluding short-term securities)                             32%          29%              21%          92%         102%
------------------------------------------------------------------------------------------------------------------------
Total return(e)                                             5.83%        3.06%            3.33%        5.91%        4.30%
------------------------------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances.

(c) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class A would have been 0.83% and 0.83%, excluding interest and fee expense, and 0.95% and 0.91%, including interest and fee expense, for the years ended Nov. 30, 2006 and 2005, respectively.

(d) Ratios include interest and fee expense related to the Fund's participation in certain inverse floater programs. Due to an equal increase in interest income from fixed rate municipal bonds held in trust, there is no impact on the Fund's previously reported net assets, net asset value per share, total return or net investment income. In preparing its year ended Nov. 30, 2006 financial statements, the Fund's management made immaterial corrections to the ratio of expenses to average daily net assets, including interest and fee expense, for each of the years in the four-year period ended Nov. 30, 2005, to include interest and fee expense related to the Fund's participation in certain inverse floater programs.

(e)   Total return does not reflect payment of a sales charge.


------------------------------------------------------------------------------

48 RIVERSOURCE TAX-EXEMPT BOND FUND - 2006 ANNUAL REPORT

CLASS B

PER SHARE INCOME AND CAPITAL CHANGES(a)
Fiscal period ended Nov. 30,                                2006         2005             2004         2003         2002
Net asset value, beginning of period                     $  3.84      $  3.89          $  4.10      $  4.06      $  4.05
------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                 .11          .11              .11          .12          .15
Net gains (losses) (both realized and unrealized)            .08         (.02)            (.01)         .07           --
------------------------------------------------------------------------------------------------------------------------
Total from investment operations                             .19          .09              .10          .19          .15
------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                        (.11)        (.11)            (.11)        (.12)        (.14)
Distributions from realized gains                           (.02)        (.03)            (.20)        (.03)          --
------------------------------------------------------------------------------------------------------------------------
Total distributions                                         (.13)        (.14)            (.31)        (.15)        (.14)
------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                           $  3.90      $  3.84          $  3.89      $  4.10      $  4.06
------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)                  $    43      $    29          $    36      $    50      $    60
------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets,
excluding interest and fee expense(b)                       1.55%(c)     1.58%(c)         1.58%        1.58%        1.57%
------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets,
including interest and fee expense                          1.67%(c)     1.66%(c),(d)     1.61%(d)     1.64%(d)     1.62%(d)
------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
to average daily net assets                                 2.93%        2.78%            2.80%        3.02%        3.47%
------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate
(excluding short-term securities)                             32%          29%              21%          92%         102%
------------------------------------------------------------------------------------------------------------------------
Total return(e)                                             5.03%        2.29%            2.55%        4.85%        3.77%
------------------------------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances.

(c) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class B would have been 1.58% and 1.59%, excluding interest and fee expense, and 1.70% and 1.67%, including interest and fee expense, for the years ended Nov. 30, 2006 and 2005, respectively.

(d) Ratios include interest and fee expense related to the Fund's participation in certain inverse floater programs. Due to an equal increase in interest income from fixed rate municipal bonds held in trust, there is no impact on the Fund's previously reported net assets, net asset value per share, total return or net investment income. In preparing its year ended Nov. 30, 2006 financial statements, the Fund's management made immaterial corrections to the ratio of expenses to average daily net assets, including interest and fee expense, for each of the years in the four-year period ended Nov. 30, 2005, to include interest and fee expense related to the Fund's participation in certain inverse floater programs.

(e)   Total return does not reflect payment of a sales charge.


------------------------------------------------------------------------------

RIVERSOURCE TAX-EXEMPT BOND FUND - 2006 ANNUAL REPORT 49

CLASS C

PER SHARE INCOME AND CAPITAL CHANGES(a)
Fiscal period ended Nov. 30,                                2006         2005             2004         2003         2002
Net asset value, beginning of period                     $  3.84      $  3.89          $  4.10      $  4.06      $  4.06
------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                 .11          .11              .11          .12          .14
Net gains (losses) (both realized and unrealized)            .08         (.02)            (.01)         .07           --
------------------------------------------------------------------------------------------------------------------------
Total from investment operations                             .19          .09              .10          .19          .14
------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                        (.11)        (.11)            (.11)        (.12)        (.14)
Distributions from realized gains                           (.02)        (.03)            (.20)        (.03)          --
------------------------------------------------------------------------------------------------------------------------
Total distributions                                         (.13)        (.14)            (.31)        (.15)        (.14)
------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                           $  3.90      $  3.84          $  3.89      $  4.10      $  4.06
------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)                  $     7      $     4          $     5      $     6      $     6
------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets,
excluding interest and fee expense(b)                       1.55%(c)     1.59%(c)         1.58%        1.59%        1.57%
------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets,
including interest and fee expense                          1.67%(c)     1.67%(c),(d)     1.61%(d)     1.65%(d)     1.62%(d)
------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
to average daily net assets                                 2.93%        2.78%            2.80%        3.01%        3.39%
------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate
(excluding short-term securities)                             32%          29%              21%          92%         102%
------------------------------------------------------------------------------------------------------------------------
Total return(e)                                             5.03%        2.29%            2.55%        4.84%        3.52%
------------------------------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances.

(c) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class C would have been 1.58% and 1.60%, excluding interest and fee expense, and 1.70% and 1.68%, including interest and fee expense, for the years ended Nov. 30, 2006 and 2005, respectively.

(d) Ratios include interest and fee expense related to the Fund's participation in certain inverse floater programs. Due to an equal increase in interest income from fixed rate municipal bonds held in trust, there is no impact on the Fund's previously reported net assets, net asset value per share, total return or net investment income. In preparing its year ended Nov. 30, 2006 financial statements, the Fund's management made immaterial corrections to the ratio of expenses to average daily net assets, including interest and fee expense, for each of the years in the four-year period ended Nov. 30, 2005, to include interest and fee expense related to the Fund's participation in certain inverse floater programs.

(e)   Total return does not reflect payment of a sales charge.


------------------------------------------------------------------------------

50 RIVERSOURCE TAX-EXEMPT BOND FUND - 2006 ANNUAL REPORT

CLASS Y

PER SHARE INCOME AND CAPITAL CHANGES(a)
Fiscal period ended Nov. 30,                                2006       2005             2004         2003         2002
Net asset value, beginning of period                     $  3.84    $  3.89          $  4.10      $  4.06      $  4.06
----------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                 .15        .15              .15          .16          .18
Net gains (losses) (both realized and unrealized)            .07       (.02)            (.01)         .07           --
----------------------------------------------------------------------------------------------------------------------
Total from investment operations                             .22        .13              .14          .23          .18
----------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                        (.14)      (.15)            (.15)        (.16)        (.18)
Distributions from realized gains                           (.02)      (.03)            (.20)        (.03)          --
----------------------------------------------------------------------------------------------------------------------
Total distributions                                         (.16)      (.18)            (.35)        (.19)        (.18)
----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                           $  3.90    $  3.84          $  3.89      $  4.10      $  4.06
----------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)                  $    --    $    --          $    --      $    --      $    --
----------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets,
excluding interest and fee expense(b)                        .64%       .66%(c)          .66%         .66%         .66%
----------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets,
including interest and fee expense                           .76%       .74%(c),(d)      .69%(d)      .72%(d)      .71%(d)
----------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
to average daily net assets                                 3.85%      3.62%            3.66%        3.89%        4.32%
----------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate
(excluding short-term securities)                             32%        29%              21%          92%         102%
----------------------------------------------------------------------------------------------------------------------
Total return(e)                                             5.96%      3.19%            3.45%        5.74%        4.40%
----------------------------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances.

(c) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratio of expenses for Class Y would have been 0.68%, excluding interest and fee expense, and 0.76%, including interest and fee expense, for the year ended Nov. 30, 2005.

(d) Ratios include interest and fee expense related to the Fund's participation in certain inverse floater programs. Due to an equal increase in interest income from fixed rate municipal bonds held in trust, there is no impact on the Fund's previously reported net assets, net asset value per share, total return or net investment income. In preparing its year ended Nov. 30, 2006 financial statements, the Fund's management made immaterial corrections to the ratio of expenses to average daily net assets, including interest and fee expense, for each of the years in the four-year period ended Nov. 30, 2005, to include interest and fee expense related to the Fund's participation in certain inverse floater programs.

(e)   Total return does not reflect payment of a sales charge.


------------------------------------------------------------------------------

RIVERSOURCE TAX-EXEMPT BOND FUND - 2006 ANNUAL REPORT 51

REPORT OF INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM

THE BOARD AND SHAREHOLDERS
RIVERSOURCE TAX-EXEMPT SERIES, INC.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of RiverSource Tax-Exempt Bond Fund (a series of RiverSource Tax-Exempt Series, Inc.) as of November 30, 2006, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period ended November 30, 2006, and the financial highlights for each of the years or periods in the five-year period ended November 30, 2006. These financial statements and the financial highlights are the responsibility of fund management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2006, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of RiverSource Tax-Exempt Bond Fund as of November 30, 2006, the results of its operations, changes in its net assets and the financial highlights for each of the periods stated in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Minneapolis, Minnesota

January 22, 2007


------------------------------------------------------------------------------

52 RIVERSOURCE TAX-EXEMPT BOND FUND - 2006 ANNUAL REPORT

FEDERAL INCOME TAX INFORMATION

(UNAUDITED)

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. The dividends listed below are reported to you on your year-end statement.

Fiscal year ended Nov. 30, 2006

CLASS A

INCOME DISTRIBUTIONS 99.30% are tax-exempt.

PAYABLE DATE                                                         PER SHARE

Dec. 22, 2005 ....................................................   $ 0.01036
Jan. 26, 2006 ....................................................     0.01288
Feb. 27, 2006 ....................................................     0.01265
March 27, 2006 ...................................................     0.01093
April 26, 2006 ...................................................     0.01133
May 25, 2006 .....................................................     0.01102
June 26, 2006 ....................................................     0.01275
July 26, 2006 ....................................................     0.01159
Aug. 28, 2006 ....................................................     0.01273
Sept. 25, 2006 ...................................................     0.01089
Oct. 26, 2006 ....................................................     0.01205
Nov. 27, 2006 ....................................................     0.01255
Total ............................................................   $ 0.14173

CAPITAL GAIN DISTRIBUTION -- taxable as long-term capital gain.

PAYABLE DATE                                                         PER SHARE

Dec. 22, 2005 ....................................................   $ 0.01555
Total distributions ..............................................   $ 0.15728


------------------------------------------------------------------------------

RIVERSOURCE TAX-EXEMPT BOND FUND - 2006 ANNUAL REPORT 53

CLASS B

INCOME DISTRIBUTIONS 99.30% are tax-exempt.

PAYABLE DATE                                                         PER SHARE

Dec. 22, 2005 ....................................................   $ 0.00852
Jan. 26, 2006 ....................................................     0.01007
Feb. 27, 2006 ....................................................     0.01008
March 27, 2006 ...................................................     0.00868
April 26, 2006 ...................................................     0.00891
May 25, 2006 .....................................................     0.00872
June 26, 2006 ....................................................     0.01021
July 26, 2006 ....................................................     0.00914
Aug. 28, 2006 ....................................................     0.01010
Sept. 25, 2006 ...................................................     0.00864
Oct. 26, 2006 ....................................................     0.00956
Nov. 27, 2006 ....................................................     0.00997
Total ............................................................   $ 0.11260

CAPITAL GAIN DISTRIBUTION -- taxable as long-term capital gain.

PAYABLE DATE                                                         PER SHARE

Dec. 22, 2005 ....................................................   $ 0.01555
Total distributions ..............................................   $ 0.12815

CLASS C

INCOME DISTRIBUTIONS 99.30% are tax-exempt.

PAYABLE DATE                                                         PER SHARE

Dec. 22, 2005 ....................................................   $ 0.00852
Jan. 26, 2006 ....................................................     0.01007
Feb. 27, 2006 ....................................................     0.01007
March 27, 2006 ...................................................     0.00869
April 26, 2006 ...................................................     0.00891
May 25, 2006 .....................................................     0.00872
June 26, 2006 ....................................................     0.01021
July 26, 2006 ....................................................     0.00922
Aug. 28, 2006 ....................................................     0.01010
Sept. 25, 2006 ...................................................     0.00864
Oct. 26, 2006 ....................................................     0.00957
Nov. 27, 2006 ....................................................     0.00997
Total ............................................................   $ 0.11269

CAPITAL GAIN DISTRIBUTION -- taxable as long-term capital gain.

PAYABLE DATE                                                         PER SHARE

Dec. 22, 2005 ....................................................   $ 0.01555
Total distributions ..............................................   $ 0.12824


------------------------------------------------------------------------------

54 RIVERSOURCE TAX-EXEMPT BOND FUND - 2006 ANNUAL REPORT

CLASS Y

INCOME DISTRIBUTIONS 99.30% are tax-exempt.

PAYABLE DATE                                                         PER SHARE

Dec. 22, 2005 ....................................................   $ 0.01048
Jan. 26, 2006 ....................................................     0.01340
Feb. 27, 2006 ....................................................     0.01307
March 27, 2006 ...................................................     0.01137
April 26, 2006 ...................................................     0.01160
May 25, 2006 .....................................................     0.01132
June 26, 2006 ....................................................     0.01304
July 26, 2006 ....................................................     0.01201
Aug. 28, 2006 ....................................................     0.01331
Sept. 25, 2006 ...................................................     0.01137
Oct. 26, 2006 ....................................................     0.01262
Nov. 27, 2006 ....................................................     0.01306
Total ............................................................   $ 0.14665

CAPITAL GAIN DISTRIBUTION -- taxable as long-term capital gain.

PAYABLE DATE                                                         PER SHARE

Dec. 22, 2005 ....................................................   $ 0.01555
Total distributions ..............................................   $ 0.16220

SOURCE OF DISTRIBUTIONS

For dividends paid by the Fund to be tax-exempt the Fund must have at least 50% of its assets in tax-exempt obligations at the end of each fiscal quarter.

FEDERAL TAXATION

Tax-exempt distributions are exempt from federal income taxes and should not be included in shareholders' gross income. The income from this Fund is subject to the alternative minimum tax (AMT). The AMT percentage for 2006 was 0.00%.

OTHER TAXATION

Tax-exempt distributions may be subject to state and local taxes. Each shareholder should consult a tax advisor about reporting this income for state and local tax purposes.


------------------------------------------------------------------------------

RIVERSOURCE TAX-EXEMPT BOND FUND - 2006 ANNUAL REPORT 55

SOURCE OF INCOME BY STATE

Percentages of income from municipal securities earned by the Fund from various states during the fiscal year ended Nov. 30, 2006 are listed below.

Alaska                                                                   0.049%
Alabama                                                                  1.180
Arkansas                                                                 0.259
Arizona                                                                  0.819
California                                                              16.243
Colorado                                                                 1.693
Connecticut                                                              0.053
District of Columbia                                                     0.003
Florida                                                                  2.447
Georgia                                                                  1.397
Iowa                                                                     0.022
Illinois                                                                 7.603
Indiana                                                                  0.910
Kentucky                                                                 0.293
Louisiana                                                                3.864
Maine                                                                    0.173
Maryland                                                                 0.007
Massachusetts                                                            4.581
Michigan                                                                 5.449
Minnesota                                                                2.142
Mississippi                                                              0.129
Missouri                                                                 0.804
Montana                                                                  0.009
Nebraska                                                                 0.032
Nevada                                                                   2.371
New Hampshire                                                            0.045
New Jersey                                                               5.176
New Mexico                                                               0.236
New York                                                                12.062
North Carolina                                                           2.580
North Dakota                                                             0.031
Ohio                                                                     2.381
Oklahoma                                                                 0.003
Oregon                                                                   1.328
Pennsylvania                                                             1.448
Puerto Rico                                                              3.845
Rhode Island                                                             0.753
South Carolina                                                           1.870
Tennessee                                                                1.352
Texas                                                                    7.903
Utah                                                                     0.257
Virginia                                                                 1.338
Washington                                                               4.191
West Virginia                                                            0.028
Wisconsin                                                                0.591
Wyoming                                                                  0.050


------------------------------------------------------------------------------

56 RIVERSOURCE TAX-EXEMPT BOND FUND - 2006 ANNUAL REPORT

FUND EXPENSES EXAMPLE

(UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six months ended Nov. 30, 2006.

ACTUAL EXPENSES

The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses paid during the period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


------------------------------------------------------------------------------

RIVERSOURCE TAX-EXEMPT BOND FUND - 2006 ANNUAL REPORT 57

                                                    BEGINNING         ENDING        EXPENSES
                                                  ACCOUNT VALUE   ACCOUNT VALUE    PAID DURING          ANNUALIZED
                                                  JUNE 1, 2006    NOV. 30, 2006   THE PERIOD(a)      EXPENSE RATIO(d)
Class A
   Actual(b)                                        $   1,000      $  1,045.60      $  4.67                .91%
   Hypothetical (5% return before expenses)         $   1,000      $  1,020.51      $  4.61                .91%
Class B
   Actual(b)                                        $   1,000      $  1,041.60      $  8.55               1.67%
   Hypothetical (5% return before expenses)         $   1,000      $  1,016.70      $  8.44               1.67%
Class C
   Actual(b)                                        $   1,000      $  1,038.90      $  8.54               1.67%
   Hypothetical (5% return before expenses)         $   1,000      $  1,016.70      $  8.44               1.67%
Class Y
   Actual(b)                                        $   1,000      $  1,043.50      $  3.89(c)             .76%
   Hypothetical (5% return before expenses)         $   1,000      $  1,021.26      $  3.85(c)             .76%

(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

(b)   Based on the actual return for the six months ended Nov. 30, 2006:
      +4.56% for Class A, +4.16% for Class B, +3.89% for Class C and +4.35% for Class Y.

(c) The following changes have been implemented for Class Y: terminating the shareholder servicing agreement, revising the fee structure under the transfer agent agreement from account-based to asset-based, and adopting a plan administration services agreement. In addition, the investment manager and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until Nov. 30, 2007, unless sooner terminated at the discretion of the Fund's Board, such that net expenses
      (excluding interest and fee expenses related to the Fund's participation in certain inverse floater programs) will not exceed 0.64% for Class Y.
      Any amounts waived will not be reimbursed by the Fund. If these changes had been in place for the six-month period ended Nov. 30, 2006, the actual and hypothetical expenses paid would have been the same as those expenses presented in the table above for Class Y.

(d) Annualized expense ratios include interest and fee expense related to the Fund's participation in certain inverse floater programs. Due to an equal increase in interest income from fixed rate municipal bonds held in trust, there is no impact on the Fund's net assets, net asset value per share, total return or net investment income. The ratios excluding interest and fee expense were 0.79% for Class A, 1.55% for Class B, 1.55% for Class C and 0.64% for Class Y. See Notes 1 and 10 to the financial statements.


------------------------------------------------------------------------------

58 RIVERSOURCE TAX-EXEMPT BOND FUND - 2006 ANNUAL REPORT

BOARD MEMBERS AND OFFICERS

Shareholders elect a Board that oversees the Fund's operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board.

The following is a list of the Fund's Board members. Each member oversees 100 RiverSource funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the Board. Under the current Board policy, members may serve until the end of the meeting following their 75th birthday, or the fifteenth anniversary of the first Board meeting they attended as members of the Board, whichever occurs first. This policy does not apply to Ms. Jones who may retire after her 75th birthday.

INDEPENDENT BOARD MEMBERS

NAME,                    POSITION HELD
ADDRESS,                 WITH FUND AND       PRINCIPAL OCCUPATION                      OTHER
AGE                      LENGTH OF SERVICE   DURING PAST FIVE YEARS                    DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------------
Kathleen Blatz           Board member        Chief Justice, Minnesota Supreme Court,
901 S. Marquette Ave.    since 2006          1998-2005
Minneapolis, MN 55402
Age 52

------------------------------------------------------------------------------------------------------------------
Arne H. Carlson*         Board member        Chair, RiverSource Funds, 1999-2006;
901 S. Marquette Ave.    since 1999          Chair, Board Services Corporation
Minneapolis, MN 55402                        (provides administrative services to
Age 72                                       boards); former Governor of Minnesota

------------------------------------------------------------------------------------------------------------------
Patricia M. Flynn        Board member        Trustee Professor of Economics and
901 S. Marquette Ave.    since 2004          Management, Bentley College; former
Minneapolis, MN 55402                        Dean, McCallum Graduate School of
Age 56                                       Business, Bentley College

------------------------------------------------------------------------------------------------------------------
Anne P. Jones            Board member        Attorney and Consultant
901 S. Marquette Ave.    since 1985
Minneapolis, MN 55402
Age 71

------------------------------------------------------------------------------------------------------------------
Jeffrey Laikind          Board member        Former Managing Director, Shikiar Asset   American Progressive
901 S. Marquette Ave.    since 2005          Management                                Insurance
Minneapolis, MN 55402
Age 71

------------------------------------------------------------------------------------------------------------------
Stephen R. Lewis, Jr.*   Board member        President Emeritus and Professor of       Valmont Industries, Inc.
901 S. Marquette Ave.    since 2002 and      Economics, Carleton College               (manufactures irrigation
Minneapolis, MN 55402    Chair of the Board                                            systems)
Age 67                   since 2007

------------------------------------------------------------------------------------------------------------------

* Effective Jan. 1, 2007 Stephen Lewis replaced Arne Carlson as Chair of the Board.


------------------------------------------------------------------------------

RIVERSOURCE TAX-EXEMPT BOND FUND - 2006 ANNUAL REPORT 59

NAME,                    POSITION HELD
ADDRESS,                 WITH FUND AND       PRINCIPAL OCCUPATION                      OTHER
AGE                      LENGTH OF SERVICE   DURING PAST FIVE YEARS                    DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------------
Catherine James Paglia   Board member        Director, Enterprise Asset Management,    Strategic Distribution,
901 S. Marquette Ave.    since 2004          Inc. (private real estate and asset       Inc. (transportation,
Minneapolis, MN 55402                        management company)                       distribution and
Age 54                                                                                 logistics consultants)

------------------------------------------------------------------------------------------------------------------
Vikki L. Pryor*          Board member        President and Chief Executive Officer,
901 S. Marquette Ave.    since 2006          SBLI USA Mutual Life Insurance Company,
Minneapolis, MN 55402                        Inc. since 1999
Age 53

------------------------------------------------------------------------------------------------------------------
Alison Taunton-Rigby     Board member        Chief Executive Officer, RiboNovix,       Hybridon, Inc.
901 S. Marquette Ave.    since 2002          Inc. since 2003 (biotechnology); former   (biotechnology); American
Minneapolis, MN 55402                        President, Forester Biotech               Healthways, Inc. (health
Age 62                                                                                 management programs)

------------------------------------------------------------------------------------------------------------------

BOARD MEMBER AFFILIATED WITH RIVERSOURCE INVESTMENTS**

NAME,                    POSITION HELD
ADDRESS,                 WITH FUND AND       PRINCIPAL OCCUPATION                      OTHER
AGE                      LENGTH OF SERVICE   DURING PAST FIVE YEARS                    DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------------
William F. Truscott      Board member        President - U.S. Asset Management and
53600 Ameriprise         since 2001,         Chief Investment Officer, Ameriprise
Financial Center         Vice President      Financial, Inc. and President, Chairman
Minneapolis, MN 55474    since 2002          of the Board and Chief Investment
Age 46                                       Officer, RiverSource Investments, LLC
                                             since 2005; President, Ameriprise
                                             Certificate Company since 2006; Senior
                                             Vice President - Chief Investment
                                             Officer, Ameriprise Financial, Inc. and
                                             Chairman of the Board and Chief
                                             Investment Officer, RiverSource
                                             Investments, LLC, 2001-2005

------------------------------------------------------------------------------------------------------------------

 * Vikkia L. Pryor resigned as a member of the Board, effective Jan. 11, 2007.

** Interested person by reason of being an officer, director, security holder and/or employee of RiverSource Investments.

The SAI has additional information about the Fund's Board members and is available, without charge, upon request by calling RiverSource Funds at (888) 791-3380; contacting your financial institution; or visiting riversource.com/funds.


------------------------------------------------------------------------------

60 RIVERSOURCE TAX-EXEMPT BOND FUND - 2006 ANNUAL REPORT

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Vice President, the Fund's other officers are:

FUND OFFICERS

NAME,                   POSITION HELD
ADDRESS,                WITH FUND AND        PRINCIPAL OCCUPATION
AGE                     LENGTH OF SERVICE    DURING PAST FIVE YEARS
---------------------------------------------------------------------------------------------------------------------
Patrick T. Bannigan     President            Senior Vice President - Asset Management, RiverSource Investments, LLC
172 Ameriprise          since 2006           since 2006; Managing Director and Global Head of Product, Morgan
Financial Center                             Stanley Investment Management, 2004-2006; President, Touchstone
Minneapolis, MN 55474                        Investments, 2002-2004; Director of Strategic Planning, Evergreen
Age 41                                       Investments, 1995-2002

---------------------------------------------------------------------------------------------------------------------
Michelle M. Keeley      Vice President       Executive Vice President - Equity and Fixed Income, Ameriprise
172 Ameriprise          since 2004           Financial, Inc. and RiverSource Investments, LLC since 2006; Vice
Financial Center                             President - Investments, Ameriprise Certificate Company since 2003;
Minneapolis, MN 55474                        Senior Vice President - Fixed Income, Ameriprise Financial, Inc.,
Age 42                                       2002-2006 and RiverSource Investments, LLC, 2004-2006; Managing
                                             Director, Zurich Global Assets, 2001-2002

---------------------------------------------------------------------------------------------------------------------
Amy K. Johnson          Vice President       Vice President - Asset Management and Trust Company Services,
5228 Ameriprise         since 2006           RiverSource Investments, LLC since 2006; Vice President - Operations
Financial Center                             and Compliance, RiverSource Investments, LLC, 2004-2006; Director of
Minneapolis, MN 55474                        Product Development - Mutual Funds, Ameriprise Financial, Inc.,
Age 41                                       2001-2004

---------------------------------------------------------------------------------------------------------------------
Jeffrey P. Fox          Treasurer            Vice President - Investment Accounting, Ameriprise Financial, Inc.
105 Ameriprise          since 2002           since 2002; Vice President - Finance, American Express Company,
Financial Center                             2000-2002
Minneapolis, MN 55474
Age 51

---------------------------------------------------------------------------------------------------------------------
Scott R. Plummer        Vice President,      Vice President and Chief Counsel - Asset Management, Ameriprise
5228 Ameriprise         General Counsel      Financial, Inc. since 2005; Vice President, General Counsel and
Financial Center        and Secretary        Secretary, Ameriprise Certificate Company since 2005; Vice President -
Minneapolis, MN 55474   since 2006           Asset Management Compliance, Ameriprise Financial, Inc., 2004-2005;
Age 47                                       Senior Vice President and Chief Compliance Officer, U.S. Bancorp Asset
                                             Management, 2002-2004; Second Vice President and Assistant General
                                             Counsel, Hartford Life, 2001-2002

---------------------------------------------------------------------------------------------------------------------
Jennifer D. Lammers     Chief Compliance     U.S. Asset Management Chief Compliance Officer, RiverSource
172 Ameriprise          Officer since 2006   Investments, LLC since 2006; Director - Mutual Funds, Voyageur Asset
Financial Center                             Management, 2003-2006; Director of Finance, Voyageur Asset Management,
Minneapolis, MN 55474                        2000-2003
Age 46

---------------------------------------------------------------------------------------------------------------------
Neysa M. Alecu          Money Laundering     Compliance Director and Anti-Money Laundering Officer, Ameriprise
2934 Ameriprise         Prevention Officer   Financial, Inc. since 2004; Manager Anti-Money Laundering, Ameriprise
Financial Center        since 2004           Financial, Inc., 2003-2004; Compliance Director and Bank Secrecy Act
Minneapolis, MN 55474                        Officer, American Express Centurion Bank, 2000-2003
Age 42

---------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------

RIVERSOURCE TAX-EXEMPT BOND FUND - 2006 ANNUAL REPORT 61

PROXY VOTING

The policy of the Board is to vote all proxies of the companies in which the Fund holds investments. The procedures are stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling RiverSource Funds at (888) 791-3380; contacting your financial institution; visiting riversource.com/funds; or searching the website of the Securities and Exchange Commission (SEC) at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2006 is available without charge by visiting riversource.com/funds; or searching the website of the SEC at www.sec.gov.


------------------------------------------------------------------------------

62 RIVERSOURCE TAX-EXEMPT BOND FUND - 2006 ANNUAL REPORT

RIVERSOURCE(SM) TAX-EXEMPT BOND FUND
734 Ameriprise Financial Center
Minneapolis, MN 55474

RIVERSOURCE.COM/FUNDS

                         This report must be accompanied or preceded by the
                         Fund's current prospectus. RiverSource(SM) mutual
                         funds are distributed by RiverSource Distributors,
                         Inc. and Ameriprise Financial Services, Inc., Members
                         NASD, and managed by RiverSource Investments, LLC.
RIVERSOURCE [LOGO](SM)   These companies are part of Ameriprise Financial,
      INVESTMENTS        Inc.

                                                              S-6310 AD (1/07)

Item 2. (a) The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer and principal financial officer. A copy of the code of ethics is filed as an exhibit to this form N-CSR.

         (b) During the period covered by this report, there were not any amendments to the provisions of the code of ethics adopted in 2(a) above.

         (c) During the period covered by this report, there were not any implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a).

Item 3. The Registrant's board of directors has determined that independent directors Jeffrey Laikind and Anne P. Jones, each qualify as audit committee financial experts.

ITEM 4.    PRINCIPAL ACCOUNTANT FEES AND SERVICES

Fund - Related Fees*

(a) Audit Fees. The fees paid for the years ended Nov. 30, to KPMG LLP for professional services rendered for the audits of the annual financial statements for RiverSource Tax-Exempt Series, Inc. were as follows:

                        2006 - $58,900;                       2005 - $58,000

(b) Audit - Related Fees. The fees paid for the years ended Nov. 30, to KPMG LLP for additional professional services rendered in connection with the registrant's security count pursuant to Rule 17f-2 for RiverSource Tax-Exempt Series, Inc. were as follows:

                        2006 - $246;                          2005 - $194

(c) Tax Fees. The fees paid for the years ended Nov. 30, to KPMG LLP for tax compliance related services for RiverSource Tax-Exempt Series, Inc. were as follows:

                        2006 - $5,500;                        2005 - $5,324

(d) All Other Fees. The fees paid for the years ended Nov. 30, to KPMG LLP for additional professional services rendered for RiverSource Tax-Exempt Series, Inc. were as follows:

                        2006 - $1,713;                        2005 - $163


(e) (1) Audit Committee Pre-Approval Policy. Pursuant to Sarbanes-Oxley pre-approval requirements, all services to be performed by KPMG LLP for the registrant and to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant must be pre-approved by the audit committee.

(e) (2) 100% of the services performed for items (b) through (d) above during 2006 and 2005 were pre-approved by the audit committee.

(f)      Not applicable.

(g) Non-Audit Fees. The fees paid for the years ended Nov. 30, by the registrant for non-audit services to KPMG LLP were as follows:

                        2006 - $59,613;                       2005 - $92,487

         The fees paid for the years ended Nov. 30, to KPMG LLP by the registrant's investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant were as follows:

                        2006 - $52,400;                       2005 - $87,000

(h) 100% of the services performed for item (g) above during 2006 and 2005 were pre-approved by the audit committee.

*2005 represents bills paid 12/1/04 - 11/30/05
 2006 represents bills paid 12/1/05 - 11/30/06

Item 5.  Audit Committee of Listed Registrants. Not applicable.

Item 6. The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not applicable.

Item 10. Submission of matters to a vote of security holders. Not applicable.

Item 11. Controls and Procedures.

         (a) The Registrant's principal executive officer and principal financial officer have concluded that the Registrant's disclosure controls and procedures (as defined in rule 30a-3(c)) of the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) are sufficient to provide reasonable assurance that information required to be disclosed by the Registrant in this Form N-CSR was recorded, processed, summarized and reported within the time period specified in the Securities and Exchange Commission ("SEC") rules and forms or by the SEC staff, based upon such officers' evaluation of these controls and procedures as of January 23, 2007, which is a date within 90 days of the filing date of this report on Form N-CSR. The Registrant's principal executive officer and principal financial officer have also concluded that the Registrant's disclosure controls and procedures designed to ensure that information required to be disclosed by the Registrant in this Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure, were effective.

         Subsequent to the Registrant's fiscal year ended November 30, 2006, but prior to the issuance of the Registrant's financial statements for such fiscal year end and the evaluation of its internal controls in connection with the certifications in this N-CSR, the Registrant's management became aware that there was a control deficiency over financial reporting with respect to investments in municipal "inverse floater" programs for the RiverSource Tax-Exempt Bond Fund (the "Fund"). As of and prior to November 30, 2006, the Fund's fiscal year end, the Registrant had accounted for such transfers as "sales" in accordance with the then-current practice in the mutual fund industry. After a review of such treatment with the Fund's independent public accountants, the Registrant applied the provisions of Statement of Financial Accounting Standards No. 140, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities" ("SFAS 140") to such transfers and adjusted the Fund's current year financial statements prior to their filing. The prior years' ratios of expenses were also adjusted (in a manner not considered material) for each of the four years in the period ended November 30, 2005. The adjustment of the Fund's financial statements had no impact on net assets, net asset value per share, total return or net investment income.

         Since November 30, 2006 and prior to the issuance of the Fund's annual report, the operation of the Registrant's controls over financial reporting was modified to enhance the review and analysis of the relevant terms and conditions for transfers of securities in connection with inverse floating rate obligations.

         Following a review of financial statements of several other investment companies investing in similar instruments and in consultation with others in the investment company industry, Fund Management believes that, in general, other investment companies investing in similar investments over the same time periods accounted for such investments in a similar manner as the Fund prior to the adjustment of the Fund's financial statements.

         (b) There were no changes in the Registrant's internal controls over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal controls over financial reporting. However, as discussed in the third paragraph under (a) above, the Registrant enhanced controls over the application of SFAS 140 subsequent to November 30, 2006.

Item 12. Exhibits.

         (a)(1) Code of ethics as applies to the Registrant's principal executive officer and principal financial officer, as required to be disclosed under Item 2 of Form N-CSR, is attached as Ex. 99.CODE ETH.

         (a)(2) Separate certification for the Registrant's principal executive officer and principal financial officer, as required by
         Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as EX.99.CERT.

         (a)(3) Not applicable.

         (b) A certification by the Registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(b) under the Investment Company Act of 1940, is attached as EX.99.906 CERT.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                       RiverSource Tax-Exempt Series, Inc.





By                                 /s/ Patrick T. Bannigan
                                   -----------------------
                                       Patrick T. Bannigan
                                       President and Principal Executive Officer

Date                                   February 7, 2007

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.





By                                 /s/ Patrick T. Bannigan
                                   -----------------------
                                       Patrick T. Bannigan
                                       President and Principal Executive Officer

Date                                   February 7, 2007





By                                 /s/ Jeffrey P. Fox
                                   -----------------------
                                       Jeffrey P. Fox
                                       Treasurer and Principal Financial Officer

Date                                   February 7, 2007